UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, Suite 300

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Samuel S. Stewart, Jr. Wasatch Advisors, Inc. 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Item 1: Report to Shareholders.

Wasatch Funds

Salt Lake City, Utah

www.WasatchFunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — INTRODUCING THE TORTOISE ECONOMY

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

Welcome to the new slow-growth economy. This new economy results, in part, from a structural change that has taken place over the last few decades. If we look around the globe, in almost all of the mature countries — and even in China and Brazil — fertility rates have dropped below the replacement rate. So we now have a substantial segment of the global population with a large number of retirees and a relatively smaller labor force. We have less economic growth coming from young people going to work and spending money. Now economic growth in much of the world, including the U.S., is slower and less dynamic.

Our new economy is a bit like a tortoise. We can push it. Pull it. Or prod it all we want. Maybe for a short while we can get the economy to pick up the pace, but we’re not going to make it grow fast. Most of us, including many in Washington, are only now coming to understand that we have a tortoise economy. And the ramifications are becoming clear. After years of significant fiscal and monetary stimulus, job growth continues — but at an anemic pace.

In mid-September, citing less-than-robust economic data, the U.S. Federal Reserve (Fed) decided to delay the taper of “quantitative easing.” Investors in the financial and commodity markets initially reacted favor-

ably to the news. From my vantage point, however, I found the Fed’s decision disappointing. I think the moderately higher interest rates that might have resulted from the taper would have been consistent with a healthier lending environment, which is important for economic growth. In addition, with inflation in check and recent improvements in the federal budget deficit relative to gross domestic product (GDP), I believe the Fed should be erring on the side of reduced intervention.

ECONOMY

As we adjust to this tortoise economy, it is especially important that we as a country set priorities. For some time now, we’ve been using a combination of monetary stimulus and broad fiscal stimulus. Monetary stimulus, mainly quantitative easing, is a blunt weapon that has outlived its usefulness. Many investors, myself included, believe the Fed has done all it can to improve economic conditions. While the Fed may still be able to influence market psychology and interest rates, I think the Fed is “pushing on a string” when it comes to meaningful economic growth and employment.

Unlike monetary stimulus, fiscal stimulus can be targeted at a specific problem, such as unemployment. Direct government spending on job skills training and infrastructure — combined with indirect measures, including tax credits and incentives to private industry — could lead to long-term growth in jobs and employment.

Given our health-care challenges today, if we funded additional researchers at the National Institutes of Health, for example, we’d be creating good, permanent jobs. Although the payoff might seem nebulous right now, it would help improve the market for highly skilled jobs and raise some wages. This is the type of fiscal stimulus that I think will help deal with many of our problems and keep the U.S. competitive in the global economy.

MARKETS

During the past several years, my messages have been largely optimistic about both the economy and the stock market. More recently, I have cautioned that we could see a rise in interest rates and a corresponding decline in bond prices — especially for bonds with longer maturities. These conditions have, in fact, unfolded over the past year. The S&P 500 Index gained 5.24% for the third quarter and 19.34% for the 12 months ended September 30, 2013. At the same time, the intermediate-term Barclays Capital U.S. Aggregate Bond Index was up 0.57% for the quarter but declined 1.68% for the 12 months. And long-term government bonds, as represented by the Barclays U.S. 20+ Year Treasury Bond Index, fell 2.70% for the quarter and lost 11.84% for the 12 months.

Equity investors may not be focused on bond prices and the impact of changes in interest rates. While the yield on 30-year Treasury bonds rose from a low of 2.45% on July 25, 2012 to 3.68% on September 30, 2013, many equity investors paid scant attention to the seemingly small increase. In terms of principal value, however, the movement was significant.

While I believe that we now have a tortoise economy, I remain upbeat. I think we’ll have to learn to live with slower growth, and I’d argue that’s OK. We’ll have to be careful about valuations. In some cases, current stock prices reflect high future growth rates that may not be fully achieved. As stock prices advance, investors should be wary about paying too much. And it may be wise to trim the expensive, more-speculative stocks in a portfolio.

I’m less concerned about the possibility of a further rise in interest rates. Though many investors believe the eventual tapering of quantitative easing will put substantial upward pressure on interest rates, I think there’s a reasonable chance that much of the rise in rates has already occurred — at least for the near term. Counteracting a possible Fed taper, we’re seeing relatively little demand for credit, one of the results of the slow-growth economy. Additionally, there’s a very high demand from savers for assets that produce even modest amounts of income. These two factors (low demand for credit and high demand for yield) may exert some downward pressure on interest rates. So, on balance, I think it’s unclear as to whether we’ll see a small rise or a small dip in rates.

If interest rates do rise modestly or even more than I expect, I don’t anticipate that higher rates will have substantial adverse effects on the stock market overall. There is, in fact, no consistent historical relationship between interest rates and stock prices. It is normal for rates to rise during an economic recovery. Only when there are signs of overheating in the economy do higher rates usually represent a threat to the stock market. Especially in the current low-inflation environment, I don’t think equity investors need be overly worried about a small or moderate uptick in interest rates.

SEPTEMBER 30, 2013 (UNAUDITED)

The key ingredients to investing going forward will be focusing on high-quality companies, staying diversified, and maintaining some cash to buffer volatility and to take advantage of attractive valuations during periodic corrections. I define high-quality companies as those that have sufficiently strong balance sheets to self-fund their operations even under difficult economic conditions.

I also think investors should pay attention to dividend-paying companies, which have tended to outperform non-dividend-paying companies in slow-growth environments. In a tortoise economy, dividends increase in importance.

I remain partial to fast-growing companies, too. But I caution investors to examine them very closely. It is one thing to pay a premium for growth. It is quite another to pay the seemingly absurd valuations that some of these companies now exhibit, especially given that we have entered an economy that is expanding at a slower pace overall.

Looking abroad, I think targeted investments in high-quality companies in emerging markets might be attractive. Emerging markets, including the BRICs (Brazil, Russia, India and China), have broadly lagged this year. For example, India has been experiencing challenges due to its wide trade deficit, volatile currency, and government bureaucracy. In China, money had been pouring into potentially unproductive companies. Yet we should not lose sight of the fact that over time these economies are likely to continue growing at high rates, while we’ll have more-subdued growth in the U.S. and the rest of the developed world.

There may also be attractive company-specific opportunities in Europe, which appears to have come out of its long recession. Stock markets in the region have generally done well over the past year. But there are structural challenges that remain with the euro currency.

All things considered, large U.S. companies that operate globally appear to be particularly attractive right now. Because many of these companies are generating significant portions of their sales outside the U.S., investors are effectively getting some international exposure.

WASATCH

Wasatch Advisors recently moved into a new company office at the University of Utah Research Park in Salt Lake City. The mission of the Research Park is to attract and promote the growth of industrial technology; to foster the economic growth and development of Utah by providing an environment conducive to the interaction of the University and industrial communities; and to encourage the transfer of University research and technology to the private sector for the creation of jobs and state revenues. The move enabled us to have a more-open work environment that brings our portfolio managers and analysts together in one room, promoting more staff interaction and teamwork.

With sincere thanks for your continued investment and for your trust,

Sam Stewart

President of Wasatch Funds

Information in this document regarding market or economic trends or the factors influencing historical or future performance reflects the opinions of management as of the date of this document. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

Wasatch Advisors is the investment advisor to Wasatch Funds.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

The Fed is said to be “pushing on a string” when accommodative monetary policy cannot entice individuals and businesses to spend money or invest for economic growth.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Valuation is the process of determining the current worth of an asset or company.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued.

The Barclays U.S. 20+ Year Treasury Bond Index measures the performance of U.S. Treasury securities that have remaining maturities of 20 or more years.

You cannot invest directly in these or any indices.

MSCI benchmark data used in this report was provided by MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report was not approved or produced by MSCI.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW During the 12 months ended September 30, 2013, the Wasatch Core Growth Fund —Investor Class gained 26.76%, and underperformed the 30.06% return of the Russell 2000 Index.

It was another strong year for the U.S. equity market, as the Federal Reserve’s easy monetary policy helped drive stocks higher. Slow growth outside the U.S. also caused a rotation of asset flows back into U.S. small cap stocks. While economic conditions have improved, the pace of business activity generally remains tepid.

It is not uncommon for the Fund to lag in such buoyant markets. The stocks of what we view as our high quality companies can, at times, be overshadowed by the stocks of companies with more speculative business models and inferior balance sheets. In the short term, frothy markets differentiate less between the average and the truly great companies.

Against this backdrop, we were pleased with the performance of our U.S. holdings, which returned over 33% this year, and outperformed the Russell 2000 Index. The primary reasons the Fund lagged the benchmark were its cash position and a small weight in companies listed overseas. Specifically, our holdings in India were down about 9% in the period, due to a relative decline in the country’s currency.

In this year’s “risk-on” market, we’ve observed a seemingly insatiable appetite for high-growth stocks. The most innovative companies are being bid up to valuations we consider extreme. In fact, the number of companies with market capitalizations greater than 10 times their annual revenues, a metric we consider extreme, is at a 13 year high.

DETAILS OF THE YEAR

That isn’t to say we haven’t benefited from the market’s heightened appreciation for fast-growth companies. A case in point is Tesla Motors, which was our greatest contributor to performance. We purchased Tesla, an emerging manufacturer of high-performance electric vehicles, a little over a year ago. Since then, its market capitalization has grown from $3 billion to $22 billion. We love Tesla’s future, but with so much of the next five years’ success already accounted for in the stock price, we sold out of our position completely.

Our disciplined approach to both valuation and portfolio risk has caused us to continue trimming other stocks with a similar profile. This has hurt performance over the last 12 months, resulting in us “leaving some gains on the table” as momentum-oriented investors drove these stocks higher. While we believe these are extremely interesting businesses, we worry that investors’ sentiment on these super-fast growers is so high that it would not take much of a hiccup to bring valuations down precipitously.

Meanwhile, the high-quality stable growth companies that we believe make up the bulk of the portfolio continue to grow. Earnings growth in the most recently reported quarter was just over 15% on revenue growth of 13.6%. This compares well to the average Russell 2000 company, which posted 7.1% earnings growth on 5.6% revenue growth. We are adding to our high quality growers, which we’d expect to hold up well should there be less optimism in the market.

After Tesla, our next-best contributor was IDEX Corp., one of our core holdings for over six years. The company manufactures fluid-control systems and components, such as valves, pumps and flow meters. We feel IDEX’s success can be attributed to its top-flight management team. The company continues to execute well, with solid returns on capital and prudent use of debt.

Our greatest detractor from performance was Higher One Holdings. Higher One provides colleges and universities with cost-saving technology that automates financial-aid disbursement. It has been hurt by declining enrollments, especially at the two-year and four-year state schools that account for most of the company’s business. In addition, the company has been forced to adjust its fees, disclosure statements and compliance reporting. On the plus side, Higher One acquired its largest competitor, and we believe the acquisition can provide upside that is not reflected in the stock price.

DFC Global, a financial-services company for under-banked consumers, was our second-largest detractor. The company has been hurt by new laws affecting its operations in the United Kingdom, where it generates about half its revenues. We think the new regulations are likely to result in a longer-term industry shakeout of smaller competitors that will benefit DFC. In addition, investors have sold the stock down to what we view as an undervalued level.

OUTLOOK

Our companies continue to perform well in what is still, overall, a weak but improving business environment. We believe the quality of our portfolio companies is as good as ever. Valuations are a concern. Whether the strong market move was due to capital indiscriminately flowing back into U.S. markets, or to optimism that the U.S. economy is poised to accelerate, the average small cap company isn’t attractively valued, good companies look expensive, and high-growth companies trade at extreme valuations. Our holdings are also more expensive today, but within the band that we feel can offer attractive returns going forward. In this elevated market, we are being especially careful to manage portfolio risk through stock selection and position weightings.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	26.76%	15.09%	9.24%
Core Growth (WIGRX) — Institutional	26.86%	15.13%	9.25%
Russell 2000® Index	30.06%	11.15%	9.64%
Russell 2000® Growth Index	33.07%	13.17%	9.85%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund — Investor Class: 1.23% / Institutional Class: 1.55%, Net: 1.12%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Copart, Inc.	5.1%
Life Time Fitness, Inc.	4.0%
IDEX Corp.	3.1%
Waste Connections, Inc.	2.9%
Alliance Data Systems Corp.	2.8%

Company	% of Net Assets
MEDNAX, Inc.	2.8%
Polypore International, Inc.	2.6%
Vistaprint N.V.	2.6%
MSC Industrial Direct Co., Inc., Class A	2.4%
Ensign Group, Inc. (The)	2.4%

*	As of September 30, 2013, there were 63 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING INDIA FUND (WAINX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan.

Ajay Krishnan, CFA Portfolio Manager

OVERVIEW

The Wasatch Emerging India Fund returned -11.88% in the 12 months ended September 30, 2013. The Fund outperformed its benchmark, the MSCI India Investable Market Index (IMI), which returned -14.37%.

Several factors weighed on Indian equities this year. These included rising interest rates, declining credit quality and weakness in the country’s currency, the rupee. The rupee fell about

16% against the U.S. dollar during the fiscal year and directly impacted the Fund’s return. The weak rupee also has stoked inflation in India by increasing the prices of imports such as oil. Concern that the U.S. Federal Reserve may soon scale back its bond-purchase program pressured the rupee by making the dollar more attractive to investors. India’s current-account deficit also has contributed to its currency’s depreciation.

Three of the worst-performing sectors in the MSCI India IMI were industrials (down 38%), materials (down 28%), and financials (down 27%). The primary reason the Fund outperformed its benchmark was that in each of these sectors our companies declined less than their counterparts in the Index. The utilities sector of the Index fell 31%, and our minimal allocation to that sector also helped the Fund’s performance relative to the benchmark.

Information technology (IT, up 12%) benefited from the weak rupee and was one of the best-performing sectors of the Index. Our IT companies underperformed the benchmark’s IT companies, and our underweight allocation to IT also hurt Fund performance relative to the benchmark. However, factors such as these were not enough to offset the Fund’s outperformance of the Index in other areas.

DETAILS OF THE YEAR

One of the strongest contributors to Fund performance for the year was Cognizant Technology Solutions. Cognizant provides IT consulting and business-outsourcing services worldwide. In early 2013, Cognizant’s stock declined on provisions in a U.S. Senate immigration bill that would have adversely affected outsourcers such as Cognizant that employ foreign workers under H1-B visas. With the onerous Senate version of the bill now unlikely to be taken up by the House, Cognizant’s stock has recovered strongly on good fundamentals and improved investor sentiment.

IPCA Laboratories, a manufacturer of generic pharmaceu-ticals, was another top contributor. The company’s exports are benefiting from weakness in the rupee, as well as from increased market penetration of generic drugs in the U.S., Europe and Japan. IPCA’s stock rose sharply on news the U.S. Food and Drug Administration had cleared the company’s oral solid formulations plant in Indore for U.S. shipments. Late last year, those shipments were halted because of inadequate documentation at the facility.

The greatest detractor from performance for the year was Jubilant Foodworks. The company’s Pizza Hut and Dunkin’ Donuts franchises in India have been hurt by higher food-input costs and slower discretionary consumer spending. We view this as a temporary setback in Jubilant’s long-term growth trajectory and are maintaining the Fund’s position in the stock.

Yes Bank was another significant detractor. The bank receives a significant amount of funding through the wholesale market, where higher short-term interest rates have increased its borrowing costs. In addition, Yes Bank has been impacted by concerns about deteriorating credit quality among India’s large corporations and infrastructure borrowers.

OUTLOOK

In our view, the Emerging India Fund’s negative return this year is more a reflection of the declining rupee than it is of deteriorating company fundamentals. India’s broad-based S&P BSE Sensex Index, for example, has risen 3.29% over the past 12 months. While we have no plans to directly hedge the Fund against currency fluctuations, we have been seeking to dampen their effects by investing in companies that stand to benefit from rupee weakness. These include IT services companies, exporters of generic pharmaceuticals, and other attractive businesses with costs based in the rupee and revenue derived in other currencies.

Though the country continues to struggle, there are a number of reasons why we believe current investor sentiment toward India is worse than reality. First, the country has about $251 billion in foreign-currency reserves that could be deployed to stem the rupee’s decline. Second, the Indian government has easy fixes — such as taxing imports of gold and electronics — that it could use to rectify the current-account deficit without stifling economic growth. Third, India’s debt-to-GDP ratio is only about 18.3%; of emerging countries, only China’s is lower. Fourth, large infrastructure projects are finally beginning to move forward. Fifth, the Indian economy is still growing over 4.4% per year. And sixth, the coming year will see significant government stimulus ahead of the elections.

From a longer-term perspective, the secular development of India’s consumer economy and middle class remains intact. Large numbers of consumers are coming of age in India, and they are going to be demanding goods and services at unprecedented levels. We also remain excited about the long-term prospects of sectors such as health care and financials.

For financial-services companies especially, we think valuations have become very attractive relative to the risks. Financial services remain underpenetrated in India, and we believe the country’s largely unbanked population offers ample opportunity for long-term growth. Meanwhile, based on forward price-to-earnings ratios, valuation for the Indian market as a whole is near the low end of its range over the past 10 years.

Despite potential short-term headwinds, we believe India offers attractive opportunities for patient, long-term investors.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India	-11.88%	N/A	-4.31%
MSCI India IMI	-14.37%	N/A	-13.86%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are 3.41%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in small or micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. The Fund is non-diversified, meaning that it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Lupin Ltd. (India)	3.2%
Mahindra & Mahindra Financial Services Ltd. (India)	2.8%
Cognizant Technology Solutions Corp., Class A	2.6%
IPCA Laboratories Ltd. (India)	2.6%
Gruh Finance Ltd. (India)	2.6%

Company	% of Net Assets
Jubilant Foodworks Ltd. (India)	2.0%
Berger Paints India Ltd. (India)	1.9%
Eicher Motors Ltd. (India)	1.9%
Page Industries Ltd. (India)	1.8%
Godrej Consumer Products Ltd. (India)	1.8%

*	As of September 30, 2013, there were 58 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) covers all investable large, mid and small cap securities across India, targeting approximately 99% of the Indian market’s free-float adjusted market capitalization. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SELECT FUND (WAESX/WIESX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Roger Edgley.

Ajay Krishnan, CFA Portfolio Manager	Roger D. Edgley, CFA Portfolio Manager	OVERVIEW In the period from its inception on December 13, 2012 through September 30, 2013, the Wasatch Emerging Markets Select Fund — Investor Class returned -4.40%. The MSCI

Emerging Markets Index returned -3.00%.

The Fund began on a solid note and registered a gain for the first quarter of 2013. In the spring and summer, however, the prospect of less-accommodative U.S. monetary policy sent the dollar soaring against the currencies of a number of emerging markets. That cut the value in U.S. dollars of investments in those countries and dampened investors’ enthusiasm for emerging markets in general.

As a result, returns during the reporting period were driven largely by country rather than by company fundamentals. The Index benefited from modestly positive returns in its three most-heavily weighted countries — Taiwan (up 4.0%), China (up 0.5%) and Korea (up 0.01%) — while the Fund’s minimal weightings in those countries were a headwind for performance relative to the benchmark. All three countries have current-account surpluses that helped their performance by making their currencies more attractive to investors. In China and Korea — as well as in Brazil, South Africa and Thailand — our companies significantly underperformed their counterparts in the benchmark and detracted from the Fund’s return.

In Hong Kong, Russia, the Philippines, Mexico and Colombia, our companies outperformed the benchmark’s companies by a wide margin and contributed to the Fund’s return. Although the Fund’s strong showings in these countries largely offset its weaker performance elsewhere, on balance the Fund underperformed the benchmark during this abbreviated reporting period.

DETAILS OF THE PERIOD SINCE INCEPTION

Our best performer and top contributor to the Fund’s return during the period was Galaxy Entertainment Group. The company, which is based in Hong Kong, owns and operates hotels and casinos in Macau. We believe Galaxy is a well-run operator whose rapid growth has started to catch the attention of investors. The company also is benefiting from better-than-expected Chinese economic data and strength in hotel-casino equities in general.

Brazilian company M Dias Branco was another strong contributor. The company sells wheat-derived foodstuffs, such as biscuits, pastas and wheat flour. Other products include margarines, crackers and cookies. We think M Dias Branco has done an excellent job of managing its brands and building customer loyalty. The company has been benefiting from weaker commodity prices, which have lowered its input costs and supported profit margins. In addition, the stock may be seeing strength from equity investors seeking less-risky, higher-quality issues.

One of the greatest detractors from performance for the period was Indonesian cement manufacturer PT Semen Indonesia Persero. Despite strong company fundamentals, the stock suffered as investors sought to avoid the perceived riskiness of Indonesian equities. In short, the stock appears to have fallen out of favor, and we remain patient.

Raia Drogasil, one of the largest drugstore chains in Brazil, was another significant detractor. Rising interest rates have hurt Brazilian retail stocks on concerns that higher borrowing costs will slow consumer spending. Although we liquidated positions in Brazilian retailers Lojas Renner and Cia Hering during the period on similar concerns, Raia Drogasil sells products that are less sensitive to fluctuations in consumer activity. We think the stock may have been punished unfairly, and we are maintaining our position in Raia Drogasil.

OUTLOOK

Though very real in U.S. dollar terms, the stock-market corrections in many emerging markets have been currency-driven events of little note when measured in terms of the local currencies. India’s S&P BSE Sensex Index,* for example, actually rose 3.29% over the 12 months ended September 30, 2013. Also weighing on emerging markets has been slower growth in China and corresponding weakness in commodity prices. Over the past few months, however, Chinese economic data has improved significantly. Manufacturing is showing signs of picking up, and economic and financial reforms appear to be on the horizon.

In response to the improving fundamentals, we are gradually increasing the Fund’s weighting in China. There are indications that the Chinese stock market may have bottomed, and we believe we can find high-quality companies at attractive valuations. In particular, we are seeking growth-oriented Chinese companies that have the potential to generate significant amounts of cash. Areas of focus include Hong Kong-based retailers and brands, e-commerce and health care, as well as niches such as the infant-formula market and Macau gaming stocks.

Another of our recent investment themes for the Fund is to seek companies positioned to benefit from weakness in their local currencies. These companies might include, for example, exporters of pharmaceuticals, consumer goods or other products for which manufacturing costs are based in the local currency. If the local currencies were to weaken, the companies’ products would become less expensive and more competitive overseas. We anticipate that these “natural” currency hedges may help to dampen some of the Fund’s currency-based volatility.

Thank you for the opportunity to manage your assets.

*	The S&P BSE Sensex Index (S&P Bombay Stock Exchange Sensitive Index) is a free-float market capitalization-weighted stock market index of 30 well-established and financially sound companies listed on BSE (Bombay Stock Exchange) Ltd. The 30 component companies, which are some of the largest and most actively traded stocks, are representative of various industrial sectors of the Indian economy.

Current	and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX/WIESX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	N/A	N/A	-4.40%
Emerging Markets Select (WIESX) — Institutional	N/A	N/A	-3.90%
MSCI Emerging Markets Index	N/A	N/A	-3.00%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 2.27%, Net: 1.69% / Institutional Class —Gross: 2.29%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Galaxy Entertainment Group Ltd. (Hong Kong)	3.9%
M Dias Branco S.A. (Brazil)	3.8%
Magnit (Russia)	3.7%
International Container Terminal Services, Inc. (Philippines)	3.4%
Lupin Ltd. (India)	3.4%

Company	% of Net Assets
SJM Holdings Ltd. (Hong Kong)	3.1%
Coca-Cola Icecek A.S. (Turkey)	2.9%
Credicorp Ltd. (Peru)	2.9%
Cemex Latam Holdings S.A. (Colombia)	2.8%
Life Healthcare Group Holdings Ltd. (South Africa)	2.8%

*	As of September 30, 2013, there were 33 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW The Wasatch Emerging Markets Small Cap Fund gained 0.85% in the 12 months ended September 30, 2013 and underperformed the MSCI Emerging Markets Small Cap Index, which rose 4.88%. It was a tepid 12 months for emerging markets overall, with lots of volatility along the way. The fourth quarter of 2012 and first quarter of 2013 were solid with mid-single digit increases in the Fund and the Index, with the Fund performing above the Index. The tables turned in the second quarter of 2013. Emerging markets began to sell off on concerns of the U.S. Federal Reserve beginning to roll back stimulus. We performed well in the second quarter of 2013 with the Fund down less than the benchmark, which suffered a 7.47% decline, thus outperforming in the down market as we expect. As emerging markets bounced back in the third quarter of 2013, the Fund suffered sizable relative underperformance.

We have been in these situations before and are not concerned about one quarter of underperformance. We have been pleased with the Fund’s risk-adjusted returns and feel that we have not been taking on more than market risk to achieve these returns. Something that may not be appreciated about this strategy is the amount of inbuilt diversification coming from broad exposure across stocks, sectors, countries and currencies.

DETAILS OF THE YEAR

During the year, our stock picking added value relative to the Index in most countries and was particularly beneficial in India, once again, along with Peru, Chile, Russia, Turkey, Colombia, Mexico, the Philippines, Poland and Thailand, where we are overweight, despite some of these markets experiencing significant decreases. This is consistent with our historical outperformance in these emerging markets, as the Philippines, India and Peru were also big contributors to our outperformance in the previous year. Our main sources of underperformance were Indonesia and Brazil, where we were overweight compared to the Index and underperformed it. The key driver of underperformance in these countries was significant exposure to domestic demand stocks that were disproportionately impacted by currency devaluation. We view this situation as temporary and are staying the course as we feel our investments are in companies of exceptional quality that have the potential to outperform after this bout of market turbulence.

We are finding many exciting long-run growth stories in India, and the Fund is overweight in Indian stocks relative to the benchmark (almost double). Our stocks were down about 11% while those in the benchmark were down nearly 28%. This was another year of significant outperformance in India even though the absolute performance was negative, which was unavoidable given the size of the downturn in that market. In Thailand we are also overweight versus the benchmark, and our stocks were up over 26% while those in the benchmark were up about 9%.

In China, our weighting is less than half that of the benchmark and our stocks underperformed. Chinese stocks performed strongly this year — whether one considers the domestic Shanghai market or Chinese stocks listed on other exchanges such as the U.S. and Hong Kong. The strong performance in Chinese stocks this year is based on reversal of years of consistent underperformance due to some real and justified concerns investors have regarding corporate behavior, and the quality of the economic and political system. We have been underweight in China for the past few years and expect to continue to be underweight, reflecting the difficulty of finding companies that meet our quality criteria. However, the Chinese market will have periods of outperformance when valuations get attractive enough relative to other markets and improving macro data will attract investors. We are cognizant of that risk and have been finding more companies that meet our quality standards, especially in “new economy” parts of the market such as Internet services.

Our best-performing stocks were broadly based in countries and sectors. Siam Makro, the top contributor, is a Thailand-based food wholesaler. St. Shine Optical is a Taiwanese contact lens manufacturer. LPP is a fast fashion retailer in Eastern Europe. And Universal Robina is a food products manufacturer in the Philippines.

Country and sector diversification also characterized the Fund’s bottom performers. Trinity Ltd. is a China-based fashion retailer. LIC Housing Finance is a mortgage lender in India. And Brasil Pharma is a pharmacy chain in Brazil. The risks tended to be more specific to these companies, with a general theme that their stocks were generally expensive and exhibited deteriorating fundamentals.

OUTLOOK

The past year underscores the importance of smaller countries like the Philippines, Thailand, Poland and Mexico and emphasizes that the Fund’s performance goes beyond the BRICs (Brazil, Russia, India and China). To us, the long-term attraction of emerging markets is about much more than the BRICs. Our outlook for emerging markets in general is positive. We believe we have constructed a high-quality portfolio that has the potential to deliver better-than-market earnings-per-share growth. This gives us confidence that the Fund is well-positioned for the future. We continue to believe that smaller companies will be a key part of positive change across many sectors and countries.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) —Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	0.85%	16.84%	5.16%
MSCI Emerging Markets Small Cap Index	4.88%	12.36%	-0.08%
MSCI Emerging Markets Index	0.98%	7.22%	-0.91%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 2.13%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Sa Sa International Holdings Ltd. (China)	2.6%
St. Shine Optical Co. Ltd. (Taiwan)	2.6%
Biostime International Holdings Ltd. (China)	2.4%
Minor International Public Co. Ltd. (Thailand)	2.3%
Mahindra & Mahindra Financial Services Ltd. (India)	2.1%

Company	% of Net Assets
Merida Industry Co. Ltd. (Taiwan)	2.0%
TAV Havalimanlari Holding A.S. (Turkey)	1.8%
Eurocash S.A. (Poland)	1.7%
Home Product Center Public Co. Ltd. (Thailand)	1.7%
International Container Terminal Services, Inc. (Philippines)	1.6%

*	As of September 30, 2013, there were 93 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: October 1, 2007. The MSCI Emerging Markets and Emerging Markets Small Cap indices are free float-adjusted market capitalization indices designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indices.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Laura Geritz.

Laura Geritz, CFA Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund gained 22.88% in the 12 months ended September 30, 2013. The Fund outperformed the MSCI Frontier Emerging Markets Index, which rose 8.63% during the same period. The Fund continued its steady climb higher in the first nine months of the fiscal year and consistently outperformed the benchmark by an average of five percentage points per quarter. The final three months of the fiscal year marked the only period in which the Fund underperformed by just over two percentage points as many emerging and frontier markets sold off in anticipation of a reduction in stimulus efforts by the U.S. Federal Reserve (Fed).

With the continued risks facing the world’s economy, including anemic growth in the U.S., a struggling Europe, and an uncertain future for China, we continue to invest in companies we consider to be high quality with strong cash flow characteristics and balance sheets that have the potential to do relatively well in any economic environment.

Our strategy of investing in frontier and emerging small countries isn’t without risks. We believe individual countries will witness setbacks. This is why country diversification is extremely important to us as a risk management tool. The Fund’s diversification is not driven by sectors, as would be seen in more global products. We attempt to mitigate the risk of having one country go astray through broad country selection. Domestic economic opportunities may be one of the prime reasons frontier emerging small countries also offer low correlation with other markets and may enhance portfolio diversification for investors.

We believe that the investment potential has moved on from large emerging markets such as Korea and Taiwan, and Brazil, Russia, India and China (collectively known as the BRICs), to smaller emerging countries including Peru, Colombia, Egypt, the Philippines, Thailand, Indonesia and the Czech Republic, and to frontier countries such as Kenya, Ghana, Nigeria, Bangladesh, Pakistan, Vietnam and Sri Lanka. This isn’t to say that investment returns won’t be strong in the large emerging countries. It is simply to point to a subset of the emerging world that is as yet undiscovered by many investors. A key attribute that makes this set of frontier and emerging small countries interesting for us is the low coverage in the universe of companies we are researching — close to 20% of the Fund’s holdings have no analyst coverage.

DETAILS OF THE YEAR

Frontier market performance was resilient during the past 12 months, with some choppiness as worries that the Fed would start tapering its monthly bond purchases caused a knee jerk reaction throughout many markets and sent many currencies into a decline. Holdings in countries with less prudent fiscal positions, for example those with high current account and budget deficits, underperformed in the last three months of the fiscal year given concerns of the ensuing reversal in capital flows. That said, our country diversification has had a material benefit as countries with strong fiscal positions, currencies pegged to the U.S. dollar and low valuations, such as many in the Middle East, helped to offset weakness in other regions.

Our overweight positions in Kenya and Nigeria added significantly to outperformance relative to our benchmark in the past 12 months. Our combined average weighting of over 26% compared to the Index’s roughly 9%, with our stocks providing performance of over 30%, added nicely to the Fund’s results relative to the benchmark. Our stock picking added value in the majority of countries and was particularly strong in the Philippines, Sri Lanka, Kuwait, Bangladesh and Peru.

The largest detractor from relative performance came from overweight exposure to South Africa where a weak currency had a material impact on holdings. Our stocks in Malaysia, Zimbabwe, Colombia and Botswana had negative returns but subtracted less than one percentage point from the Fund’s overall performance. Our top-contributing stocks were heavily weighted in the African consumer staples, telecommunication services and consumer discretionary sectors and included Nestlé Nigeria, Safaricom, East African Breweries and Cadbury Nigeria. The Fund’s largest detractors included Shoprite Holdings, Malaysia-based retailer Padini Holdings, Engro Foods and Econet Wireless Zimbabwe. The risks tended to be more specific to these companies.

OUTLOOK

We continue to employ a “boots on the ground” approach to finding investment ideas, traveling extensively throughout frontier and emerging markets. During the period, our team spent time in the Middle East, Africa and Asia visiting countries such as Saudi Arabia, Qatar, Kenya, Rwanda and Sri Lanka just to name a few. We believe the insights gained while visiting countries and companies firsthand in these regions is invaluable as we seek the highest quality investments in local markets throughout the world.

In these regions of the world, we believe the quality of the companies we have found and their management teams have been outstanding. Growth appears to be abundant and valuations lower than what we have seen in emerging markets, especially when we incorporate high dividend yields. In addition, stocks in frontier and emerging small countries appear to be reasonably valued relative to their quality and growth prospects.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries	22.88%	N/A	26.89%
MSCI Frontier Emerging Markets Index	8.63%	N/A	10.72%
MSCI Frontier Markets Index	21.75%	N/A	16.19%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the Fund’s January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are 3.64%. The Net Expenses are 2.25%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 90 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Viet Nam Dairy Products JSC (Vietnam)	4.3%
East African Breweries Ltd. (Kenya)	3.8%
Nestlé Nigeria plc (Nigeria)	3.5%
Safaricom Ltd. (Kenya)	3.2%
Nigerian Breweries plc (Nigeria)	3.0%

Company	% of Net Assets
Brasseries Maroc (Morocco)	2.7%
Zenith Bank plc (Nigeria)	2.2%
Kuwait Foods Americana (Kuwait)	2.1%
Commercial Bank of Ceylon plc (Sri Lanka)	1.9%
Lucky Cement Ltd. (Pakistan)	1.8%

*	As of September 30, 2013, there were 119 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indices are free float-adjusted market capitalization indices designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Ajay Krishnan.

JB Taylor Portfolio Manager	Ajay Krishnan, CFA Portfolio Manager	OVERVIEW The Wasatch Global Opportunities Fund gained 24.23% in the 12 months ended September 30, 2013, and the MSCI AC World Small Cap Index rose 24.95%. It was a year of impressive performance for many small cap markets. Some of the strongest gains came from developed Europe, where economic data is improving and the European Central Bank has signaled its willingness to support the region’s fragile recovery. Emerging market small caps advanced overall but lagged developed markets amid capital outflows, currency volatility and slowing economic growth.

The Fund generated a strong return in this environment, with gains in most countries and sectors of investment. Performance modestly trailed the MSCI AC World Small Cap Index, mainly due to an overweight in emerging markets that resulted from our bottom-up research. Good stock selection, particularly in the United States and Japan, helped mitigate the negative impact of the overweight in emerging markets.

DETAILS OF THE YEAR

The Fund’s U.S. holdings, which accounted for 38% of the portfolio, gained approximately 36% for the period, a result that was significantly better than the 29.79% return of the MSCI U.S. Small Cap Index.* Our biggest winners tended to be stocks of very fast-growing companies, reflecting a seemingly insatiable appetite for high-growth stocks in the low-growth U.S. economy. They included Envestnet, a supplier of web-based tools to financial advisors, and Ultimate Software Group, a provider of human capital management software. Envestnet is benefiting from the growing number of advisors who are leaving big brokerage firms to set up independent practices. Ultimate Software is disrupting a large industry historically dominated by a few very profitable companies, as its cloud-based system is generally less expensive, faster to implement and easier to maintain than legacy systems.

DFC Global was the biggest detractor in the U.S. portion of the Fund. DFC is a financial services firm that has been hurt by new laws affecting its lending operations in the United Kingdom, where it generates about half of its revenues. We think the new regulations are likely to result in a longer-term industry shakeout of smaller competitors that will allow DFC to improve growth and profitability.

Our international holdings, which accounted for 58% of the Fund, gained more than 23%, outperforming the 20.04% increase in the MSCI AC World Ex-U.S.A. Small Cap Index.** The top contributor in the Fund was MonotaRO (Japan), an Internet-based distributor of maintenance, repair and operations products that continues to add new customers. Online retailers Start Today (Japan) and Yoox (Italy) also performed well amid the global trend toward online shopping. We believe the fundamentals of these and other Internet companies in the Fund are strong, but their valuations are looking rich. So we have been trimming some of our positions.

Concerns that the Federal Reserve might soon start tapering its bond purchases pushed longer-term U.S. interest rates higher over the course of the period, prompting many investors to shift capital from emerging markets (which are generally perceived as riskier) to the United States. Slowing economic growth in many emerging countries was an additional headwind for small cap stocks in these markets. Relative to the Index, the Fund was overweight in some of the worst-performing countries — countries like India and Indonesia that rely on foreign investment to finance current account deficits. As capital flowed out of these markets, their currencies weakened, which exacerbated the declines in their equity markets for U.S.-based investors. These countries are facing challenges, and we are disappointed with the recent performance of their stock markets. However, we believe their long-term fundamentals remain intact due to favorable demographics, rising income levels and rapidly growing ranks of middle-class consumers.

OUTLOOK

Many Wall Street analysts expect the average earnings growth rate for U.S. small cap companies to accelerate by the end of the year. We think these expectations are too optimistic given how slow the U.S. economy is growing and how difficult it will be for companies to continue increasing margins after several years of cost cutting. If companies end up missing their earnings estimates, we think the U.S. small cap market could be vulnerable, especially given today’s high valuations. Valuations are more attractive overseas, particularly in emerging markets.

While we are cautious on the broad U.S. small cap market, opportunities still exist. Even in challenging environments, there are always companies in which individual characteristics allow them to grow and thrive. The earnings growth of our companies suggests that we have invested in many such names. Furthermore, the portfolio’s price-to-earnings multiple was broadly in line with historical averages on September 30. The combination of growth and value we are seeing in the Fund gives us confidence that our portfolio of Wasatch’s best global ideas is well positioned for the future.

Thank you for the opportunity to manage your assets.

*	The MSCI U.S. Small Cap Index represents the universe of small capitalization companies in the U.S. equity market.

**	The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities.

You cannot invest in these or any indices.

Current and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities	24.23%	N/A	25.88%
MSCI AC World Small Cap Index	24.95%	N/A	21.52%
S&P Global SmallCap Index	25.90%	N/A	20.73%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are 1.84%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Lupin Ltd. (India)	2.6%
Wirecard AG (Germany)	2.3%
Start Today Co. Ltd. (Japan)	2.0%
Calbee, Inc. (Japan)	1.9%
IPCA Laboratories Ltd. (India)	1.8%
Abcam plc (United Kingdom)	1.8%

Company	% of Net Assets
Sa Sa International Holdings Ltd. (China)	1.8%
Salvatore Ferragamo Italia S.p.A. (Italy)	1.8%
International Container Terminal Services, Inc. (Philippines)	1.8%
Biostime International Holdings Ltd. (China)	1.8%

*	As of September 30, 2013, there were 90 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: November 17, 2008. The MSCI AC (All Country) World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The S&P Global SmallCap Index is an unmanaged index and includes reinvestment of all dividends of issuers located across developed and emerging markets, including the United States, that fall in the bottom 15% of their country’s market cap range. You cannot invest directly in these or any indices.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW Stock market returns were exceptionally strong over the 12 months ended September 30, 2013. The Wasatch Heritage Growth Fund gained 21.67% while the Fund’s benchmark, the Russell Midcap Growth Index, advanced 27.54% over the same period.

We are pleased that the Fund delivered a significant gain. We are also disappointed — though not completely surprised — that it underperformed the benchmark. As we’ve reiterated throughout the years, the steadily growing, top-quality companies that we believe we hold in the Fund tend to generate less market excitement when stock prices are rapidly moving up. We would have liked the market to recognize the untapped potential of the Fund’s holdings. But — more importantly — we believe the consistent execution that is typical of the companies we hold gives them the potential to outperform when market participants aren’t so optimistic.

The Fund’s top-contributing securities for the fiscal year were Tesla Motors, which advanced 365%, and LKQ Corp., which was up a more modest, but still robust 72%.

Although most of the Fund’s holdings contributed to performance over the past 12 months, there were a few detractors. Chief among them was Riverbed Technology, which was down about 43%.

The Fund’s largest holding, Cognizant Technology Solutions, pulled back sharply during the second calendar quarter of 2013, but subsequently rallied as investor fears were calmed. Cognizant finished the 12-month period with a gain of 17.3%.

DETAILS OF THE YEAR

Cognizant faced uncertainty when it seemed that a bill working its way through the U.S. Senate would inhibit the company’s ability to obtain H-1B visas for foreign workers, a vital part of Cognizant’s workforce. The bill is now in the U.S. House of Representatives, which looks as if it will move forward in a manner that may have less impact on Cognizant. Cognizant has benefited as industry demand seems to be solid and growth is picking up, particularly in Europe. We have owned Cognizant’s stock at various levels since 2005, and it has been a strong contributor to long-term performance.

The recent ups and downs of Cognizant’s stock price provide a good example of why we focus on long-term results. Our bottom up research gives us confidence that Cognizant is a great company, with the attributes necessary to grow earnings for a long time. While we can’t be certain that a piece of legislation will never impair Cognizant’s business model, we believe that Cognizant’s management team is prepared to adapt to and address challenges like this.

The Fund benefited from enormous appreciation in the stock price of Tesla Motors. Even though we were bullish on the company’s prospects when we purchased it, we clearly could not have forecast that it would achieve such robust gains so quickly. The luxury electric car manufacturer excited investors by reporting its first profitable quarter while management increased its vehicle production estimates.

Although we continue to believe that Tesla is a leader in an exciting, paradigm-shifting industry, at current levels, its valuation is demanding an aggressive ramp up in sales. We slowly sold our position into market strength.

LKQ Corp. is a provider of aftermarket auto parts. We recently visited with the company’s management team in our Salt Lake City office and continue to be encouraged about its prospects. We initially came to know LKQ Corp. prior to its initial public offering in 2003 and have kept an eye on it as it continued to grow and eventually became large enough to hold in our portfolio style. LKQ Corp. operates in a fragmented industry where its expanding network and the breadth of its inventory typically allow it to get parts to repair shops more quickly than its competitors. Also, because LKQ Corp. supplies aftermarket rather than original equipment manufacturer (OEM) parts, it provides significant savings to consumers and insurance companies. We believe the company will continue to gain market share as it expands its network in the U.S. and Europe.

Riverbed Technology was one of the few holdings that detracted from the Fund’s performance. The information technology company was a small holding in the Fund that unfortunately did not work out as we had hoped. We often start with small positions in new names and add to them as we build conviction over time. Our ongoing research on Riverbed Technology indicated to us that it was time to sell.

OUTLOOK

While we are pleased that the Fund has delivered strong gains over the past several years, the near constant trend of appreciation in the stock market has been largely unmatched by a corresponding uptick in the economy. We are concerned that future results will not be as vibrant as those recently captured. Valuations of the Fund’s holdings —though not out of bounds — are near the high end of our comfort zone, so we remain cautious.

At current market levels it is becoming more and more difficult to identify new, attractively valued investment opportunities that also exhibit the high quality characteristics that we desire. Nevertheless, we continue to scour the investable universe to pinpoint companies that will enable us to add value to the Fund.

Thank you for the opportunity to invest your assets.

Current and future holdings are subject to risk.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Heritage Growth	21.67%	12.34%	6.96%
Russell Midcap® Growth Index	27.54%	13.92%	9.18%
S&P 500 Index	19.34%	10.02%	6.55%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 1.03%. The Net Expenses are 0.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks including potential loss of the principal amount invested.

TOP TEN EQUITY HOLDINGS*

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	5.7%
IHS, Inc., Class A	4.0%
Copart, Inc.	3.9%
LKQ Corp.	3.9%
Amphenol Corp., Class A	3.8%

Company	% of Net Assets
Covance, Inc.	3.7%
Microchip Technology, Inc.	3.7%
MSC Industrial Direct Co., Inc., Class A	3.6%
SEI Investments Co.	3.4%
Ross Stores, Inc.	3.0%

*	As of September 30, 2013, there were 43 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged and is a common measure of common stock total return performance. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley.

Roger D. Edgley, CFA Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund gained 28.63% in the 12 months ended September 30, 2013. The Fund outperformed the MSCI AC World Ex-U.S.A. Small Cap Index, which rose 20.04%. We are pleased with the Fund’s outperformance during the year, especially on a risk-adjusted basis. This year has been marked by stronger performance of developed markets in Europe and the Pacific Rim. Emerging markets have struggled this year, hurt by ongoing concerns of the potential U.S. Federal Reserve’s tapering effects on countries like Brazil and Turkey that are running current account deficits. We believe one of the strengths of our strategy is diversity in investments, and we have seen it this year as markets in Europe and Japan spring back. Global investors are also recognizing that these investment destinations are considerably less expensive than the U.S., which we estimate to be by about 20% to 30%. Given the diversity and huge opportunity set, we see international small cap invest-ing as a good place for active management.

DETAILS OF THE YEAR

During the year, our stock picking added value in the majority of countries in which the Fund was invested, and was particularly strong in Japan. While the Fund’s weight in Japan was just over 15% compared to the benchmark’s weight of 18.5%, our Japanese stocks were up approximately 79% while those in the Index were up about 29%. This year we started to see economic stabilization and growth in the developed world, as evidenced by the stronger performance of Japan, the United Kingdom and Europe. We believe the Fund has done well over the past year and longer because the companies that meet our investment criteria have unique characteristics that allow them to thrive in a variety of economic conditions. Some of these companies are market leaders taking share from competitors. Others deliver products and services that make their customers more efficient. The stocks of these types of companies typically have strong performance relative to their peers in weak environments. They may not participate when improving conditions lead to increasing risk appetites among investors and spark a strong market rally. This year, the Fund had strong performance and participation in the market rally across most of our names, particularly in Japan. Other markets that added significantly to the Fund’s outperformance of the Index included Thailand, Italy and Turkey, all markets where we are overweight and our stocks outperformed. In a handful of markets, including Norway, Brazil and New Zealand, where each was less than 5% of the total portfolio, our stock picks were weak.

Our four best-performing stocks were Internet companies. One of these was Infomart, a business-to-business e-commerce solutions provider in the food industry. The company provides an online procurement system to connect restaurants to wholesalers in Japan. Because the standard ordering process is inefficient and paper-based, companies that implement the system see strong returns on their investment. Infomart has been investing in its business, which should result in margins and returns on capital improving over the next few years. Other top contributors included Kakaku.com, a Japanese price comparison site with a strongly growing restaurant portal site, Yoox S.p.A. (Italy), an Internet retailing partner for luxury fashion and design brands, and ASOS, a United Kingdom-based global Internet fashion retailer.

Holdings that detracted from performance included KUKA, a German manufacturer of robot-supported automation equipment for industrial manufacturing processes, Toridoll, an udon noodle restaurant chain in Japan, PT Indocement Tunggal Prakarsa, a cement company in Indonesia, and Amara Raja Batteries, an industrial and automotive battery manufacturer in India.

OUTLOOK

The Fund continues to be broadly positioned across countries and sectors, which we believe has helped manage risk. More importantly, we believe the key to providing the long-term results we seek to achieve for our shareholders is the effort of our team to identify long duration growth businesses. As always, we will search for attractive companies that fit our investment criteria by doing our own company-specific due diligence.

Wasatch’s investment team has spent, and is spending, considerable time visiting companies in Europe — in fact one member of the team is based there for the next few months. We have seen some positive developments. To quote the Financial Times in the September 29th edition, which highlighted Eurozone optimistic glimmerings, “Last week economic sentiment hit a two year high” with signs coming from a stronger manufacturing sector, better consumer confidence, and real wage growth. In the U.K. — like the U.S. — the property market has seen a positive return in the last year. There is also more evidence that U.S. investment flows have increased into Europe — driven by clearer evidence that the acute phase of the Eurozone (EU) crisis is over, that economic data is more positive and that equity markets offer value. The challenges of Europe remain and are well known — public sector finances in the peripheral EU countries, high unemployment and slow economic growth. For Japan and Europe, we believe the case can be made that better economic news is partly structural and is positive not just in the short-term, but could be the beginning of a multi-year upturn.

We believe we are maintaining a high-quality portfolio with close to a market price-to-earnings multiple, which has the potential to deliver better-than market earnings-per-share growth. While the economic environment is improving, but fragile, we have a high degree of confidence in the Fund’s positioning.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Growth	28.63%	19.62%	12.79%
MSCI AC World Ex-U.S.A. Small Cap Index	20.04%	11.38%	11.12%
MSCI World Ex-U.S.A. Small Cap Index	24.75%	11.06%	10.15%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.57%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Wirecard AG (Germany)	2.8%
Start Today Co. Ltd. (Japan)	2.8%
Kakaku.com, Inc. (Japan)	2.7%
Pigeon Corp. (Japan)	2.7%
Abcam plc (United Kingdom)	2.6%

Company	% of Net Assets
Calbee, Inc. (Japan)	2.5%
Cosmos Pharmaceutical Corp. (Japan)	2.4%
Rotork plc (United Kingdom)	2.3%
Rightmove plc (United Kingdom)	2.1%
M3, Inc. (Japan)	2.1%

*	As of September 30, 2013, there were 75 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW The Wasatch International Opportunities Fund gained 21.99% in the 12 months ended September 30, 2013. The Fund outperformed the MSCI All Country (AC) World

Ex-U.S.A. Small Cap Index, which rose 20.04%.

We are pleased with the Fund’s outperformance during the year and believe that our focus on what we consider to be high quality companies helped to mitigate the downside when the market was weak, especially given that there were several large headwinds. The first headwind over the past 12 months, year-to-date and in the third quarter of 2013 was the underperformance of emerging markets relative to developed markets. Historically, the Fund has been tilted to emerging market countries based on the growth rates and valuations of the companies we have found in them. That overweight was a significant drag on performance for the past 12 months. The second obstacle was the underperformance of micro cap stocks relative to larger market capitalization stocks in international markets. The Fund is underweight in bigger companies and overweight in smaller companies relative to its benchmark, and this has been a tremendous hurdle for us. When we compared the size of the Fund’s companies to the size of those in the Index, we could see that the relationship between market capitalization — the smaller the company, the worse the performance — was stark.

DETAILS OF THE YEAR

During the year, we were especially satisfied that we managed to outperform the benchmark despite being overweight in countries like South Africa, Indonesia, Turkey, the Philippines and Malaysia. These markets all saw significant currency depreciations as rising interest rates in the U.S. caused them to experience large capital outflows. These countries currently have low representation in the benchmark. We believe that these markets still offer bright long-term prospects due to more favorable demographic and productivity trends compared to developed markets and we think the portfolio is well positioned to capitalize on this.

Our largest contributor to performance from a country perspective was Japan where, despite being underweight relative to the benchmark, our stock picking allowed us to outperform. The Fund’s holdings in Japan were up over 67% on average for the period while the benchmark’s stocks were up close to 29%.

Our top performing stock was Yoox S.p.A., a global Internet retailing partner for fashion and design brands based in

Italy. We also had a large representation of top performers from Japan such as Nihon M&A Center, a provider of merger and acquisition advisory services to small and medium-size enterprises in Japan; Pigeon, a manufacturer of baby care products; and Kakaku.com, a provider of online price comparison services. Lower valuations and the prospect of serious economic reform have caused the Japanese stock market to be one of the best performing globally thus far in 2013.

Malee Sampran, a Thailand-based producer of fruit juices was the Fund’s largest detractor. Other holdings that detracted from performance included FAG Bearings, an Indian manufacturer of ball bearings; Godfrey Phillips, an Indian cigarette manufacturer; and Toridoll, a Japanese restaurant operator.

The largest detractor from performance relative to the Index from a country perspective was the United Kingdom (U.K.) due to our significant underweight. The Fund held just over 4% in the U.K., whereas the benchmark had close to 15%. The U.K. was a strong market with the Fund’s holdings being up over 46% and the benchmark companies up over 34%.

OUTLOOK

We believe our overweight in the consumer staples sector will continue to provide the Fund with defensive characteristics. In addition, the valuations of our portfolio companies still look reasonable provided global growth doesn’t collapse. We feel we are maintaining a high-quality portfolio with close to a market price-to-earnings multiple, which we believe has the potential to deliver better-than-market earnings-per-share growth. In addition, the headwinds we have been fighting are leaving increasingly interesting valuation gaps. Remember, emerging markets are still outgrowing their developed market peers. The growth gap has simply been narrowing, while emerging market valuations continue to get more attractive. At the beginning of the year, our emerging market stocks were trading at an 8% discount relative to developed market stocks (roughly 20% one year ago). Today, emerging market stocks are 34% less expensive. The micro cap valuation gap also points to very strong potential for this asset class.

We believe the Wasatch process of focusing on finding good, high quality companies with compelling competitive advantages should continue to generate relatively good performance. As always, we will search for attractive opportunities that fit our investment criteria by doing our own company specific due diligence as we canvas the globe.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) —Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
International Opportunities	21.99%	16.81%	10.07%
MSCI AC World Ex-U.S.A. Small Cap Index	20.04%	11.38%	7.82%
MSCI World Ex-U.S.A. Small Cap Index	24.75%	11.06%	6.68%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.48%. The Net Expenses are 2.25%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Pigeon Corp. (Japan)	3.0%
Famous Brands Ltd. (South Africa)	2.5%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	2.4%
Royal UNIBREW A/S (Denmark)	2.3%

Company	% of Net Assets
Nihon M&A Center, Inc. (Japan)	2.2%
RFM Corp. (Philippines)	2.2%
Spur Corp. Ltd. (South Africa)	2.2%
Philippine Seven Corp. (Philippines)	2.2%
Wawel S.A. (Poland)	2.1%
Olvi Oyj, Class A (Finland)	2.1%

*	As of September 30, 2013, there were 102 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: January 27, 2005. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Large Cap Value Fund is managed by a team of Wasatch portfolio managers led by David Powers, who became lead manager on August 19, 2013.

David Powers, CFA Portfolio Manager

OVERVIEW

The Wasatch Large Cap Value Fund — Investor Class gained 18.40% for the 12 months ended September 30, 2013, although the Fund lagged the Russell 1000 Value Index, which returned 22.30%.

Stocks overall moved significantly higher over the 12 months. The U.S. Federal Reserve (Fed) sent mixed messages, but continued to support the markets with very accommodative monetary policies. In addition, the U.S. economy saw significant strengthening in key areas such as housing and autos, while inflation remained low. Overseas, the sovereign debt crisis in Europe gradually receded as a source of investor anxiety. Conditions in China were a recurrent focus of investors. As the period progressed, markets largely came to the view that economic activity in China, while having softened, would remain at levels sufficient to sustain growth globally.

Stocks faltered in June after the Fed signaled that the inevitable tapering of its bond purchases under quantitative easing was imminent. However, the markets soon appeared to come to terms with the likely impact of a gradual backing off from extraordinary levels of policy accommodation. Late in the period, the Fed indicated that the tapering would be deferred, further strengthening sentiment.

Performance in the Fund was boosted by strong stock selection within the energy and industrials sectors. Selection within materials and information technology detracted from performance relative to the Index.

DETAILS OF THE YEAR

Results in the automotive industry strengthened over the year, and this was reflected in the performance of portfolio holdings Ford Motor Co. and Johnson Controls. Sales at Ford and other automakers have exceeded expectations, boosting their stock prices along with those of industry suppliers such as Johnson Controls, a leading maker of car batteries and car seats. We are maintaining our exposure to Ford and have taken profits in Johnson Controls, which we view as approaching full valuation.

Another contributor was McKesson, a dominant provider of medical supplies and pharmaceutical products to the health care sector, with consumer staples-type characteristics. As concerns over the implementation of the Affordable Care Act have eased, the stock rebounded off of recent lows. With a long pipeline of aging baby boomers, we have a positive outlook with respect to future revenue growth for the company.

A number of financial stocks were among our top performers, specifically investment banking giants JPMorgan Chase and Goldman Sachs Group, along with leading investment manager BlackRock. Stocks of the investment banks have rebounded from recent lows as lending conditions have improved, balance sheets have been repaired, and investors anticipate future dividend increases. BlackRock, as the world’s largest manager of exchange-traded funds (ETFs), has been a prime beneficiary of rising equity prices.

Barrick Gold and Freeport-McMoRan Copper & Gold were leading detractors from relative return. Both stocks suffered as the price of gold plummeted during the period. Gold is commonly held as a hedge against weakness in fiat currencies, and the metal dropped on concern that the eventual end of Fed accommodation and an accompanying rise in U.S. interest rates would lead to a stronger dollar. In addition, results for Freeport-McMoRan are strongly tied to China and have been impacted by softer demand for copper as home construction there has fallen back.

Potash Corp. of Saskatchewan was a leading detractor as its stock price suffered on anticipation of a significant drop in the price of potash. Potash is a variety of salt used as a major ingredient in fertilizers for agriculture globally. Late in the period, a Russian potash producer announced plans to pull out of a joint production arrangement that has had cartel-like qualities, leading investors to anticipate an increase in potash supply and corresponding pressure on pricing. We are maintaining our exposure to Potash Corp. based on our longer-term outlook for the potash market. This outlook is supported in part by the fact that a fall in prices should limit construction of new potash manufacturing plants.

OUTLOOK

Conditions in the U.S. look reasonably strong, with corporate earnings growth easing but still positive, housing on the rebound, and inflation remaining low. Looking abroad, Europe appears to be on the mend. Conditions are less constructive in some of the larger emerging markets. In China, while the transition from an economy principally based on centrally driven investment to one that is more consumer-oriented will not be seamless, it appears that the worst-case scenarios for growth will be avoided.

Overall, we believe the economic and policy backdrop going forward will likely support the potential for further stock price increases. We anticipate continued positive economic growth with the potential to benefit in particular sectors, such as financials and information technology.

Finally, as of August 19, 2013, David Powers assumed responsibility as Lead Portfolio Manager for the Large Cap Value Fund. At that time, Portfolio Manager Mike Shinnick relinquished his duties with the Fund in order to focus full-time on his role as Lead Portfolio Manager for the Wasatch Long/Short Fund. Ralph Shive, who had been Lead Portfolio Manager on the Large Cap Value Fund, remained as a manager through the end of September. Ralph continues in his Portfolio Manager role for the Wasatch Long/Short Fund, with Mike Shinnick as Lead Portfolio Manager. Dave Powers comes to Wasatch Advisors with 18 years of investment experience, including a proven track record of managing money with a large-cap value approach.

We thank you for your continued confidence and investment in the Fund.

Current	and future holdings are subject to risk.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Large Cap Value (FMIEX) — Investor	18.40%	6.82%	9.04%
Large Cap Value (WILCX) — Institutional	18.54%	6.87%	9.06%
Russell 1000® Value Index	22.30%	8.86%	7.99%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund are Investor Class — Gross: 1.15%, Net: 1.10% / Institutional Class — Gross: 1.31%, Net: 0.98%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Chevron Corp.	3.8%
Occidental Petroleum Corp.	3.2%
Microsoft Corp.	3.2%
Pfizer, Inc.	3.2%
JPMorgan Chase & Co.	3.1%

Company	% of Net Assets
Johnson & Johnson	3.1%
Citigroup, Inc.	3.1%
Wells Fargo & Co.	3.0%
Apple, Inc.	3.0%
Wal-Mart Stores, Inc.	2.8%

*	As of September 30, 2013, there were 43 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH LONG/SHORT FUND (FMLSX/WILSX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers led by Michael Shinnick and Ralph Shive.

Michael L. Shinnick Portfolio Manager	Ralph C. Shive, CFA Portfolio Manager	OVERVIEW Over the past 12 months, the equity markets were supported by extremely accommodative central bank policy globally, led by the U.S. Federal Reserve (Fed). Investors were further encouraged as the U.S. economy saw significant strengthening in key areas such as housing and autos, while inflation remained low.

In June, stocks faltered after the Fed signaled that the tapering of its bond purchases was imminent. However, the markets soon appeared to come to terms with the likely impact of a gradual backing off from extraordinary levels of policy accommodation. In September, the Fed indicated that the tapering would be deferred, further strengthening sentiment.

For the 12-month period, U.S. stocks overall provided returns well into the double digits. The Fund captured more than 80% of the upside of the benchmark, the S&P 500 Index, during the fiscal year. Our long positions outper-formed the market while our short positions, in aggregate, rose more than the market and detracted from returns. The recent market environment has been a difficult one in which to short successfully. Our disciplined approach to employing short strategies has led us to maintain the Fund’s short positions at approximately 10% of the portfolio, enabling us to participate meaningfully in the market’s recent upside.

DETAILS OF THE YEAR

A number of our energy-related holdings outperformed over the 12 months, including drilling services providers Patterson-UTI Energy, Inc. and Halliburton Co., as well as exploration and production companies Bill Barrett Corp. and Denbury Resources, Inc. Other leading contributors included carmaker General Motors Co., computing solutions provider Silicon Graphics International Corp., and leading low cost airline Southwest Airlines Co. Results for General Motors have exceeded expectations as the auto industry has recovered. With Silicon Graphics, our patience and tenacity in taking an activist approach have begun to bear fruit, as the market has reacted strongly to evidence of the new management team’s focus as well as to a much better-than-expected operating outlook. Southwest Airlines has a powerful brand as the low cost leader and its stock benefited from strengthening demand trends.

The biggest detractor on the long side was fertilizer manufacturer The Mosaic Co. Mosaic underperformed largely as a result of a dispute over production levels between leading potash producers in Russia and Belarus that had market participants concerned the supply would increase. Gold producer Yamana Gold, Inc. was the second largest detractor on the long side. The stock has suffered as the price of gold fell over much of the period, driven in large part by speculation that the dollar may strengthen as the Fed begins to back off its accommodative stance. We believe Yamana has a strong balance sheet and extraction costs that allow for profitability even at depressed gold price levels.

On the short side of the portfolio, perennially struggling retailer J.C. Penney Co. was the biggest contributor. We took the position after the announcement of a share sale by a significant owner, which followed a large debt issuance in which the majority of the firm’s real estate assets were pledged. We have added to the position on continued signs of operating weakness and ongoing management and board turmoil. Detractors on the short side included tire company The Goodyear Tire & Rubber Co., coffee retailer Starbucks Corp. and used car store chain CarMax, Inc. We closed all three positions during the period.

OUTLOOK

We expect to continue with a net long position of approximately 70%. This reflects our views that the economy is still in a recovery and that the Fed remains in an accommodative mode. That said, it’s clear we are in the later stages of a recovery now into its fifth year, and that the accommodation will be removed at some point. The pace and means by which the Fed removes its accommodation are worthy of rapt attention, as past moves by the Fed with respect to easing have proven to be pivot points for the market.

On balance, we do not expect big market moves in either direction as the calendar year concludes. Given the concern over an upward trend in long-term interest rates we expect that investors’ rotation into equities from fixed-income will persist for some time. From current levels, long rates have plenty of room to rise before they would be expected to seriously impinge on economic activity and be a significant negative for the stock market.

With respect to our continued overweight in energy, we are encouraged by some of the recent strength in the sector and the prospect for revaluation of energy company reserves. Energy company balance sheets have been hurt by the weakness in natural gas prices over recent quarters, but should benefit from the trend toward firming prices.

On the short side, our watch list continues to grow as market valuations overall become more extended and the number of companies trading at high multiples versus sales and other measures expands. In particular, we see many emerging short opportunities in the cloud computing and software-as-a-service segments.

We thank you for your continued confidence and investment in the Fund as we continue to seek to provide meaningful exposure to the market’s upside while attempting to mitigate risk and volatility.

Current and future holdings are subject to risk.

WASATCH LONG/SHORT FUND (FMLSX/WILSX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Long/Short (FMLSX) — Investor	16.09%	8.48%	6.96%
Long/Short (WILSX) — Institutional	16.17%	8.49%	6.97%
S&P 500 Index	19.34%	10.02%	7.57%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.07%	0.15%	1.61%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are — Investor Class: 1.51% / Institutional Class: 1.44%, Net: 1.41%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

The Institutional Class is new and does not have any performance history prior to 12/13/2012. Performance for the Institutional Class prior to 12/13/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 12/13/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

The Fund makes short sales of securities, which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Denbury Resources, Inc.	5.2%
Apple, Inc.	5.1%
Loews Corp.	3.9%
Microsoft Corp.	2.6%
Bill Barrett Corp.	2.5%

Company	% of Net Assets
General Motors Co.	2.5%
Wal-Mart Stores, Inc.	2.4%
Ensco plc, Class A	2.3%
Target Corp.	2.3%
Interpublic Group of Cos., Inc. (The)	2.3%

*	As of September 30, 2013, there were 54 long and 11 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Daniel Chace.

Daniel Chace, CFA Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Fund gained 29.95% during the 12 months ended September 30, 2013. The Russell Microcap Index and the Russell 2000 Index rose 32.12% and 30.06%, respectively.

Throughout the period, the U.S. economy grew at a sluggish pace, prompting the Federal Reserve to remain highly accommodative. The Fed kept short-term interest rates near zero and, in January, increased the size of its quantitative easing program. In the low-yield, low-growth environment, investors looked beyond the fixed-income markets for attractive rates of return. This benefited micro cap stocks in general and higher-growth micro caps stocks in particular.

Investors’ preference for high-growth micro caps is apparent when looking at returns in the Fund. Our best- performing stocks for the year were stocks of companies that are growing their revenues and earnings at a rapid rate despite the tough economy. We are pleased with the performance of these fast-growing companies and with the 29.95% return of the Fund. That said, it was disappointing to trail the Russell Microcap Index. Our stock selection in the consumer discretionary sector was a headwind, as was our exposure to India.

DETAILS OF THE YEAR

Many of the fastest-growing companies in the Fund could be described as “innovators” — companies that are changing the way their industries operate. A good number of these innovators are in the information technology sector, but we also own companies in other sectors that are innovating, often by applying technology to develop groundbreaking new products and services.

Envestnet fits the profile of an innovator and was the top contributor in the Fund. Envestnet provides financial advisors with a web-based, turnkey asset management platform, and is benefiting from the growing number of advisors who are leaving big brokerage firms to set up independent practices. The company is also developing a track record for making successful acquisitions that add advisors to its scalable infrastructure, expand its capabilities or both.

Proto Labs and Tangoe are other innovators whose stocks performed exceptionally well. Proto Labs provides quick-turnaround prototype and small-run production parts — its motto is “Real Parts, Real Fast.™” Manufacturers are recognizing the cost- and time-saving benefits of the company’s online quoting system and production technology, and sales and earnings are growing rapidly as a result. We expect to see continued strong growth from Proto Labs given its technology-driven competitive advantages and low penetration of an estimated $6 billion global market.

Tangoe provides software and services that help enterprise customers manage their telecommunications expenses. The stock fell sharply in August 2012 after a short seller wrote a report that raised questions about Tangoe’s business model and management team. We met with the company twice after the report was published and left both meetings feeling comfortable with the quality of management and its goals for the business. Other investors seem to agree and are once again focusing on the market opportunity in telecom expense management and Tangoe’s leading position in the space.

The consumer discretionary sector, and the retail industry in particular, have historically been places where we have been successful at finding interesting companies poised for exciting, long-term growth. This period, however, a number of our worst-performing stocks were in these areas. For example, big-box discount retailer Gordmans Stores was the Fund’s largest detractor. The consumer environment remains difficult, but sales have also been affected by some merchandising issues. The company is taking steps to remedy the problems, but it will take time before these initiatives translate into stronger same-store-sales numbers.

Our international holdings were a drag on the Fund’s results, mainly due to our India holdings. India represents our largest international country weight, and performance was impacted by weakness in its currency, the rupee, which was down approximately 16% versus the U.S. dollar. Despite the recent weakness, we believe India continues to represent an excellent long-term growth opportunity and the companies we own there should benefit from that growth.

OUTLOOK

U.S. equities have done surprisingly well over the past 12 months, in large part due to super-easy monetary policies that have continued longer than many people expected. We also think U.S. stocks have benefited from the perception that markets outside the United States face greater challenges, particularly a number of emerging markets. Nonetheless, U.S. stocks have had a tremendous run in a low-growth environment.

On the heels of this year’s gains, valuations are high across much of the micro cap market. We have been trimming several of our biggest winners into strength, and cash in the Fund has crept up as a result. We are actively researching new investment ideas, and initial public offering (IPO) activity is accelerating, so we hope to see some interesting opportunities refresh the micro cap space.

Regardless of whether the U.S. market continues to advance or takes a breather, we feel confident about how the Fund is positioned for the months ahead. We think the underlying fundamentals of our portfolio companies are strong and that the robust earnings growth we are expecting from them will come through. Valuations of some of our fastest-growing names are on the higher side. However, these are companies with innovative, long-term business models that, as micro cap managers, we want to be invested in.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap	29.95%	12.46%	8.40%
Russell Microcap® Index	32.12%	11.12%	7.55%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 2.14%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Envestnet, Inc.	2.9%
CorVel Corp.	2.6%
Interactive Intelligence Group, Inc.	2.5%
Tangoe, Inc.	2.5%
Ultimate Software Group, Inc.	2.4%

Company	% of Net Assets
Ensign Group, Inc. (The)	2.2%
ICON plc (Ireland)	2.0%
Wirecard AG (Germany)	2.0%
Akorn, Inc.	2.0%
Dealertrack Technologies, Inc.	1.9%

*	As of September 30, 2013, there were 85 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The official start date of the index was July 1, 2005. Data for the index prior to this date was from a paper portfolio. You cannot invest directly in this or any index.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Value Fund gained 33.92% in the 12 months ended September 30, 2013. The Fund outperformed its benchmark, the Russell Microcap Index, which rose 32.12%.

The year began with market jitters about the looming fiscal cliff in Washington, but those concerns gave way to a generally strong market.

Interest rates rose, particularly during the latter half of the fiscal year, but remained at historically low levels. Against the backdrop of a gradually improving economy, the favorable environment for micro-cap stocks contributed to the Fund’s positive performance.

Information technology (IT) was our best-performing sector and second-best contributor to the Fund’s return behind financials. Our stock-picking in these sectors — as well as in consumer staples and materials — was the primary reason the Micro Cap Value Fund outperformed its benchmark. The Fund’s IT companies, for example, returned about 69% this year compared to approximately 28% for the IT companies in the Russell Microcap Index.

In the health-care, industrials and consumer-discretionary sectors, our companies generated positive returns that lagged the benchmark’s returns in those sectors. However, that was not enough to offset outperformance by the Fund’s better-performing sectors. The Fund’s cash position also dampened performance in what was a strong year for U.S. equities.

Our international investments did not keep pace with our domestic holdings this year and instead performed roughly in line with the entire Russell Micro Cap Index, which has only a small international component. During the second half of the fiscal year, emerging markets such as India, Thailand and the Philippines were weak in dollar terms as the prospect of less-accommodative U.S. monetary policy sent the greenback soaring against the local currencies. Wasatch believes in international investing, and we continue to find what we think are quality micro-cap companies abroad —  in many cases at more attractive valuations than their U.S. counterparts.

DETAILS OF THE YEAR

Our strongest contributor to performance for the year was BofI Holding, Inc. BofI is the holding company for BofI Federal Bank, which operates under the name “Bank of Internet USA.” The bank continues to benefit from a branchless business model that provides significant advantages over its brick-and-mortar competitors. Although loan demand in the U.S. has remained anemic, BofI has continued to post a growth rate three-to-four times that of its peers with no deterioration in credit metrics. The efficiency of Internet banking is clearly a plus for both BofI and its customers, and we think the company is well-situated for future growth.

Caesarstone Sdot-Yam Ltd., a world leader in engineered

quartz slabs for kitchen countertops and other interior surfaces, was our second-largest contributor. The company continues to gain market share as its products displace granite as the surface of choice for high-end applications. After having had success in Australia, Israel, Europe and Canada, Caesarstone only recently entered the U.S. market and is scheduled to begin U.S. production in 2014. We believe Caesarstone is positioned to benefit from increasing penetration rates for engineered quartz in the U.S., and we expect its products to continue taking share from other countertop options.

Two of the Fund’s greatest detractors from performance for the year were Gordmans Stores, Inc. and Northern Oil and Gas, Inc. Gordmans is a discount department-store chain with about 90 stores located primarily in the Midwest. We sold Gordmans in the first quarter of 2013 as the company struggled to establish the brand presence and attract the traffic necessary to drive favorable store economics. Same-store sales growth was especially disappointing with no clear sign of improvement, and we decided to move on.

Northern Oil and Gas was a disappointment as well. The company is an independent shale-oil and natural-gas producer operating in the Bakken and Three Forks formations in the Williston Basin of North Dakota and Montana. When our expectations for the company failed to materialize, we sold our position in the third quarter of 2013 and bought Triangle Petroleum Corp. Since then, Triangle has performed well and has contributed nicely to the Fund’s return, while Northern Oil and Gas has continued to languish.

OUTLOOK

One of the most significant questions going forward is whether the economic growth of recent years has become self-sustaining, or whether it is mainly a reflection of ongoing federal monetary stimulus. We believe it is not a question of “if,” but a question of “when” and “how” quantitative easing will end. Indeed, we suspect at least part of the past year’s upward move in equities can be attributed to investors allocating out of bonds and into stocks in a growing realization that the money spigots cannot remain wide open indefinitely without serious consequences.

Meanwhile, the strong equity markets have moved stocks to historically rich valuations, which we think may be a reason for caution. Our response thus far has been to maintain a somewhat higher-than-usual cash position and to deploy a modest amount of additional assets in international markets, where valuations appear more reasonable. We think some international stocks may be positioned for a rebound next year on a potential pickup in Europe and increasingly attractive valuations in emerging markets. We also continue to believe in owning innovative companies with solid business models that can take market share from competitors and generate growth even in a sluggish economic environment.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	33.92%	16.32%	12.42%
Russell Microcap® Index	32.12%	11.12%	7.55%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.32%. The Net Expenses are 2.26%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Tangoe, Inc.	2.1%
BofI Holding, Inc.	2.0%
Caesarstone Sdot-Yam Ltd. (Israel)	1.9%
Interactive Intelligence Group, Inc.	1.8%
Encore Capital Group, Inc.	1.7%

Company	% of Net Assets
CorVel Corp.	1.5%
Saia, Inc.	1.5%
Franklin Covey Co.	1.5%
ShoreTel, Inc.	1.5%
Lithia Motors, Inc., Class A	1.5%

*	As of September 30, 2013, there were 105 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The official start date of the index was July 1, 2005. Data for the index prior to this date was from a paper portfolio. You cannot invest directly in this or any index.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by Jeff Cardon and JB Taylor.

Jeff Cardon, CFA Portfolio Manager	JB Taylor Portfolio Manager	OVERVIEW For the 12 months ended September 30, 2013, the Wasatch Small Cap Growth Fund gained 25.34% in what was another strong year for the U.S. equity market. The Fund under-

performed the 33.07% return of the Russell 2000 Growth Index and the 30.06% return of the Russell 2000 Index.

While economic conditions have improved, the pace of business activity generally remains tepid. Over the past several years, the continued easy monetary policy of our Federal Reserve helped drive U.S. markets higher. What seems different this year is that slowing growth outside the U.S., especially in emerging economies, has caused a rotation of asset flows back into U.S. small cap stocks.

It is not uncommon for the Fund to lag in such buoyant markets. The stocks of what we view as our high quality companies can, at times, be overshadowed by the stocks of companies with more speculative business models and inferior balance sheets. In the short term, frothy markets differentiate less between the average and the truly great companies.

In this “risk-on” market, we’ve also observed a seemingly insatiable appetite for high growth stocks. The most innovative companies in our economy, all of which have revenue growth rates significantly higher than the 5% rate posted by the average Russell 2000 company this year, are being bid up to valuations we consider extreme. In fact, the number of companies with market capitalizations greater than 10 times their annual revenues, a metric we consider extreme, is at a 13 year high.

DETAILS OF THE YEAR

This has presented us with challenges. We want to own these fast growing innovative companies while managing the risk that accompanies such high valuations. A case in point is our investment in NetSuite, a provider of cloud-based enterprise resource planning (ERP) applications. The company is disrupting an enormous market with a powerful product that is faster to install, easier to maintain and less expensive to operate. NetSuite is currently growing revenues at a 35% clip. However, the company we bought at a valuation of five times its annual revenues is trading at 23 times today. For perspective, at quarter-end the average Russell 2000 company traded at 1.8 times revenues. Our disciplined approach to both valuation and portfolio risk caused us to trim our holdings in NetSuite.

Selective selling of our more risky stocks hurt performance over the last 12 months and resulted in us “leaving some gains on the table.” While we believe these are extremely interesting businesses, we worry that investors’ sentiment on such super-fast growers is so high that it would not take much of a hiccup to bring valuations down precipitously.

Overall, our portfolio companies continue to perform well and far better than the average company. Earnings growth in the most recently reported quarter was 14.1% on revenue growth of 17.2%. This compares well to the average Russell 2000 Growth company, which posted 9.5% earnings growth on 8.5% revenue growth. While the innovative technology companies receive the most attention, the high quality, stable growth companies that we believe make up the bulk of our portfolio continue to grow profitably. Given the attractive relative valuations of our stable growers, we are putting more capital into these companies, which we’d expect to hold up well should there be less optimism in the market.

Like NetSuite, Ultimate Software Group and Power Integrations are good examples of fast growing, highly disruptive companies that are leading the market. While these portfolio companies were among the Fund’s top contributors to performance during the year, valuation is a concern. We continue to monitor and control our position size for each one. Along these lines, we sold our entire position in Zillow, an e-commerce enabler to the real estate industry, as the company hit a valuation well above our price target.

One of our greatest detractors from performance during the year was Higher One Holdings. Higher One provides colleges and universities with cost-saving technology that automates financial-aid disbursement. Declining college enrollments have impacted Higher One. In addition, the company has been forced to adjust its fees, disclosure statements and compliance reporting.

Other detractors included Indian companies Jubilant Foodworks and Yes Bank. The Indian rupee fell about 16% against the U.S. dollar over the past 12 months and directly diminished the dollar value of the Fund’s Indian holdings. In addition, the Fund’s cash position contributed signifi-cantly to its underperformance relative to the benchmark.

OUTLOOK

Our companies continue to perform well in what is still, overall, a weak but improving business environment. We believe the quality of our portfolio companies is as good as ever. Valuations are a concern. Whether the strong market move was due to capital indiscriminately flowing back into U.S. markets, or a justified reaction to optimism that the U.S. economy is poised to accelerate, the average small cap company isn’t attractively valued, the good companies look expensive, and the high-growth companies trade at extreme valuations. Our holdings are also more expensive today but still within the band that we feel can offer the potential for attractive absolute and relative returns going forward.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	25.34%	16.77%	9.64%
Russell 2000® Growth Index	33.07%	13.17%	9.85%
Russell 2000® Index	30.06%	11.15%	9.64%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.26%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Ultimate Software Group, Inc.	4.1%
Knight Transportation, Inc.	3.2%
Life Time Fitness, Inc.	2.4%
Wirecard AG (Germany)	2.2%
Power Integrations, Inc.	2.2%

Company	% of Net Assets
Wesco Aircraft Holdings, Inc.	2.1%
Seattle Genetics, Inc.	1.9%
HEICO Corp., Class A	1.8%
ICON plc (Ireland)	1.8%
MSC Industrial Direct Co., Inc., Class A	1.8%

*	As of September 30, 2013, there were 92 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins, MBA Portfolio Manager

OVERVIEW

U.S. small-cap value stocks delivered substantial gains during the past year, as measured by the 27.04% return of the Fund’s benchmark, the Russell 2000 Value Index. We came into 2013 with a positive outlook, believing that the clarity resulting from the resolution of the elections and fiscal-cliff debate would allow the country to get back to business. This scenario has played out as we anticipated, as this has proven to be a year of “economic thaw” for the United States.

The Fund performed well in this environment, returning 34.38% during the past 12 months. The Fund has delivered an average annual return of 12.42% since its inception on December 17, 1997, compared to a return of 8.40% for the benchmark.

DETAILS OF THE YEAR

Our healthy outperformance during the annual period resulted from strong individual stock selection, which we believe is a reflection of our unique approach to selecting stocks for the Fund. We divide the universe of small-cap value stocks into three categories: Fallen Angels (fundamentally sound, growing companies whose stocks have temporarily slid into value territory), Undiscovered Gems (companies with strong fundamentals that haven’t been recognized by Wall Street), and Quality Value (companies that feature not just traditional value characteristics, but also a specific quality — such as an exceptional business model — that sets them apart).

Our Fallen Angel strategy performed particularly well during the past year. The top contributor was Questcor Pharmaceuticals. Questcor’s stock price fell sharply in late 2012 after the government began an investigation of the company’s marketing practices. We increased our position after quickly assessing that Questcor’s underlying value, cash flow, and growth prospects were still intact. This move paid off when the stock subsequently staged a large recovery. USANA Health Sciences, our second-largest contributor, was a stock we bought in December when negative publicity surrounding a company in the same industry caused its shares to sell off. We know USANA well, having owned it in the past, so we were aware that it is a healthy company with strong cash flows and compelling long-run opportunities. We added a position in the midst of the controversy, and the stock has rallied strongly in 2013.

Our Undiscovered Gems also delivered strong returns, with one of the top performers being HEICO, a manufacturer of FAA-approved aircraft parts. We like the “recurring revenue” nature of HEICO’s replacement-part business. HEICO sells parts at a discount to the prices charged by original-equipment manufacturers. Other Undiscovered Gems that performed well were Allegiant Travel and Franklin Covey.

In Quality Value, one of our top contributors was Wesco Aircraft Holdings, a distributor of airplane fasteners. The business has high barriers to entry, which has put Wesco in a unique position to capitalize on the strengthening aerospace cycle.

Naturally, not all of our holdings produced gains. We lost ground through positions in a handful of stocks that failed to live up to our expectations, such as Skullcandy, CafePress and Gordmans Stores. We sold all three stocks. We often elect to hold onto underperforming stocks if we believe the market will ultimately recognize their value. Over the past 12 months, we have chosen to continue holding Northern Oil and Gas, Ultra Petroleum, and women’s fashion retailer Chico’s FAS, which were all underperformers.

OUTLOOK

We’ve been impressed with the resiliency of the market in the past year, but think the upside is likely to be more limited from here with such strong returns already in the books. Accordingly, we are letting our cash balance rise as we trim fully valued investments and wait patiently for new, attractively priced stocks. While this may cost us some performance in the short term, it also provides us with “dry powder” to take advantage of market downturns.

Still, the small-cap space — by virtue of its being less efficient than other areas of the market — always offers plenty of opportunities for value investors. One area where we continue to find compelling ideas is the industrials sector, where we hold a weighting more than double that of the benchmark. Many investors associate the word “industrials” with the manufacturers of heavy machinery, but in reality it’s a diverse sector that is home to numerous companies with large repeat or replacement businesses — such as HEICO, Wesco, Copart and Polypore International. We see value in this element of stability not typically associated with the cyclical industrials sector.

Health care is also a sector that is rich with opportunity to find misunderstood, bottom-up value plays where analyst coverage is lacking. For instance, CorVel, a provider of medical cost containment and managed care services, was one of our top-performing holdings in the past year, yet it isn’t covered by a single Wall Street analyst. Health care stocks make up only about 4.4% of our benchmark, indicating that they aren’t heavily represented in the small-cap value category. Our role as value managers within the Wasatch “growth shop” has helped us identify many attractive health care stocks over the years.

As always, we focus on maintaining our deep understanding of the fundamentals of the individual companies we hold in the portfolio. We believe this disciplined approach — highlighted by our focus on companies with what we believe are solid balance sheets and/or strong business models — has the potential to translate into market-beating results.

Thank you for your continued investment in the Fund.

Current and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	34.38%	12.67%	8.88%
Small Cap Value (WICVX) — Institutional	34.55%	12.76%	8.92%
Russell 2000® Value Index	27.04%	9.13%	9.29%
Russell 2000® Index	30.06%	11.15%	9.64%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class — 1.29% / Institutional Class — Gross: 1.66%, Net: 1.15%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Questcor Pharmaceuticals, Inc.	3.3%
Copart, Inc.	3.1%
Polypore International, Inc.	2.8%
Wesco Aircraft Holdings, Inc.	2.6%
Ensign Group, Inc. (The)	2.5%

Company	% of Net Assets
Vistaprint N.V.	2.5%
Franklin Covey Co.	2.4%
Arbor Realty Trust, Inc.	2.4%
Life Time Fitness, Inc.	2.3%
Encore Capital Group, Inc.	2.2%

*	As of September 30, 2013, there were 61 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

I am somewhat reluctant to discuss the year ended September 30, 2013. This isn’t because the results were bad. Instead, it is because the results were exceedingly strong. I hope that none of you think these results are likely to be repeated in the future. That is simply inconceivable. My concern, as it has been for the last few quarters, is how to preserve the gains that we have been fortunate to make.

The Wasatch Strategic Income Fund

returned 23.01% over the past 12 months, compared to 19.34% for the S&P 500 Index and a return of -1.68% for the Barclays Capital U.S. Aggregate Bond Index. Attempting to preserve what the Fund has gained means we need to manage the risks inherent in investing.

One tool of risk reduction that we added this year is a purchase of the ProShares VIX Short-Term Futures ETF (VIXY), an exchange-traded fund (ETF) that reflects the VIX volatility index. Not only is market volatility near record low levels which, hopefully, will limit VIXY’s downside exposure but also volatility tends to expand sharply when the market declines. For example, during August the S&P 500 Index fell 2.90% while VIXY rose 13.12%. VIXY’s tendency to rise during market weakness helps to offset the many stocks that fall during a market decline.

Our most effective tools for risk reduction are basic blocking and tackling. Do we understand all of the issues that are impacting the earnings of our companies? Are the stocks of our holdings selling for prices that reflect the companies’ underlying fundamentals? Trying to answer these questions is the essence of my job as the Fund’s portfolio manager.

Given the quality of most of our holdings, valuation is usually the key factor in determining future returns. That is why we tend to add to our holdings when a stock declines and trim them when it advances.

We can take some comfort from the 2.78% dividend yield* of the Fund both in terms of relative valuation and the provision of steady income regardless of market fluctuations. It is worth reiterating that a focus of the Fund is to own companies with both the ability and the willingness to pay a growing stream of dividends.

DETAILS OF THE YEAR

Herbalife was a strong overall performer despite short-seller Bill Ackman’s increasingly frantic attempts to push down the price of its stock. Investors are finally paying more attention to Herbalife’s strong financial results than to Ackman’s criticisms. After the end of the Fund’s fiscal year, even Ackman grew wary of his position in the company as he covered about half of his short exposure.

CapitalSource was another strong contributor to the Fund’s return during the year. CapitalSource gained more than 67% largely in response to the announced merger with PacWest Bancorp.** Subsequent to the end of the Fund’s fiscal year, we sold our holding as much of the undervaluation we saw was eliminated as the price doubled from our cost basis. While we still like CapitalSource and believe the merger makes sense — it combines CapitalSource’s national lending ability with PacWest’s local deposit base — we think future returns are limited.

Fortunately, losers during the fiscal year were few. Given the strong market, it isn’t surprising that investors relaxed and volatility fell, resulting in nearly a 39% loss for the VIXY. This subtracted 0.92 of a percentage point from the Fund’s fiscal-year return. We feel, however, that is a reasonable price to pay for the potential insurance VIXY provides in a down market.

About nine percentage points of performance over the past year were due to a group of specialty finance stocks — including CapitalSource, NorthStar Realty Finance, Apollo Global Management, Capital One Financial and BlackRock — which rose from depressed to more normal valuations as investors gained confidence in the health of the economy. Accordingly, we sold BlackRock and, as mentioned, CapitalSource, while reducing our position in Capital One.

OUTLOOK

I would compare our current economy to a tortoise. We can push it, pull it or prod it. But it’s not going to move quickly. We are in the midst of a slow-growth economy.

Despite growth that is much slower than what we had become accustomed to, I remain upbeat. I think we’ll have to learn to live with slower growth, and I’d argue that’s OK. We’ll have to be even more careful about the valuations of stocks that we invest in as prices advance and be willing to trim positions as they get expensive.

The key ingredients to investing going forward will be focusing on high-quality companies, staying diversified and maintaining some cash to buffer volatility and to take advantage of particularly attractive valuations during periodic market corrections. I define high-quality companies as those that have sufficiently strong balance sheets so they can self-fund their operations even under difficult economic conditions. Companies with low debt, high returns on capital and strong cash flows should be able to grow and take advantage of opportunities when other, less-sound companies are pulling back.

Thank you for the opportunity to invest your assets.

*	As of September 30, 2013, the Fund’s subsidized 30-day SEC yield was 2.78%.

The 30-day current net (“SEC”) yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized. The 30-day yield unsubsidized is calculated in the absence of temporary expense waivers or reimbursements thus resulting in a lower yield. The 30-day yield for the Strategic Income Fund is subsidized due to the Advisor’s contractual agreement to reimburse the Fund for certain expenses. Without this expense waiver the Fund’s yield would be lower.

**	As of September 30, 2013, the Wasatch Strategic Income Fund was not invested in PacWest Bancorp.

Current and future holdings are subject to risk.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	23.01%	11.58%	6.93%
S&P 500 Index	19.34%	10.02%	5.87%
Barclays Capital U.S. Aggregate Bond Index	-1.68%	5.41%	5.08%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.23%. The Net Expenses are 1.04%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

The Fund has a concentration in the financials sector. Investing in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. The financials sector can be significantly affected by various market factors, including the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
American Capital Mortgage Investment Corp.	5.9%
Herbalife Ltd.	4.9%
NorthStar Realty Finance Corp.	4.5%
Suncor Energy, Inc. (Canada)	4.3%
Visa, Inc., Class A	4.2%

Company	% of Net Assets
ProShares VIX Short-Term Futures ETF	4.1%
Walgreen Co.	3.9%
Canadian National Railway Co. (Canada)	3.9%
PowerShares Dynamic Pharmaceuticals Portfolio	3.8%
Occidental Petroleum Corp.	3.8%

*	As of September 30, 2013, there were 32 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: February 1, 2006. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, and a common measure of common stock total return perform-ance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market,  including government and corporate securi-ties, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by Paul Lambert and John Malooly.

Paul Lambert Portfolio Manager	John Malooly, CFA Portfolio Manager	OVERVIEW The Wasatch Ultra Growth Fund gained 24.52% for the 12 months ended September 30, 2013, while the Russell 2000 Growth Index rose 33.07%. Strong corporate profits and a gradually improving

U.S. economy drove stocks higher throughout the year. In addition, the Federal Reserve’s extraordinarily accommodative monetary policy encouraged investors to move up the risk spectrum in search of higher returns.

Sector performance reflected the market’s aggressive tone. The Fund’s top-contributing sector was information technology (IT), which is one of the few areas where strong organic growth can be found. This condition is readily apparent in the valuations of many dynamic tech companies. Our heavier weighting in this sector compared to the Index was a tailwind for the Fund. Stock selection also was advantageous, as our IT companies outperformed those in the benchmark by a wide margin. The strong showing in IT was a key driver of the Fund’s return.

Our investments in India — and, to a lesser extent, Indonesia and Brazil — were the primary reason the Fund trailed its benchmark. In all three countries, performance was driven largely by weakness in the local currencies. The Indian rupee, for example, fell about 16% against the U.S. dollar over the past 12 months and directly diminished the dollar value of the Fund’s Indian holdings. For the most part, our international companies have done well on an operating basis, so we are not overly concerned about the currency weakness. We believe that India in particular continues to represent an excellent long-term growth opportunity, and we believe the companies we own there should benefit from that growth.

DETAILS OF THE YEAR

Our strongest contributor to performance for the year was information-technology company Tangoe. The company provides software and services to help multinational companies and government customers manage their telecommunications assets and expenses. Tangoe’s stock declined sharply in late 2012 on negative investor perceptions about recent acquisitions the company had made. However, we thought the company was both opportunistic and prudent in making those acquisitions, and we added to our position. Since then, Tangoe has posted reasonable earnings and organic growth that have dispelled most of the skepticism, driving a strong recovery in its stock price.

Another top contributor was IDEX, a manufacturer of fluid-control systems and components, such as valves, pumps and flow meters. We feel that IDEX’s success can be attributed to its top-flight management team. The company continues to execute well, with solid returns on capital and prudent use of debt.

Our greatest detractor from performance for the year was DFC Global, a financial-services company for unbanked and under-banked consumers and small businesses. The company has been hurt by new laws affecting its lending operations in the United Kingdom, where it generates about half its revenues. However, we think the new regulations are likely to result in a longer-term industry shakeout of smaller competitors that will allow DFC to improve growth and profitability. We have already begun to see signs of such a trend. In addition, the company continues to buy back its stock. We remain patient and are maintaining our positive long-term view of DFC.

Indian banking and financial services company Yes Bank was another significant detractor. Deteriorating credit quality and higher wholesale funding costs have hurt the company’s business, while the weakening Indian rupee has cut the price of its stock in U.S. dollars. While challenges remain, we continue to like Yes Bank’s long-run growth opportunities. Looking back over five years, the bank has compounded its book value at an approximately 30% clip. While we wouldn’t expect the same rate of growth over the next three to five years, we think investors are being too pessimistic and the company’s valuation is attractive.

OUTLOOK

A popular television commercial during the 1970s featured jazz vocalist Ella Fitzgerald singing a note that shattered a glass while the event was recorded on a Memorex audio cassette. When the tape was played back, the recording also broke the glass. The ad raised the question, “Is it live, or is it Memorex?” With respect to the current economic recovery, we believe the relevant question is, “Is it real, or is it QE3?”

When the Fed signaled this spring that tapering its bond purchases might be imminent, the yield for the benchmark 10-year Treasury note — which is used as a market standard for mortgage rates — rose from around 1.7% to almost 3%. With mortgage rates moving higher and the prospects for a slowdown in housing, we are not surprised the Fed has now put its tapering plans on hold.

However, economic growth that depends on maintaining interest rates at artificially low levels indefinitely is not sustainable. We think there is a limit to how far the Fed can expand its balance sheet, and at that point we will find out if the economic recovery and rising stock market are real and long-lasting — or merely temporary, Fed-induced distortions. Meanwhile, as the economy has continued to muddle along, the revenues of our portfolio companies have been increasing about 20% per year.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	24.52%	13.82%	5.85%
Russell 2000® Growth Index	33.07%	13.17%	9.85%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.52%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Tangoe, Inc.	3.6%
Polypore International, Inc.	3.2%
Ultimate Software Group, Inc.	2.5%
Cognizant Technology Solutions Corp., Class A	2.4%
Waste Connections, Inc.	2.4%

Company	% of Net Assets
Interactive Intelligence Group, Inc.	2.3%
SciQuest, Inc.	2.2%
ServiceSource International, Inc.	2.1%
SEI Investments Co.	2.0%
IDEX Corp.	2.0%

*	As of September 30, 2013, there were 93 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart and Josh Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager	Josh Stewart Portfolio Manager

OVERVIEW

The Wasatch World Innovators Fund returned 24.80% during the 12 months ended September 30, 2013, well ahead of the 18.65% return of the MSCI All Country World Investable Market Index. The Fund’s

attractive performance is a nearly perfect reflection of our strategy, which seeks to own a globally diversified portfolio of innovative, growing companies with reasonable valuations.

DETAILS OF THE YEAR

Consistent with the favorable environment, the vast majority of the stocks in the Fund produced a gain. We outperformed the Index in the information-technology, health-care and consumer-discretionary sectors, where we have invested about 70% of the portfolio.

Our strongest contributor was Japanese online fashion retailer Start Today. The stock fell to a depressed level earlier this year as investors failed to recognize that the company’s weaker earnings resulted from its investments in new initiatives, rather than from a slowdown in business. By understanding the market’s shortsightedness, we were able to buy Start Today — which normally trades at a price-to-earnings (P/E) ratio in excess of 30 — at a P/E of only 16. The company’s sales growth soon started to reaccelerate, the shares regained their premium valuation, and the stock closed the year with a robust gain. We believe this helps illustrate the potential value of our emphasis on a company’s long-term goals of prioritizing sales growth and taking market share, rather than overemphasizing short-term profitability.

Shares of Herbalife, a direct marketer of health supplements, fell sharply in late 2012 when the company was subjected to a well-publicized attack at the hands of several prominent short sellers. Finding no substance to the arguments put forth by the company’s critics, we added to our holdings as the stock price declined. While the short sellers remained loud and active, Herbalife’s strong financial results throughout the year made for an even more persuasive argument that supported a continued rally in its stock price.

Also making important contributions to performance were U.S. companies MarketAxess Holdings, Visa and MasterCard, as well as the European health-care stocks Sartorius Stedim Biotech (France) and DiaSorin (Italy).

Our biggest detractor during the fiscal year was our top contributor in the prior year, Apple. While we correctly identified excessive enthusiasm in the share price and sold shares above $700, we did not trim back heavily enough. We think Apple’s future is much cloudier today than it was three years ago when we first bought the shares. We continue to hold the stock since its brand and balance sheet are exceedingly strong and its shares are relatively inexpensive after their sharp sell-off earlier in the year.

Other notable detractors for the year included EMC Corp. and Arcos Dorados, which we have sold, and InnerWorkings, which we continue to own.

OUTLOOK

While we are pleased with the Fund’s return in the past year, we prefer not to judge ourselves against market performance since the market can be very “noisy” in the short term. Instead, we prefer to assess our results by the business success of the companies we own in the Fund. On this count, we continue to see strength in the underlying portfolio. The median sales and earnings per share growth for our companies was 18% and 17%, respectively, in the past 12 months, versus 6% and 7% for the companies in the benchmark. The high growth rates of our companies reflect their ability to gain market share from their competitors by providing products and services that are better, faster or less expensive than the competition’s.

One result of our strong performance is that the portfolio is more richly valued than it was a year ago. We have responded by shifting some of the Fund out of stalwart U.S. technology companies and into the financials sector, where business models tend to have lower returns on assets. We have also shifted into some earlier-stage businesses operating at close to break-even, as well as strong, established brands that are restructuring to adjust to industries being reshaped by technology and the Internet. As a result, we believe the portfolio’s overall valuation remains reasonable even after a year of robust returns.

In comparison, we think valuations for the broader market are slightly inflated on average — and in the case of a few market darling stocks, grossly inflated. Nevertheless, valuation discipline is part of our philosophy. We don’t participate in the highest fliers in the market even if we believe their business models are indeed innovative. Instead, we stick with shares we believe to be undervalued, where a company’s positive results are being masked by strategic change, or where smaller companies or those based outside of the United States may be out of Wall Street’s line of sight altogether.

We are now several years into our themed investment approach of seeking out reasonably priced innovators, and we are pleased with the results. While we acknowledge that we face an awkward macroeconomic backdrop — a debt shell game of sorts — we are confident that the companies we invest in have the potential to take market share, grow profits, and deliver satisfying returns over the long run.

Thank you for the opportunity to invest your assets.

Current	and future holdings are subject to risk.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
World Innovators	24.80%	17.59%	9.64%
MSCI AC World IMI	18.65%	8.29%	8.28%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are 1.87%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investing in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
eBay, Inc.	5.3%
Bio-Reference Laboratories, Inc.	3.5%
DiaSorin S.p.A. (Italy)	3.3%
Apple, Inc.	3.2%
Herbalife Ltd.	3.0%

Company	% of Net Assets
Abcam plc (United Kingdom)	2.8%
Visa, Inc., Class A	2.6%
Amazon.com, Inc.	2.4%
Google, Inc., Class A	2.3%
DIRECTV	2.3%

*	As of September 30, 2013, there were 68 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC World IMI (All Country World Investable Market Index) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of large, mid, and small cap companies across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

Paul W. Gifford, CFA Portfolio Manager

OVERVIEW

The Wasatch-1st Source Income returned -1.34% for the 12 months ended September 30, 2013. During this time, the Barclays Capital U.S. Intermediate Government/Credit Bond Index returned -0.50%. Yields on U.S. Treasury securities ended the fiscal year higher as the Federal Reserve (Fed) talked of reducing its bond purchases. While short term rates remained little changed as the Fed said it would not raise rates, talk of reducing bond purchases increased the yield on the 10-year Treasury note from 1.7% during the year to a high of 3%. The general rise in rates reduced total returns to bond investors and in many cases produced negative returns as the Fund experienced.

DETAILS OF THE YEAR

A tale of two halves would be the best way to explain what happened in the bond market during the 12-month period ended September 30, 2013. A year ago, the Fed was committed to continuing bond purchases for an indefinite time. That period only lasted until May of 2013. In May, the Fed announced plans to taper the bond purchases based on market data and economic outlook. The Fed’s change in tone surprised many bond investors and interest rates rose substantially over the summer. Many investors had chosen bond funds as an option to get higher income in the low interest rate environment. As bond investors experienced significant losses, redemptions in bond funds reached record amounts, reversing the record buys in late 2012.

The Fund experienced the same two halves, a positive return in the first six months and a negative return in the last six months. The Fund also saw modest redemptions over the last several months. Our strategy for much of the year was to underweight interest rate risk by having a shorter effective duration than the Index and overweight non-Treasury securities. The largest exposure in the Fund was in corporate bonds and mortgage-backed securities. As we have a focus on high credit quality, the Fund had twice as much exposure to “A” rated bonds as the Index and was underweighted in the “BBB” market.* The credit exposure helped the performance of the Fund during the year. The high credit quality also applied to the Fund’s mortgage-backed exposure. We focused on Government National Mortgage Association (GNMA) bonds, typically considered the highest quality mortgage securities. These bonds performed well in the first half of the year, but experienced underperformance in the second half as the average life extended more than expected when interest rates rose.

Today, we are actively monitoring and adjusting the interest rate risk of the portfolio. We have slightly reduced the Fund’s exposure to mortgages and have sold a couple of our holdings with the greatest extension risk. Credit continues to be a key sector in the Fund at 41%. The underweight in Treasuries will likely be maintained and used as a tool to alter the Fund’s duration or yield curve structure.

OUTLOOK

Early themes for this fiscal year will be to see how bond investors handle the government shutdown and risk of default, and selection of a new Fed Chairperson, presumed to be Vice Chair Janet Yellen. Once we get through each of these events, which we think will be resolved albeit with some angst, we can better see where the economy is and if the Fed will begin tapering its bond purchases.

A slow to modest rise in interest rates seems to be in order in the coming years as the Fed attempts to remove the extraordinary monetary accommodation of the last five years. The two areas we are most concerned about if rates do rise are the housing market and U.S. government interest payments.

The fragile recovery in the housing market has been supported by low mortgage rates. Mortgages rates below 4% make it very easy for borrowers to afford their mortgages and build equity in their homes. The increase in mortgage rates has made the average home mortgage increase over $1,000 per year. That may not sound like much but it makes a difference. A return to rates we had in 2007 would add over $2,000 per year to a $200,000 mortgage. The one offset to these concerns has been the large percentage of cash buyers in the housing market. An interesting outcome of the financial crisis has been the buying of homes by real estate investment trusts and other institutions, which have been cash buyers.

U.S. government interest payments are perhaps a bigger concern. We have discussed this often due to the significant size of the country’s debt and the impact of even modest interest rate increases. The recent improvement in the budget deficit was welcome news after four years of trillion dollar plus deficits. However, a significant rise in interest rates could quickly reverse this year’s improvement. The U.S. government has approximately $2 trillion worth of debt mature every couple of months at virtually zero percent interest. We would almost immediately see an increase in interest expense as short-term rates rise. The average maturity of the debt is five years so there is some time to adjust to higher interest expense but it would be a challenge for the deficit, our credit worthiness and potentially the economy.

Thank you for entrusting us to manage your assets.

*	Ratings are issued by S&P or Moody’s and typically range from AAA (highest) to D (lowest). The credit quality of the investments in the Fund’s portfolio does not apply to the safety or stability of the Fund. Ratings and portfolio credit quality may change over time. Unrated securities do not necessarily indicate low quality. The Fund itself has not been rated by an independent rating agency. For information on the rating agency’s methodology visit: http://www.standardandpoors.com/home/en/us and http://www.moodys.com.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Income	-1.34%	3.63%	3.07%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	-0.50%	4.95%	4.10%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.71%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	8/15/19	4.0%
U.S. Treasury Note, 3.250%	12/31/16	3.8%
General Electric Capital Corp., MTN, 5.400%	2/15/17	2.0%
Federal National Mortgage Assoc., 2.625%	11/20/14	1.7%
Federal Home Loan Mortgage Corp., 2.500%	5/27/16	1.6%
Federal National Mortgage Assoc., 4.875%	12/15/16	1.6%

Holding	Maturity Date	% of Net Assets
Federal National Mortgage Assoc., Series AL2525, 3.500%	6/1/32	1.5%
Federal Home Loan Mortgage Corp., MTN, 2.000%	10/22/21	1.5%
Federal Home Loan Bank, Series 0000, 1.500%	11/8/22	1.4%
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%	9/20/19	1.3%

*	As of September 30, 2013, there were 160 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) —Management Discussion	SEPTEMBER 30, 2013 (UNAUDITED)

Van R. Hoisington Portfolio Manager

OVERVIEW

In the fiscal year ended September 30, 2013, benchmark measures of growth and inflation slowed significantly. In the 12 months ended in August, the core Personal Consumption Expenditures Price Index, the Federal Reserve’s (Fed’s) favorite gauge of inflation, fell to 1.1%, one of the slowest changes on record. In the latest quarter, the gross domestic product (GDP) price index (the broad-

est measure of inflation) rose at a minimal 0.6% annual rate, near the weakest since World War II.

In the past four quarters, real and nominal GDP grew by 1.6% and 2.9%, respectively, down from 2.4% and 4.3%, respectively, a year ago. In the first half of 2013, real domestic final sales (GDP less volatile net exports and inventory investment) grew a paltry 1.2%. Historically during periods of eroding growth and inflation, long-term Treasury bond yields have declined. During this fiscal period there was a divergence in this pattern. The 30-year Treasury bond yield closed the fiscal year at 3.69%, up from 2.82% on September 30, 2012, producing a negative return in the Fund.

The rise in yields over the past year is the eighth such backup since 1990. During those transitory rate rises, the average increase in the 30-year yield, from low to high on a monthly basis, was 1.33 percentage points. From the lowest monthly yield in calendar year 2012 to the high in August 2013, the increase was 1.12 percentage points. Three of those interim yield increases exceeded 1.5 percentage points. During those sell-offs, inflation continued to work irregularly lower amidst sluggish business conditions. Thus, while rates have occasionally increased and even sharply so since 1990, they were not able to stay up. We believe that the latest rise in yields falls in the same category and the general secular trend in Treasury bond yields remains downward. Over the past 20 years, long duration Treasury securities (maturities longer than 20 years) registered outstanding returns despite these eight transitory increases in bond yields.

DETAILS OF THE YEAR

In the third quarter of 2013, the 30-year Treasury bond yield increased 0.19 of a percentage point. The yield for the quarter peaked on August 22 at 3.94%. On a percentage change basis, from the high in the quarter to the end of the fiscal year, the 30-year Treasury bond improved 6.3%. In view of the economic fundamentals, this recent drop in yields should be a precursor to further declines in 2013’s final calendar quarter and into 2014.

For the fiscal year, the Wasatch-Hoisington U.S. Treasury Fund’s return was -14.43%, versus -1.68% for the Barclays Capital U.S. Aggregate Bond Index. It is worth noting that the Fund produced average annual returns of 7.14% and 6.91% for the latest five- and 10-year periods, respectively, versus average annual returns of 5.41% and 4.59%, for the Index. This is an extra return of 1.73 and 2.32 percentage points, compounded respectively for the longer time frames.

OUTLOOK

In September, the Federal Open Market Committee (FOMC) indicated that Large Scale Asset Purchases (LSAP) would continue because economic activity was weaker than expected. Four considerations suggest this effort will be no more successful in improving economic conditions than earlier attempts. First, the Fed’s forecasts have proved overly optimistic, indicating that their knowledge of how LSAP activities impact the economy is flawed. In short, LSAP doesn’t work in the way they had hoped and they appear unable to make needed course corrections. Second, debt levels in the U.S. economy are so excessive that monetary policy’s traditional transmission mechanism is defunct until debt levels are reduced. Without badly needed, but politically infeasible, fiscal policy actions that mechanism will not be able to contain debt growth. Higher public debt will only push total debt levels substantially higher relative to GDP in the years ahead. This will further delay the day the central bank’s traditional transmission mechanism could be viable. Third, recent scholarly studies employing different rigorous analytical methods indicate LSAP is ineffective. Fourth, the velocity of money has slumped and we expect the trend to continue. This event deprives the Fed of the ability to have a measurable influence on aggregate economic activity and is an alternative way of confirming the validity of the new academic studies that show the Fed’s activity as non-productive.

The economy is entering a period when growth is unlikely to exceed the anemic 1.6% rate that occurred during the past four quarters. Meaningful improvement in growth in 2014 is also questionable. Nominal interest rates have increased this year and real yields have risen even more sharply because the inflation rate has dropped significantly. Due to recognition and implementation lags, only half of the deleterious economic impact of the $275 billion tax increase of 2013 will have been registered by the end of the year with the remaining tether on growth occurring in 2014 and 2015. Many of the taxes and other cost burdens of the Affordable Care Act are being shifted from corporations and profitable small businesses to households, thus serving as a de facto tax increase. In such conditions, the already subdued inflation rate should soften further. Since LSAP does not constitute macro-economic stimulus, its continuation is equally meaningless. Thus, the decision of the Fed not to taper its asset purchases is inconsequential for the outlook for economic growth. We expect the dominant, three-decade downward trend in long-term Treasury bond yields to resurface as weaker growth and disinflationary conditions persist.

Thank you for the opportunity to invest your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	-14.43%	7.14%	6.91%
Barclays Capital U.S. Aggregate Bond Index	-1.68%	5.41%	4.59%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.72%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information, including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	2/15/31	14.6%
U.S. Treasury Strip, principal only	5/15/30	14.0%
U.S. Treasury Bond, 3.125%	11/15/41	13.1%
U.S. Treasury Strip, principal only	2/15/37	11.7%
U.S. Treasury Bond, 3.125%	2/15/42	9.8%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	5/15/39	6.8%
U.S. Treasury Bond, 4.500%	5/15/38	6.0%
U.S. Treasury Bond, 2.750%	11/15/42	5.8%
U.S. Treasury Bond, 3.500%	2/15/39	4.9%
U.S. Treasury Strip, principal only	5/15/40	4.8%

*	As of September 30, 2013, there were 14 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS — Definitions of Financial Terms

The Patient Protection and Affordable Care Act (PPACA), commonly called the Affordable Care Act (ACA) or “Obamacare,” is a United States federal statute signed into law by President Barack Obama on March 23, 2010.

Book value is the value of a security or asset as entered in a company’s books.

Someone who is “bullish” or “a bull” is optimistic with regard to the stock market’s prospects.

The “cloud” is the Internet. Cloud-computing is a model for delivering information technology services in which resources are retrieved from the Internet through web-based tools and applications rather than from a direct connection to a server.

A corporate bond is a debt security issued by a corporation for the purpose of raising money to expand its business.

Correlation, in the financial world, is a statistical measure of how asset classes, securities, markets, or countries move in relation to each other.

Debt-to-GDP ratio is a measure of a country’s federal debt in relation to its gross domestic product (GDP). The higher the debt-to-GDP ratio, the less likely the country will be to pay back its debt, and the higher its risk of default. GDP is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

Dividend yield is a company’s annual dividend payments divided by its market capitalization, or the dividend per share divided by the price per share. For example, a company whose stock sells for $30 per share that pays an annual dividend of $3 per share has a dividend yield of 10%.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings-per-share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth rates help investors identify companies that are increasing or decreasing in profitability.

Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%.

The Federal Open Market Committee (FOMC), a component of the Federal Reserve System, is charged under United States law with overseeing the nation’s open market operations. Open market operations are the means of implementing monetary policy by which a central bank controls the short term interest rate and the supply of base money in an economy, and thus indirectly the total money supply.

The “fiscal cliff” is the term given to the spending cuts and tax increases that would occur automatically if the U.S. Congress did not address them by the end of 2012.

The forward price-to-earnings (P/E) ratio is a company’s market price per share divided by the expected earnings per share. The forecasted earnings used in the formula can be for the next 12 months or for the next full-year fiscal period.

The Government National Mortgage Association (GNMA, also known as Ginnie Mae) is a U.S. government-owned corporation within the Department of Housing and Urban Development. GNMA is one of several government agencies permitted to issue debt for sale to the investing public.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages.

The Personal Consumption Expenditure (PCE) Price Index, also referred to as the PCE deflator, is a United States-wide indicator of the average increase in prices for all domestic personal consumption using a variety of data including U.S. Consumer Price Index and Producer Price Index prices. It is derived from personal consumption expenditures, the largest component of Gross Domestic Product in the National Income and Product Accounts of the Bureau of Economic Analysis (BEA). The less volatile measure of the PCE price index is the core PCE price index, which excludes the more volatile and seasonal food and energy prices.

The price-to-earnings or P/E ratio, also known as the P/E multiple, is the price of a stock divided by its earnings per share.

Quantitative easing (QE) is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

QE3 is the nickname for the third round of quantitative easing launched by the Federal Reserve (Fed) whereby the Fed will purchase $40 billion of mortgage-backed securities on a monthly basis in an effort to support the economic recovery.

Return on assets (ROA) measures a company’s profitability by showing how many dollars of earnings a company derives from each dollar of assets it controls.

“Risk-on” is when investors are seeking the potentially higher returns of riskier assets and put money back in the market willing to risk the money, thus risk on.

The S&P BSE Sensex Index (S&P Bombay Stock Exchange Sensitive Index), is a free-float market capitalization-weighted stock market index of 30 well-established and financially sound companies listed on BSE (Bombay Stock Exchange) Ltd. The 30 component companies, which are some of the largest and most actively traded stocks, are representative of various industrial sectors of the Indian economy.

SEPTEMBER 30, 2013 (UNAUDITED)

Sovereign debt is government debt. Under the doctrine of sovereign immunity, creditors cannot force the repayment of sovereign debt. It is subject to compulsory rescheduling, interest rate reduction, or even repudiation. The only recourse available to creditors is threat of the loss of credibility and lowering of the country’s sovereign debt rating, which may make future borrowing more difficult.

Valuation is the process of determining the current worth of an asset or company.

The velocity of money (V) is defined as the rate at which money circulates, changes hands or turns over in an economy.

VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectations of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity rates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended September 30, 2013.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended September 30, 2013. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short Investor Class and Income funds have no contractual limitation on expenses.

SEPTEMBER 30, 2013 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2013	End of Period September 30, 2013
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,132.00	$6.47	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,132.50	$5.99	1.12%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.67	1.12%
Emerging India Fund
Actual	$1,000.00	$908.20	$9.33	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$920.10	$8.13	1.69%
Hypothetical (5% before expenses)	$1,000.00	$1,016.60	$8.54	1.69%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$924.00	$7.23	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.55	$7.59	1.50%
Emerging Markets Small Cap Fund
Actual	$1,000.00	$908.20	$9.33	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Frontier Emerging Small Countries Fund
Actual	$1,000.00	$1,038.50	$11.50	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%
Global Opportunities Fund
Actual	$1,000.00	$1,090.50	$9.49	1.81%
Hypothetical (5% before expenses)	$1,000.00	$1,015.99	$9.15	1.81%
Heritage Growth Fund
Actual	$1,000.00	$1,105.30	$5.01	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
International Growth Fund
Actual	$1,000.00	$1,107.90	$7.93	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.55	$7.59	1.50%
International Opportunities Fund
Actual	$1,000.00	$1,028.00	$11.44	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%
Large Cap Value Fund — Investor Class
Actual	$1,000.00	$1,059.20	$5.68	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Large Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,060.60	$5.06	0.98%
Hypothetical (5% before expenses)	$1,000.00	$1,020.16	$4.96	0.98%
Long/Short Fund — Investor Class
Actual	$1,000.00	$1,040.10	$7.77	1.52%
Hypothetical (5% before expenses)	$1,000.00	$1,017.45	$7.69	1.52%
Long/Short Fund — Institutional Class
Actual	$1,000.00	$1,040.80	$7.11	1.39%
Hypothetical (5% before expenses)	$1,000.00	$1,018.10	$7.03	1.39%
Micro Cap Fund
Actual	$1,000.00	$1,198.70	$11.63	2.11%
Hypothetical (5% before expenses)	$1,000.00	$1,014.49	$10.66	2.11%
Micro Cap Value Fund
Actual	$1,000.00	$1,150.00	$12.13	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%
Small Cap Growth Fund
Actual	$1,000.00	$1,139.00	$6.60	1.23%
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.23	1.23%

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED) (continued)	SEPTEMBER 30, 2013 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2013	End of Period September 30, 2013
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,155.80	$6.65	1.23%
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.23	1.23%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,157.70	$6.22	1.15%
Hypothetical (5% before expenses)	$1,000.00	$1,019.35	$5.82	1.15%
Strategic Income Fund
Actual	$1,000.00	$1,090.20	$4.98	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Ultra Growth Fund
Actual	$1,000.00	$1,146.50	$6.83	1.27%
Hypothetical (5% before expenses)	$1,000.00	$1,018.70	$6.43	1.27%
World Innovators Fund
Actual	$1,000.00	$1,152.90	$9.50	1.76%
Hypothetical (5% before expenses)	$1,000.00	$1,016.24	$8.90	1.76%
Income Fund
Actual	$1,000.00	$983.70	$3.53	0.71%
Hypothetical (5% before expenses)	$1,000.00	$1,021.51	$3.60	0.71%
U.S. Treasury Fund
Actual	$1,000.00	$901.50	$3.38	0.71%
Hypothetical (5% before expenses)	$1,000.00	$1,021.51	$3.60	0.71%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365).

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Schedule of Investments	SEPTEMBER 30, 2013

Shares		Value

	COMMON STOCKS 91.3%

	Airlines 3.6%
203,151	Allegiant Travel Co.	$21,403,990
373,086	Spirit Airlines, Inc.*	12,785,657

		34,189,647

	Airport Services 1.1%
493,750	Wesco Aircraft Holdings, Inc.*	10,334,187

	Apparel Retail 1.5%
841,429	Chico’s FAS, Inc.	14,018,207

	Application Software 5.8%
215,701	ANSYS, Inc.*	18,662,451
416,730	RealPage, Inc.*	9,651,467
153,392	Tyler Technologies, Inc.*	13,417,198
89,146	Ultimate Software Group, Inc.*	13,140,120

		54,871,236

	Asset Management & Custody Banks 4.3%
114,399	Affiliated Managers Group, Inc.*	20,893,833
654,603	SEI Investments Co.	20,233,779

		41,127,612

	Automotive Retail 0.9%
176,353	Monro Muffler Brake, Inc.	8,198,651

	Commercial Printing 1.7%
1,621,063	InnerWorkings, Inc.*	15,918,839

	Computer Storage & Peripherals 0.8%
583,711	Fusion-io, Inc.*	7,815,890

	Consumer Finance 7.1%
164,316	Credit Acceptance Corp.*	18,207,856
949,332	DFC Global Corp.*	10,433,159
192,168	First Cash Financial Services, Inc.*	11,136,135
2,395,200	Mahindra & Mahindra Financial Services Ltd. (India)	9,832,544
291,555	Portfolio Recovery Associates, Inc.*	17,475,807

		67,085,501

	Data Processing & Outsourced Services 5.8%
124,818	Alliance Data Systems Corp.*	26,395,262
351,631	ExlService Holdings, Inc.*	10,014,451
746,608	Higher One Holdings, Inc.*	5,726,483
157,008	Syntel, Inc.	12,576,341

		54,712,537

	Distributors 1.4%
239,077	Pool Corp.	13,419,392

	Diversified Banks 2.0%
10,926,782	City Union Bank Ltd. (India)	7,400,296
2,505,720	Yes Bank Ltd. (India)	11,486,968

		18,887,264

	Diversified Support Services 5.1%
1,516,523	Copart, Inc.*	48,210,266

	Electrical Components & Equipment 2.6%
589,058	Polypore International, Inc.*	24,133,706

	Environmental & Facilities Services 3.9%
364,490	Tetra Tech, Inc.*	9,436,646
608,499	Waste Connections, Inc.	27,631,940

		37,068,586

Shares		Value

	General Merchandise Stores 0.5%
391,115	Gordmans Stores, Inc.	$4,400,044

	Health Care Facilities 2.3%
539,076	Ensign Group, Inc. (The)	22,161,414

	Health Care Services 3.9%
206,803	IPC The Hospitalist Co., Inc.*	10,549,021
258,850	MEDNAX, Inc.*	25,988,540

		36,537,561

	Human Resource & Employment Services 0.1%
8,796	51job, Inc., ADR* (China)	631,729

	Industrial Machinery 4.3%
147,926	Graco, Inc.	10,955,400
448,920	IDEX Corp.	29,292,030

		40,247,430

	Internet Retail 0.7%
155,634	Blue Nile, Inc.*	6,370,100

	Internet Software & Services 3.7%
247,566	Dealertrack Technologies, Inc.*	10,605,727
425,755	Vistaprint N.V.*	24,063,673

		34,669,400

	Leisure Facilities 3.9%
724,001	Life Time Fitness, Inc.*	37,264,331

	Life Sciences Tools & Services 2.8%
573,500	Divi’s Laboratories Ltd. (India)	8,839,989
293,208	ICON plc* (Ireland)	12,001,004
68,040	Techne Corp.	5,447,282

		26,288,275

	Oil & Gas Equipment & Services 3.5%
114,241	CARBO Ceramics, Inc.	11,322,426
117,555	Dril-Quip, Inc.*	13,489,436
298,022	TGS-NOPEC Geophysical Co. ASA (Norway)	8,763,096

		33,574,958

	Oil & Gas Exploration & Production 0.2%
320,020	SandRidge Energy, Inc.*	1,875,317

	Oil & Gas Refining & Marketing 1.1%
291,271	World Fuel Services Corp.	10,867,321

	Personal Products 2.7%
194,367	Herbalife Ltd.	13,560,986
124,680	Nu Skin Enterprises, Inc., Class A	11,936,863

		25,497,849

	Research & Consulting Services 3.0%
578,524	Acacia Research Corp.	13,340,763
208,513	Corporate Executive Board Co. (The)	15,142,214

		28,482,977

	Semiconductors 2.7%
107,026	Hittite Microwave Corp.*	6,994,149
387,065	Melexis N.V. (Belgium)	10,341,142
108,525	Power Integrations, Inc.	5,876,629
50,313	Silicon Laboratories, Inc.*	2,148,868

		25,360,788

	Specialized Finance 0.8%
402,640	CRISIL Ltd. (India)	7,589,093

	Specialty Chemicals 1.3%
230,755	Balchem Corp.	11,941,571

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Schedule of Investments (continued)	SEPTEMBER 30, 2013

Shares		Value

	Specialty Stores 0.9%
156,551	Hibbett Sports, Inc.*	$8,790,339

	Trading Companies & Distributors 2.8%
280,043	MSC Industrial Direct Co., Inc., Class A	22,781,498
143,605	Rush Enterprises, Inc., Class B*	3,269,886

		26,051,384

	Trucking 2.5%
600,940	Knight Transportation, Inc.	9,927,529
302,485	Old Dominion Freight Line, Inc.*	13,911,285

		23,838,814

	Total Common Stocks (cost $561,288,541)	862,432,216

Principal Amount		Value

	SHORT-TERM INVESTMENTS 9.8%

	Repurchase Agreement 9.8%
$92,347,583	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $94,265,000 of United States Treasury Notes 1.375% due 9/30/18; value: $94,198,732; repurchase proceeds: $92,347,583 (cost $92,347,583)	$92,347,583

	Total Short-Term Investments (cost $92,347,583)	92,347,583

	Total Investments (cost $653,636,124) 101.1%	954,779,799

	Liabilities less Other Assets (1.1%)	(10,504,313)

	NET ASSETS 100.0%	$944,275,486

	*Non-income producing.

	ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2013, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Belgium	1.2
China	0.1
India	5.2
Ireland	1.4
Norway	1.0
United States	91.1

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX) — Schedule of Investments	SEPTEMBER 30, 2013

Shares		Value

	COMMON STOCKS 78.4%

	Air Freight & Logistics 1.6%
5,862	Blue Dart Express Ltd. (India)	$251,877

	Apparel, Accessories & Luxury Goods 2.7%
4,172	Page Industries Ltd. (India)	292,883
36,056	Titan Industries Ltd. (India)	133,068

		425,951

	Auto Parts & Equipment 4.1%
1,751	Bosch Ltd. (India)	251,721
53,463	Exide Industries Ltd. (India)	110,675
10,419	WABCO India Ltd. (India)	288,746

		651,142

	Automobile Manufacturers 0.6%
7,328	Mahindra & Mahindra Ltd. (India)	97,270

	Building Products 1.3%
53,164	Kajaria Ceramics Ltd. (India)	206,355

	Cable & Satellite 0.8%
169,606	Dish TV India Ltd.* (India)	136,270

	Commodity Chemicals 2.7%
87,843	Berger Paints India Ltd. (India)	304,479
24,089	Castrol India Ltd. (India)	118,800

		423,279

	Construction & Farm Machinery & Heavy Trucks 1.8%
5,267	Eicher Motors Ltd. (India)	294,466

	Consumer Finance 4.4%
109,838	Mahindra & Mahindra Financial Services Ltd. (India)	450,896
15,082	Shriram City Union Finance Ltd. (India)	252,953

		703,849

	Diversified Banks 5.1%
12,816	Axis Bank Ltd. (India)	205,736
288,998	City Union Bank Ltd. (India)	195,727
46,108	IndusInd Bank Ltd. (India)	272,649
31,269	Yes Bank Ltd. (India)	143,346

		817,458

	Diversified Chemicals 2.1%
14,820	BASF India Ltd. (India)	125,735
53,228	Pidilite Industries Ltd. (India)	216,381

		342,116

	Electrical Components & Equipment 1.5%
53,168	Amara Raja Batteries Ltd. (India)	246,286

	Fertilizers & Agricultural Chemicals 2.5%
8,893	Bayer CropScience Ltd. (India)	219,878
72,345	Rallis India Ltd. (India)	175,186

		395,064

	Footwear 1.2%
13,468	Bata India Ltd. (India)	185,869

	Heavy Electrical Equipment 0.9%
44,109	TD Power Systems Ltd. (India)	143,449

	Household Appliances 1.2%
4,139	Hawkins Cookers Ltd. (India)	113,383
1,604	TTK Prestige Ltd. (India)	85,318

		198,701

Shares		Value

	Household Products 0.9%
50,281	Jyothy Laboratories Ltd. (India)	$139,226

	Industrial Machinery 1.9%
23,138	Cummins India Ltd. (India)	153,379
3,835	FAG Bearings India Ltd. (India)	78,406
9,372	SKF India Ltd. (India)	75,741

		307,526

	Internet Retail 1.7%
18,220	MakeMyTrip Ltd.* (India)	270,385

	IT Consulting & Other Services 5.8%
13,553	CMC Ltd. (India)	274,946
5,083	Cognizant Technology Solutions Corp., Class A*	417,416
13,450	HCL Technologies Ltd. (India)	232,445

		924,807

	Life Sciences Tools & Services 0.8%
8,302	Divi’s Laboratories Ltd. (India)	127,968

	Other Diversified Financial Services 1.3%
19,356	Kotak Mahindra Bank Ltd. (India)	208,230

	Packaged Foods & Meats 3.6%
18,381	Britannia Industries Ltd. (India)	243,397
2,587	GlaxoSmithKline Consumer Healthcare Ltd. (India)	178,348
1,792	Nestlé India Ltd. (India)	147,356

		569,101

	Personal Products 7.4%
63,245	Bajaj Corp. Ltd. (India)	262,860
10,017	Colgate-Palmolive India Ltd. (India)	198,372
80,135	Dabur India Ltd. (India)	216,194
21,929	Godrej Consumer Products Ltd. (India)	291,447
33,573	Marico Ltd. (India)	115,565
2,267	Procter & Gamble Hygiene & Health Care Ltd. (India)	94,656

		1,179,094

	Pharmaceuticals 7.4%
29,497	Glenmark Pharmaceuticals Ltd. (India)	250,186
36,012	IPCA Laboratories Ltd. (India)	410,711
37,561	Lupin Ltd. (India)	513,093

		1,173,990

	Publishing 1.2%
49,283	D.B. Corp. Ltd. (India)	190,110

	Restaurants 2.0%
17,116	Jubilant Foodworks Ltd.* (India)	316,293

	Specialized Finance 1.0%
8,149	CRISIL Ltd. (India)	153,595

	Specialty Chemicals 1.3%
27,820	Asian Paints Ltd. (India)	203,612

	Systems Software 1.5%
115,414	KPIT Cummins Infosystems Ltd. (India)	241,133

	Thrifts & Mortgage Finance 4.9%
118,752	Gruh Finance Ltd. (India)	405,925
22,864	Housing Development Finance Corp. Ltd. (India)	276,884
31,815	LIC Housing Finance Ltd. (India)	95,692

		778,501

WASATCH EMERGING INDIA FUND (WAINX) — Schedule of Investments (continued)	SEPTEMBER 30, 2013

Shares		Value

	Wireless Telecommunication Services 1.2%
71,896	Idea Cellular Ltd. (India)	$192,932

	Total Common Stocks (cost $12,499,120)	12,495,905

Principal Amount		Value

	SHORT-TERM INVESTMENTS 21.1%

	Repurchase Agreement 21.1%
$3,366,516	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $3,460,000 of United States Treasury Notes 1.375% due 2/28/19; value: $3,434,050; repurchase proceeds: $3,366,516 (cost $3,366,516)	$3,366,516

	Total Short-Term Investments (cost $3,366,516)	3,366,516

	Total Investments (cost $15,865,636) 99.5%	15,862,421

	Other Assets less Liabilities 0.5%	75,159

	NET ASSETS 100.0%	$15,937,580

	*Non-income producing. See Notes to Financial Statements.

At September 30, 2013, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	96.7
United States	3.3

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Schedule of Investments	SEPTEMBER 30, 2013

Shares		Value

	COMMON STOCKS 89.1%

	Casinos & Gaming 6.9%
321,610	Galaxy Entertainment Group Ltd.* (Hong Kong)	$2,255,937
634,061	SJM Holdings Ltd. (Hong Kong)	1,782,322

		4,038,259

	Construction & Engineering 2.5%
151,264	Promotora y Operadora de Infraestructura S.A.B. de C.V.* (Mexico)	1,453,338

	Construction Materials 4.7%
209,590	Cemex Latam Holdings S.A.* (Colombia)	1,649,142
984,786	PT Semen Indonesia Persero Tbk (Indonesia)	1,105,545

		2,754,687

	Distributors 2.8%
73,638	Imperial Holdings Ltd. (South Africa)	1,594,545

	Diversified Banks 15.2%
10,808,794	Banco de Chile (Chile)	1,602,532
13,111	Credicorp Ltd. (Peru)	1,684,239
196,038	IndusInd Bank Ltd. (India)	1,159,225
257,800	Kasikornbank Public Co. Ltd. (Thailand)	1,442,295
789,456	Metropolitan Bank & Trust (Philippines)	1,504,935
196,437	Turkiye Halk Bankasi A.S. (Turkey)	1,438,814

		8,832,040

	Drug Retail 2.4%
165,653	Raia Drogasil S.A. (Brazil)	1,365,788

	Food Retail 8.1%
57,434	BIM Birlesik Magazalar A.S. (Turkey)	1,182,448
8,521	Magnit (Russia)	2,160,735
83,972	Shoprite Holdings Ltd. (South Africa)	1,379,585

		4,722,768

	Health Care Facilities 5.2%
349,607	Bangkok Dusit Medical Services Public Co. Ltd. (Thailand)	1,408,263
454,065	Life Healthcare Group Holdings Ltd. (South Africa)	1,611,948

		3,020,211

	Highways & Railtracks 2.5%
3,198,000	PT Jasa Marga Persero Tbk (Indonesia)	1,436,062

	Internet Software & Services 2.6%
29,674	SouFun Holdings Ltd., ADR (China)	1,532,365

	Life & Health Insurance 5.0%
177,805	Discovery Ltd. (South Africa)	1,431,977
321,427	Sanlam Ltd. (South Africa)	1,496,108

		2,928,085

	Marine Ports & Services 3.4%
881,066	International Container Terminal Services, Inc. (Philippines)	1,962,871

	Multi-Sector Holdings 2.4%
1,259,846	First Pacific Co. Ltd. (Hong Kong)	1,392,185

	Packaged Foods & Meats 6.5%
211,000	Biostime International Holdings Ltd. (China)	1,595,692
47,711	M Dias Branco S.A. (Brazil)	2,188,972

		3,784,664

	Personal Products 2.4%
103,790	Godrej Consumer Products Ltd. (India)	1,379,418

Shares		Value

	Pharmaceuticals 6.1%
142,879	Lupin Ltd. (India)	$1,951,763
2,362,207	Sino Biopharmaceutical Ltd. (China)	1,605,193

		3,556,956

	Real Estate Operating Companies 2.5%
3,964,682	SM Prime Holdings, Inc. (Philippines)	1,458,755

	Soft Drinks 2.9%
67,122	Coca-Cola Icecek A.S. (Turkey)	1,710,770

	Specialty Chemicals 2.3%
185,428	Asian Paints Ltd. (India)	1,357,130

	Wireless Telecommunication Services 2.7%
3,141,186	PT Tower Bersama Infrastructure Tbk (Indonesia)	1,586,869

	Total Common Stocks (cost $53,030,191)	51,867,766

Principal Amount		Value

	SHORT-TERM INVESTMENTS 9.6%

	Repurchase Agreement 9.6%
$5,616,671	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $5,300,000 of United States Treasury Notes 3.125% due 5/15/21; value: $5,730,625; repurchase proceeds: $5,616,671 (cost $5,616,671)	$5,616,671

	Total Short-Term Investments (cost $5,616,671)	5,616,671

	Total Investments (cost $58,646,862) 98.7%	57,484,437

	Other Assets less Liabilities 1.3%	751,214

	NET ASSETS 100.0%	$58,235,651

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At September 30, 2013, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	6.8
Chile	3.1
China	9.1
Colombia	3.2
Hong Kong	10.5
India	11.3
Indonesia	8.0
Mexico	2.8
Peru	3.2
Philippines	9.5
Russia	4.2
South Africa	14.5
Thailand	5.5
Turkey	8.3

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 95.4%

	Airport Services 3.3%
5,214,384	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	$17,296,184
3,812,200	Malaysia Airports Holdings Berhad (Malaysia)	8,877,005
4,604,425	TAV Havalimanlari Holding A.S. (Turkey)	32,472,066

		58,645,255

	Apparel Retail 1.9%
1,310,032	Mr Price Group Ltd. (South Africa)	18,093,862
47,385,482	Trinity Ltd. (China)	16,008,299

		34,102,161

	Apparel, Accessories & Luxury Goods 1.4%
9,186	LPP S.A. (Poland)	25,463,107

	Application Software 0.6%
590,900	Linx S.A. (Brazil)	9,900,605

	Asset Management & Custody Banks 0.8%
1,412,806	CETIP S.A. — Mercados Organizados (Brazil)	14,921,143

	Brewers 1.0%
3,372,187	Guinness Anchor Berhad (Malaysia)	17,773,945

	Cable & Satellite 1.4%
630,702	KT Skylife Co. Ltd. (Korea)	17,107,464
55,693,617	PT MNC Sky Vision Tbk* (Indonesia)	8,608,944

		25,716,408

	Casinos & Gaming 1.4%
374,319	Grand Korea Leisure Co. Ltd. (Korea)	12,051,492
556,804	Paradise Co. Ltd. (Korea)	12,693,789

		24,745,281

	Commercial Printing 0.6%
856,800	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A (Brazil)	11,484,635

	Commodity Chemicals 2.1%
5,666,913	Berger Paints India Ltd. (India)	19,642,523
3,456,628	Castrol India Ltd. (India)	17,047,103

		36,689,626

	Computer & Electronics Retail 1.1%
2,376,706	M Video OJSC (Russia)	19,592,773

	Computer Storage & Peripherals 1.1%
584,258	KONA I Co. Ltd. (Korea)‡‡	20,305,708

	Construction & Engineering 1.6%
2,924,727	Promotora y Operadora de Infraestructura S.A.B. de C.V.* (Mexico)	28,100,645

	Construction & Farm Machinery & Heavy Trucks 1.1%
680,572	Turk Traktor ve Ziraat Makineleri A.S. (Turkey)	19,872,190

	Construction Materials 4.1%
5,879,104	Lafarge Malayan Berhad (Malaysia)	16,990,692
89,581,227	PT Holcim Indonesia Tbk (Indonesia)	18,372,661
1,427,500	Siam City Cement Public Co. Ltd. (Thailand)	18,437,020
14,931,895	Union Andina de Cementos S.A.A. (Peru)	19,211,567

		73,011,940

Shares		Value

	Consumer Finance 2.7%
8,931,790	Mahindra & Mahindra Financial Services Ltd. (India)	$36,665,922
1,177,231	Shriram Transport Finance Co., Ltd. (India)	10,680,731

		47,346,653

	Department Stores 1.4%
3,710,891	Golden Eagle Retail Group Ltd. (China)	5,789,781
1,979,277	Poya Co. Ltd. (Taiwan)	9,706,604
18,435,727	PT Mitra Adiperkasa Tbk (Indonesia)	9,870,597

		25,366,982

	Distributors 0.7%
15,740,273	Dah Chong Hong Holdings Ltd. (China)	12,806,788

	Diversified Banks 4.6%
13,618,600	EastWest Banking Corp.* (Philippines)	8,398,241
2,500,197	IndusInd Bank Ltd. (India)	14,784,329
7,963,151	Security Bank Corp. (Philippines)	23,977,241
12,141,942	Tisco Financial Group Public Co. Ltd. (Thailand)	14,653,399
21,887,294	Turkiye Sinai Kalkinma Bankasi A.S. (Turkey)	19,389,417

		81,202,627

	Diversified Chemicals 1.3%
5,755,066	Pidilite Industries Ltd. (India)	23,395,325

	Drug Retail 1.5%
2,564,900	Brazil Pharma S.A.* (Brazil)	8,998,839
3,202,895	Clicks Group Ltd. (South Africa)	17,418,277

		26,417,116

	Electronic Components 0.5%
517,000	Partron Co. Ltd. (Korea)	8,490,986

	Environmental & Facilities Services 1.2%
3,559,100	Cleanaway Co. Ltd. (Taiwan)	20,704,339

	Fertilizers & Agricultural Chemicals 0.5%
386,663	Bayer CropScience Ltd. (India)	9,560,189

	Food Distributors 0.9%
1,179,713	Bizim Toptan Satis Magazalari A.S. (Turkey)	15,238,300

	Food Retail 1.7%
1,972,116	Eurocash S.A. (Poland)	30,410,736

	Footwear 0.5%
686,272	Bata India Ltd. (India)	9,471,113

	General Merchandise Stores 1.0%
3,663,026	Taiwan FamilyMart Co. Ltd. (Taiwan)	18,211,683

	Health Care Equipment 0.2%
98,127	i-SENS, Inc.* (Korea)	3,396,677

	Health Care Facilities 4.0%
7,695,839	Bumrungrad Hospital Public Co. Ltd. (Thailand)	20,174,514
11,124,178	KPJ Healthcare Berhad (Malaysia)	20,989,015
4,297,390	Life Healthcare Group Holdings Ltd. (South Africa)	15,255,894
1,201,948	MD Medical Group Investments plc GDR (Russia)	15,144,545

		71,563,968

	Health Care Supplies 2.6%
1,662,704	St. Shine Optical Co. Ltd. (Taiwan)	45,775,393

SEPTEMBER 30, 2013

Shares		Value

	Home Improvement Retail 2.4%
77,798,733	Home Product Center Public Co. Ltd. (Thailand)	$30,343,496
217,140,110	PT Ace Hardware Indonesia Tbk (Indonesia)	13,125,913

		43,469,409

	Hotels, Resorts & Cruise Lines 3.2%
287,652	Hotel Shilla Co. Ltd. (Korea)	17,264,340
52,250,831	Minor International Public Co. Ltd. (Thailand)	40,424,236

		57,688,576

	Human Resource & Employment Services 0.5%
128,551	51job, Inc., ADR* (China)	9,232,533

	Hypermarkets & Super Centers 3.3%
956,038	Inretail Peru Corp.* (Peru)	16,013,637
1,580,987	O’Key Group S.A. GDR (Russia)	18,813,745
25,545,501	Puregold Price Club, Inc. (Philippines)	24,465,948

		59,293,330

	Industrial Machinery 1.0%
2,447,657	Airtac International Group (Taiwan)	17,218,949

	IT Consulting & Other Services 1.6%
10,774,602	Sonda S.A. (Chile)	28,726,581

	Leisure Products 2.0%
5,472,091	Merida Industry Co. Ltd. (Taiwan)	35,534,260

	Life & Health Insurance 1.3%
11,903,244	Bangkok Life Assurance Public Co. Ltd. NVDR (Thailand)	23,403,117

	Life Sciences Tools & Services 0.7%
835,804	Divi’s Laboratories Ltd. (India)	12,883,170

	Managed Health Care 1.3%
2,598,831	Qualicorp S.A.* (Brazil)	23,671,432

	Marine Ports & Services 2.4%
1,004,045	Global Ports Investments plc GDR (Russia)	13,454,203
13,036,004	International Container Terminal Services, Inc. (Philippines)	29,042,085

		42,496,288

	Metal & Glass Containers 0.8%
6,344,900	Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	13,776,933

	Oil & Gas Exploration & Production 2.7%
4,098,494	Afren plc* (Nigeria)	9,179,968
627,958	Coastal Energy Co.* (Thailand)	11,568,771
2,501,080	Gran Tierra Energy, Inc.* (Colombia)	17,732,657
1,741,200	Parex Resources, Inc.* (Colombia)	9,858,402

		48,339,798

	Other Diversified Financial Services 0.9%
565,096	Intergroup Financial Services Corp. (Peru)	16,670,332

	Packaged Foods & Meats 7.1%
3,233,362	AVI Ltd. (South Africa)	19,221,923
5,586,483	Biostime International Holdings Ltd. (China)	42,247,897
233,423	GlaxoSmithKline Consumer Healthcare Ltd. (India)	16,092,224
9,072,093	Standard Foods Corp. (Taiwan)	27,185,289
3,232,830	Ulker Biskuvi Sanayi A.S. (Turkey)	22,079,112

		126,826,445

Shares		Value

	Pharmaceuticals 1.4%
76,307,569	CFR Pharmaceuticals S.A. (Chile)	$20,405,114
397,362	IPCA Laboratories Ltd. (India)	4,531,850

		24,936,964

	Real Estate Operating Companies 2.5%
1,816,900	Iguatemi Empresa de Shopping Centers S.A. (Brazil)	19,867,236
12,915,807	Parque Arauco S.A. (Chile)	24,764,784

		44,632,020

	Regional Banks 1.5%
4,854,281	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	27,446,612

	Restaurants 1.4%
854,970	Jubilant Foodworks Ltd.* (India)	15,799,294
579,133	Wowprime Corp. (Taiwan)	9,049,259

		24,848,553

	Retail REITs 1.0%
38,523,928	CapitaMalls Malaysia Trust (Malaysia)	18,555,781

	Soft Drinks 0.9%
6,791,929	Organizacion Cultiba S.A.B. de C.V. (Mexico)	15,930,062

	Specialized Finance 2.0%
5,133,080	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	12,191,284
9,981,620	Chailease Holding Co. Ltd. (Taiwan)	23,428,973

		35,620,257

	Specialty Stores 2.6%
40,592,123	Sa Sa International Holdings Ltd. (China)	45,798,201

	Trucking 0.8%
1,346,100	Tegma Gestao Logistica (Brazil)	13,302,365

	Wireless Telecommunication Services 1.3%
45,955,013	PT Tower Bersama Infrastructure Tbk (Indonesia)	23,215,615

	Total Common Stocks (cost $1,579,356,562)	1,703,201,880

	PREFERRED STOCKS 0.9%

	Construction & Farm Machinery & Heavy Trucks 0.9%
5,344,630	Marcopolo S.A. Pfd. (Brazil)	15,866,569

	Total Preferred Stocks (cost $8,898,972)	15,866,569

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.7%

	Repurchase Agreement 4.7%
$83,952,965	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $87,830,000 of United States Treasury Notes 2.000% due 2/15/22; value: $85,634,250; repurchase proceeds: $83,952,965 (cost $83,952,965)	$83,952,965

	Total Short-Term Investments (cost $83,952,965)	83,952,965

	Total Investments (cost $1,672,208,499) 101.0%	1,803,021,414

	Liabilities less Other Assets (1.0%)	(17,340,289)

	NET ASSETS 100.0%	$1,785,681,125

*Non-income producing.

‡‡Affiliated company (see Note 10).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

NVDR Non-Voting Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2013, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	6.9
Chile	4.3
China	7.7
Colombia	1.6
India	11.1
Indonesia	4.3
Korea	5.3
Malaysia	4.8
Mexico	5.9
Nigeria	0.5
Peru	3.0
Philippines	5.0
Poland	3.3
Russia	3.9
South Africa	4.1
Taiwan	12.8
Thailand	9.2
Turkey	6.3

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 90.2%

	Advertising 0.0%
110,600	Scan Group Ltd. (Kenya)	$78,312

	Air Freight & Logistics 1.4%
3,689,401	Agility Public Warehousing Co. KSC (Kuwait)	9,259,366
1,696,896	Aramex PJSC (United Arab Emirates)	1,247,395

		10,506,761

	Apparel Retail 0.6%
312,490	Mr Price Group Ltd. (South Africa)	4,316,040

	Automotive Retail 0.9%
204,662	Kolao Holdings (Korea)	6,198,849

	Brewers 15.5%
70,889	Brasseries Maroc (Morocco)	19,741,056
1,321,873	Carlsberg Brewery Malaysia Berhad (Malaysia)	5,190,972
4,899,854	Delta Corp. Ltd. (Zimbabwe)	6,076,309
7,243,732	East African Breweries Ltd. (Kenya)	27,579,154
1,076,400	Florida Ice & Farm Co. S.A. (Costa Rica)	3,280,656
262,581	Guinness Anchor Berhad (Malaysia)	1,383,998
527,775	Guinness Ghana Breweries Ltd. (Ghana)	1,331,543
7,415,481	Guinness Nigeria plc (Nigeria)	12,242,085
2,150,943	Lion Brewery Ceylon plc (Sri Lanka)	5,915,093
5,600	Namibia Breweries Ltd. (Namibia)***	8,372
21,578,106	Nigerian Breweries plc (Nigeria)	22,038,920
169,670	SABMiller plc (United Kingdom)	8,652,285
6,852	Union de Cervecerias Peruanas Backus y Johnston S.A.A. (Peru)	38,120

		113,478,563

	Building Products 0.9%
5,090,455	Al Anwar Ceramic Tile Co. (Oman)	6,743,200

	Casinos & Gaming 1.3%
11,162,998	NagaCorp Ltd. (Cambodia)	9,428,025

	Commodity Chemicals 0.2%
123,150	Berger Paints Bangladesh Ltd. (Bangladesh)	1,268,525
27,000	Paints & Chemical Industries Co. S.A.E. (Egypt)	157,105

		1,425,630

	Construction & Engineering 0.6%
1,103,850	Grana y Montero S.A. (Peru)	4,383,663

	Construction Materials 3.7%
1,896,460	Bamburi Cement Co. Ltd. (Kenya)	4,710,881
1,598,700	Kohat Cement Co. Ltd. (Pakistan)	1,404,621
10,409,967	Lafarge Cement WAPCO Nigeria plc (Nigeria)	6,379,367
8,720,950	Lafarge Republic, Inc. (Philippines)	1,886,802
5,915,100	Lucky Cement Ltd. (Pakistan)	12,872,397

		27,254,068

	Consumer Finance 0.4%
10,963,288	Letshego Holdings Ltd. (Botswana)	2,712,361

	Department Stores 0.4%
2,951,376	Parkson Retail Asia Ltd. (Malaysia)	2,694,407

	Distillers & Vintners 1.3%
286,884	Distell Group Ltd. (South Africa)	3,670,862
4,230,100	Distilleries Co. of Sri Lanka plc (Sri Lanka)	5,928,549

		9,599,411

Shares		Value

	Diversified Banks 13.2%
1,323,739	Abu Dhabi Commercial Bank PJSC (United Arab Emirates)	$1,820,031
141,150	Attijariwafa Bank (Morocco)	5,399,953
10,426,300	Barclays Bank of Kenya Ltd. (Kenya)	2,069,527
805,346	BBVA Banco Continental S.A. (Peru)	1,727,912
3,850,000	CAL Bank Ltd. (Ghana)	1,925,000
15,136,477	Commercial Bank of Ceylon plc (Sri Lanka)	13,531,093
14,589,600	Equity Bank Ltd. (Kenya)	5,757,938
1,586,435	First Gulf Bank PJSC (United Arab Emirates)	7,148,341
497,000	Ghana Commercial Bank Ltd. (Ghana)	1,208,303
935,625	Guaranty Trust Bank plc GDR (Nigeria)	7,204,313
17,994,995	Kenya Commercial Bank Ltd. (Kenya)	9,712,911
2,878,825	MCB Bank Ltd. (Pakistan)	7,154,227
4,176,007	National Bank of Ras Al-Khaimah (United Arab Emirates)	7,901,890
158,694	Qatar National Bank SAQ (Qatar)	7,269,426
126,092,227	Stanbic Bank Uganda Ltd. (Uganda)	1,231,369
127,022,150	Zenith Bank plc (Nigeria)	15,709,703

		96,771,937

	Diversified Chemicals 0.6%
233,748	Omnia Holdings Ltd. (South Africa)	4,689,820

	Food Retail 2.6%
1,500,000	Cargills Ceylon plc (Sri Lanka)	1,750,568
6,803,700	OK Zimbabwe (Zimbabwe)	1,836,999
1,354,745	Philippine Seven Corp. (Philippines)	3,391,530
720,134	Shoprite Holdings Ltd. (South Africa)	11,831,156

		18,810,253

	Footwear 0.6%
49,400	Bata Shoe Co. Bangladesh Ltd. (Bangladesh)	458,285
709,840	Forus S.A. (Chile)	3,943,946

		4,402,231

	Health Care Facilities 0.5%
273,000	Al Noor Hospitals Group plc* (United Arab Emirates)	3,612,263

	Household Appliances 0.0%
62,812	Singer Bangladesh Ltd. (Bangladesh)	161,428

	Household Products 2.6%
886,770	Unilever Ghana Ltd. (Ghana)	6,825,688
34,092,516	Unilever Nigeria plc (Nigeria)	12,242,073

		19,067,761

	Hypermarkets & Super Centers 1.5%
116,994	PriceSmart, Inc. (Costa Rica)	11,142,509

	Industrial Conglomerates 0.4%
3,684,458	Innscor Africa Ltd. (Zimbabwe)	3,021,256

	Industrial Gases 0.1%
71,000	Linde Bangladesh Ltd. (Bangladesh)	613,417

	Marine Ports & Services 1.8%
603,238	DP World Ltd. (United Arab Emirates)	9,742,294
1,619,398	International Container Terminal Services, Inc. (Philippines)	3,607,754

		13,350,048

	Oil & Gas Exploration & Production 0.8%
1,414,610	Pakistan Oilfields Ltd. (Pakistan)	5,746,644

	Oil & Gas Refining & Marketing 1.2%
4,348,287	Chevron Lubricants Lanka plc (Sri Lanka)	8,894,223

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Schedule of Investments (continued)

Shares		Value

	Packaged Foods & Meats 22.1%
10,448,645	Agthia Group PJSC (United Arab Emirates)	$11,521,260
1,633,633	Alicorp S.A. (Peru)	5,225,277
40,423,703	Cadbury Nigeria plc (Nigeria)	11,510,309
15,581	Centrale Laitiere (Morocco)	2,625,948
6,651,700	Dairibord Holdings Ltd. (Zimbabwe)	1,330,340
104,300	Dutch Lady Milk Industries Berhad (Malaysia)	1,503,942
4,289,355	Engro Foods Ltd.* (Pakistan)	4,120,780
1,295,986	FAN Milk Ltd. (Ghana)	3,786,895
2,001,500	Grupo Herdez S.A.B. de C.V. (Mexico)	6,722,561
373,750	Grupo Nutresa S.A. (Colombia)	5,336,611
6,571,846	Juhayna Food Industries (Egypt)	9,707,742
794,385	Kinh Do Corp. (Vietnam)	2,125,885
5,649	Ledo dd (Croatia)	7,925,002
517,172	National Foods Holdings* (Zimbabwe)	1,267,071
241,879	Nestlé Lanka plc (Sri Lanka)	3,655,671
74,400	Nestlé Malaysia Berhad (Malaysia)	1,552,140
4,371,608	Nestlé Nigeria plc (Nigeria)	25,572,080
21,076	Nestlé Pakistan Ltd. (Pakistan)	1,234,494
2,306,000	Olympic Industries Ltd. (Bangladesh)	6,116,475
4,242,500	PT Indofood CBP Sukses Makmur Tbk (Indonesia)	3,755,235
928,714	Ulker Biskuvi Sanayi A.S. (Turkey)	6,342,796
2,323,808	Universal Robina Corp. (Philippines)	6,564,731
4,476,100	Viet Nam Dairy Products JSC (Vietnam)	31,377,753
29,000	Vinacafe Bien Hoa JSC (Vietnam)	232,137

		161,113,135

	Personal Products 0.3%
25,907	Colgate-Palmolive Pakistan Ltd. (Pakistan)	348,772
160,650	Marico Bangladesh Ltd. (Bangladesh)	1,658,936

		2,007,708

	Pharmaceuticals 3.2%
2,024,735	Abbott Laboratories Pakistan Ltd. (Pakistan)	8,206,059
548,470	DHG Pharmaceutical JSC (Vietnam)	2,857,629
333,900	Egyptian International Pharmaceutical Industrial Co. (Egypt)	1,938,510
9,139,212	GlaxoSmithKline Consumer Nigeria plc (Nigeria)	3,722,440
1,685,500	GlaxoSmithKline Pakistan Ltd. (Pakistan)	1,703,812
1,851,580	Square Pharmaceuticals Ltd. (Bangladesh)	4,153,032
300,000	Traphaco JSC (Vietnam)	1,058,615

		23,640,097

	Publishing 0.4%
743,422	Nation Media Group Ltd. (Kenya)	2,718,258

	Restaurants 2.1%
1,915,530	Kuwait Foods Americana (Kuwait)	15,573,415

	Soft Drinks 1.4%
241,909	Coca-Cola Icecek A.S. (Turkey)	6,165,651
36,456,973	Pepsi-Cola Products Philippines, Inc. (Philippines)	3,851,678

		10,017,329

	Specialty Chemicals 0.1%
4,319,941	Chemical and Allied Products plc (Nigeria)	987,797

	Tobacco 3.6%
398,500	British American Tobacco Bangladesh Co. Ltd. (Bangladesh)	8,106,998
1,103,641	British American Tobacco Kenya Ltd. (Kenya)	7,366,147
1,217,442	Ceylon Tobacco Co. plc (Sri Lanka)	9,684,198
263,645	Pakistan Tobacco Co. Ltd. (Pakistan)	772,130

		25,929,473

Shares		Value

	Wireless Telecommunication Services 3.9%
7,131,421	Econet Wireless Zimbabwe Ltd.* (Zimbabwe)	$4,492,795
234,545,300	Safaricom Ltd. (Kenya)	23,685,945

		28,178,740

	Total Common Stocks (cost $615,917,918)	659,269,032

Principal Amount		Value

	PARTICIPATION NOTES 7.0%

	Building Products 0.6%
$145,295	Saudi Ceramic, HSBC Bank, 0.00%, 4/13/15, Series 0001 (Saudi Arabia)	$4,581,330

	Diversified Banks 0.5%
167,766	Al Rajhi Bank, HSBC Bank, 0.00%, 8/22/16, Series 0000 (Saudi Arabia)	3,455,749

	Health Care Facilities 1.0%
328,840	Al Mouwasat Medical Services, HSBC Bank, 0.00%, 4/13/15, Series 0002 (Saudi Arabia)	7,190,155

	Hypermarkets & Super Centers 1.2%
251,811	Abdullah Al Othaim Markets, HSBC Bank, 0.00%, 8/13/14, Series 000E (Saudi Arabia)	8,796,011

	Office Services & Supplies 1.0%
122,635	Jarir Marketing Co., HSBC Bank, 0.00%, 5/4/15, Series 000R (Saudi Arabia)	7,553,813

	Packaged Foods & Meats 1.3%
271,565	Halwani Bros Co., HSBC Bank, 0.00%, 5/4/15, Series 000H (Saudi Arabia)	4,634,400
182,205	Saudi Dairy & Foodstuff Co., HSBC Bank, 0.00%, 6/26/15, Series 0000 (Saudi Arabia)	4,506,237

		9,140,637

	Restaurants 0.9%
210,923	Herfy Food Services Co., HSBC Bank, 0.00%, 10/8/15, Series 0000 (Saudi Arabia)	6,749,086

	Trucking 0.5%
182,826	United International Transportation, HSBC Bank, 0.00%, 2/23/15, Series 0008 (Saudi Arabia)	3,522,213

	Total Participation Notes (cost $48,897,971)	50,988,994

SEPTEMBER 30, 2013

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$ 11,215,471	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $10,585,000 of United States Treasury Notes 3.125% due 5/15/21; value: $11,445,031; repurchase proceeds: $11,215,471 (cost $11,215,471)	$11,215,471

	Total Short-Term Investments (cost $11,215,471)	11,215,471

	Total Investments (cost $676,031,360) 98.7%	721,473,497

	Other Assets less Liabilities 1.3%	9,220,811

	NET ASSETS 100.0%	$730,694,308

	*Non-income producing. ***Security was fair valued under procedures adopted by the Board of Trustees (see Notes 15 and 16). See Notes to Financial Statements.

At September 30, 2013, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Bangladesh	3.2
Botswana	0.4
Cambodia	1.3
Chile	0.6
Colombia	0.8
Costa Rica	2.0
Croatia	1.1
Egypt	1.7
Ghana	2.1
Indonesia	0.5
Kenya	11.8
Korea	0.9
Kuwait	3.5
Malaysia	1.7
Mexico	0.9
Morocco	3.9
Namibia	<0.1
Nigeria	16.6
Oman	0.9
Pakistan	6.1
Peru	1.6
Philippines	2.7
Qatar	1.0
Saudi Arabia	7.2
South Africa	3.5
Sri Lanka	6.9
Turkey	1.8
Uganda	0.2
United Arab Emirates	6.1
United Kingdom	1.2
Vietnam	5.3
Zimbabwe	2.5

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.8%

	Advertising 1.5%
95,174	REA Group Ltd. (Australia)	$3,357,090

	Airlines 0.3%
7,211	Allegiant Travel Co.	759,751

	Apparel Retail 0.5%
87,240	Mr Price Group Ltd. (South Africa)	1,204,939

	Apparel, Accessories & Luxury Goods 1.8%
113,200	Salvatore Ferragamo Italia S.p.A. (Italy)	3,904,848

	Application Software 2.5%
570,175	Diligent Board Member Services, Inc.* (New Zealand)	2,703,022
18,967	Ultimate Software Group, Inc.*	2,795,736

		5,498,758

	Asset Management & Custody Banks 1.5%
9,065	Affiliated Managers Group, Inc.*	1,655,631
49,871	SEI Investments Co.	1,541,513

		3,197,144

	Biotechnology 2.6%
481,201	Abcam plc (United Kingdom)	3,943,408
40,000	Seattle Genetics, Inc.*	1,753,200

		5,696,608

	Casinos & Gaming 1.0%
2,596,800	NagaCorp Ltd. (Cambodia)	2,193,201

	Commercial Printing 0.5%
118,516	InnerWorkings, Inc.*	1,163,827

	Commodity Chemicals 0.5%
204,263	Castrol India Ltd. (India)	1,007,367

	Computer Storage & Peripherals 0.5%
86,569	Fusion-io, Inc.*	1,159,159

	Construction & Engineering 1.4%
331,000	Promotora y Operadora de Infraestructura S.A.B. de C.V.* (Mexico)	3,180,233

	Construction Materials 1.8%
382,300	Cemex Latam Holdings S.A.* (Colombia)	3,008,097
641,000	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	996,373

		4,004,470

	Consumer Finance 3.4%
96,131	DFC Global Corp.*	1,056,480
671,044	Mahindra & Mahindra Financial Services Ltd. (India)	2,754,705
61,464	Portfolio Recovery Associates, Inc.*	3,684,152

		7,495,337

	Data Processing & Outsourced Services 4.4%
81,700	GMO Payment Gateway, Inc. (Japan)	2,221,568
32,430	Syntel, Inc.	2,597,643
145,491	Wirecard AG (Germany)	4,976,415

		9,795,626

	Diversified Banks 1.3%
310,800	IndusInd Bank Ltd. (India)	1,837,843
240,064	Yes Bank Ltd. (India)	1,100,525

		2,938,368

	Diversified Support Services 1.2%
85,562	Copart, Inc.*	2,720,016

Shares		Value

	Drug Retail 1.7%
29,100	Cosmos Pharmaceutical Corp. (Japan)	$3,823,142

	Electrical Components & Equipment 0.9%
47,338	Polypore International, Inc.*	1,939,438

	Electronic Equipment & Instruments 1.0%
106,367	Oxford Instruments plc (United Kingdom)	2,170,562

	Electronic Manufacturing Services 0.8%
31,320	IPG Photonics Corp.	1,763,629

	Environmental & Facilities Services 0.8%
64,819	Tetra Tech, Inc.*	1,678,164

	Health Care Equipment 1.2%
169,546	Elekta AB, Class B (Sweden)	2,725,176

	Health Care Facilities 1.8%
45,485	Ensign Group, Inc. (The)	1,869,888
587,735	Life Healthcare Group Holdings Ltd. (South Africa)	2,086,481

		3,956,369

	Health Care Services 2.2%
23,160	Catamaran Corp.* (Canada)	1,064,202
47,504	CorVel Corp.*	1,756,223
40,450	IPC The Hospitalist Co., Inc.*	2,063,354

		4,883,779

	Health Care Technology 0.7%
15,196	athenahealth, Inc.*	1,649,678

	Household Products 1.5%
69,400	Pigeon Corp. (Japan)	3,404,142

	Hypermarkets & Super Centers 1.3%
29,100	PriceSmart, Inc. (Costa Rica)	2,771,484

	Industrial Machinery 3.3%
31,170	Graco, Inc.	2,308,450
25,396	IDEX Corp.	1,657,089
73,529	Rotork plc (United Kingdom)	3,247,420

		7,212,959

	Internet Retail 5.9%
65,316	Ctrip.com International Ltd., ADR* (China)	3,816,414
145,203	MakeMyTrip Ltd.* (India)	2,154,813
158,747	Start Today Co. Ltd. (Japan)	4,466,854
74,376	Yoox S.p.A.* (Italy)	2,549,511

		12,987,592

	Internet Software & Services 4.9%
206,000	carsales.com Ltd. (Australia)	2,201,611
88,496	Envestnet, Inc.*	2,743,376
60,983	SouFun Holdings Ltd., ADR (China)	3,149,162
24,395	SPS Commerce, Inc.*	1,632,513
20,415	Vistaprint N.V.*	1,153,856

		10,880,518

	IT Consulting & Other Services 1.0%
130,425	HCL Technologies Ltd. (India)	2,254,026

	Leisure Facilities 0.9%
40,380	Life Time Fitness, Inc.*	2,078,359

	Life & Health Insurance 0.9%
236,465	Discovery Ltd. (South Africa)	1,904,404

SEPTEMBER 30, 2013

Shares		Value

	Life Sciences Tools & Services 2.3%
41,835	Covance, Inc.*	$3,617,054
63,979	Fluidigm Corp.*	1,403,699

		5,020,753

	Marine Ports & Services 1.8%
1,749,866	International Container Terminal Services, Inc. (Philippines)	3,898,415

	Oil & Gas Drilling 1.5%
83,164	Eurasia Drilling Co. Ltd. GDR (Russia)	3,318,244

	Oil & Gas Equipment & Services 2.1%
6,900	Core Laboratories N.V.	1,167,549
38,818	ShawCor Ltd. (Canada)	1,637,617
60,900	TGS-NOPEC Geophysical Co. ASA (Norway)	1,790,715

		4,595,881

	Oil & Gas Exploration & Production 2.8%
676,266	Afren plc* (Nigeria)	1,514,727
76,072	Coastal Energy Co.* (Thailand)	1,401,462
202,252	Gran Tierra Energy, Inc.* (Colombia)	1,433,967
144,133	Zhaikmunai L.P. GDR (Kazakhstan)	1,873,729

		6,223,885

	Packaged Foods & Meats 4.7%
512,330	Biostime International Holdings Ltd. (China)	3,874,507
146,584	Calbee, Inc. (Japan)	4,245,439
33,629	GlaxoSmithKline Consumer Healthcare Ltd. (India)	2,318,389

		10,438,335

	Personal Products 1.1%
34,818	Herbalife Ltd.	2,429,252

	Pharmaceuticals 5.3%
350,995	IPCA Laboratories Ltd. (India)	4,003,042
419,930	Lupin Ltd. (India)	5,736,349
34,914	Questcor Pharmaceuticals, Inc.	2,025,012

		11,764,403

	Publishing 1.3%
72,260	Rightmove plc (United Kingdom)	2,772,412

	Regional Banks 1.0%
23,037	Signature Bank*	2,108,346

	Research & Consulting Services 1.2%
22,546	IHS, Inc., Class A*	2,574,302

	Restaurants 1.5%
348,114	Domino’s Pizza Group plc (United Kingdom)	3,292,525

	Semiconductors 2.4%
25,241	Hittite Microwave Corp.*	1,649,499
43,000	Microchip Technology, Inc.	1,732,470
34,818	Power Integrations, Inc.	1,885,395

		5,267,364

	Soft Drinks 1.6%
134,047	Coca-Cola Icecek A.S. (Turkey)	3,416,520

	Specialty Stores 2.7%
34,618	Hibbett Sports, Inc.*	1,943,800
3,466,300	Sa Sa International Holdings Ltd. (China)	3,910,865

		5,854,665

	Trading Companies & Distributors 3.0%
130,835	MonotaRO Co. Ltd. (Japan)	3,822,595
33,870	MSC Industrial Direct Co., Inc., Class A	2,755,324

		6,577,919

Shares		Value

	Trucking 3.1%
26,700	J.B. Hunt Transport Services, Inc.	$1,947,231
150,940	Knight Transportation, Inc.	2,493,529
51,352	Old Dominion Freight Line, Inc.*	2,361,678

		6,802,438

	Wireless Telecommunication Services 0.9%
3,884,500	PT Tower Bersama Infrastructure Tbk (Indonesia)	1,962,377

	Total Common Stocks (cost $154,511,359)	215,678,199

	WARRANTS 0.0%

	Health Care Equipment 0.0%
40,000	Cardica, Inc., expiring 9/29/14* *** †	2,000

	Total Warrants (cost $5,000)	2,000

	Total Investments (cost $154,516,359) 97.8%	215,680,199

	Other Assets less Liabilities 2.2%	4,780,038

	NET ASSETS 100.0%	$220,460,237

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Notes 15 and 16).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2013, Wasatch Global Opportunities Fund’s investments were in the following countries (unaudited):

Country	%
Australia	2.6
Cambodia	1.0
Canada	1.3
China	6.8
Colombia	2.1
Costa Rica	1.3
Germany	2.3
India	10.7
Indonesia	1.4
Italy	3.0
Japan	10.2
Kazakhstan	0.9
Mexico	1.5
New Zealand	1.3
Nigeria	0.7
Norway	0.8
Philippines	1.8
Russia	1.5
South Africa	2.4
Sweden	1.3
Thailand	0.6
Turkey	1.6
United Kingdom	7.1
United States	35.8

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 95.7%

	Aerospace & Defense 1.5%
13,403	TransDigm Group, Inc.	$1,858,996

	Air Freight & Logistics 3.5%
25,563	CH Robinson Worldwide, Inc.	1,522,532
61,612	Expeditors International of Washington, Inc.	2,714,625

		4,237,157

	Airlines 2.3%
80,449	Spirit Airlines, Inc.*	2,756,987

	Apparel Retail 4.0%
50,196	Ross Stores, Inc.	3,654,269
31,343	Urban Outfitters, Inc.*	1,152,482

		4,806,751

	Application Software 2.0%
27,852	ANSYS, Inc.*	2,409,755

	Asset Management & Custody Banks 5.5%
23,786	Artisan Partners Asset Management, Inc.	1,245,435
133,852	SEI Investments Co.	4,137,365
16,961	T. Rowe Price Group, Inc.	1,220,005

		6,602,805

	Automotive Retail 1.1%
10,016	O’Reilly Automotive, Inc.*	1,277,941

	Biotechnology 0.7%
18,621	Seattle Genetics, Inc.*	816,158

	Communications Equipment 1.1%
15,465	F5 Networks, Inc.*	1,326,278

	Data Processing & Outsourced Services 2.9%
16,457	Alliance Data Systems Corp.*	3,480,162

	Distributors 3.9%
147,744	LKQ Corp.*	4,707,124

	Diversified Chemicals 1.9%
32,902	FMC Corp.	2,359,731

	Diversified Support Services 3.9%
149,785	Copart, Inc.*	4,761,665

	Electronic Components 3.8%
59,169	Amphenol Corp., Class A	4,578,497

	Electronic Manufacturing Services 1.4%
29,968	IPG Photonics Corp.	1,687,498

	Health Care Equipment 2.1%
47,421	St. Jude Medical, Inc.	2,543,663

	Health Care Services 2.9%
75,272	Catamaran Corp.* (Canada)	3,458,748

	Health Care Supplies 1.0%
25,217	Align Technology, Inc.*	1,213,442

	Industrial Machinery 2.4%
45,487	IDEX Corp.	2,968,027

	IT Consulting & Other Services 5.7%
83,782	Cognizant Technology Solutions Corp., Class A*	6,880,178

	Leisure Facilities 1.2%
28,017	Life Time Fitness, Inc.*	1,442,035

Shares		Value

	Life Sciences Tools & Services 3.7%
51,900	Covance, Inc.*	$4,487,274

	Oil & Gas Equipment & Services 4.7%
24,539	CARBO Ceramics, Inc.	2,432,061
19,015	Core Laboratories N.V.	3,217,528

		5,649,589

	Oil & Gas Exploration & Production 2.6%
151,310	Ultra Petroleum Corp.*	3,112,447

	Personal Products 1.2%
21,687	Herbalife Ltd.	1,513,102

	Pharmaceuticals 1.3%
26,698	Questcor Pharmaceuticals, Inc.	1,548,484

	Regional Banks 2.8%
37,605	Signature Bank*	3,441,610

	Research & Consulting Services 4.0%
42,552	IHS, Inc., Class A*	4,858,587

	Restaurants 2.8%
57,487	Tim Hortons, Inc. (Canada)	3,334,246

	Semiconductors 6.4%
36,326	Linear Technology Corp.	1,440,689
110,400	Microchip Technology, Inc.	4,448,016
43,539	Silicon Laboratories, Inc.*	1,859,551

		7,748,256

	Specialized Finance 3.8%
19,902	IntercontinentalExchange, Inc.*	3,610,621
491,951	Power Finance Corp. Ltd. (India)	1,020,756

		4,631,377

	Specialty Stores 1.2%
26,119	GNC Holdings, Inc., Class A	1,426,881

	Technology Distributors 1.0%
52,048	CDW Corp.*	1,188,256

	Trading Companies & Distributors 3.6%
53,106	MSC Industrial Direct Co., Inc., Class A	4,320,173

	Trucking 1.8%
30,703	J.B. Hunt Transport Services, Inc.	2,239,170

	Total Common Stocks (cost $75,085,988)	115,673,050

SEPTEMBER 30, 2013

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.2%

	Repurchase Agreement 4.2%
$5,023,647	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $5,165,000 of United States Treasury Notes 1.375% due 2/28/19; value: $5,126,263; repurchase proceeds: $5,023,647 (cost $5,023,647)	$5,023,647

	Total Short-Term Investments (cost $5,023,647)	5,023,647

	Total Investments (cost $80,109,635) 99.9%	120,696,697

	Other Assets less Liabilities 0.1%	173,974

	NET ASSETS 100.0%	$120,870,671

	*Non-income producing. See Notes to Financial Statements.

At September 30, 2013, Wasatch Heritage Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	5.9
India	0.9
United States	93.2

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.6%

	Advertising 2.1%
778,425	REA Group Ltd.‡ (Australia)	$27,457,531

	Apparel Retail 1.0%
310,233	United Arrows Ltd. (Japan)	13,038,847

	Apparel, Accessories & Luxury Goods 1.9%
731,166	Salvatore Ferragamo Italia S.p.A.‡ (Italy)	25,221,659

	Application Software 4.4%
404,305	Aveva Group plc (United Kingdom)	17,011,513
685,931	Computer Modelling Group Ltd. (Canada)	16,054,129
4,104,359	Diligent Board Member Services, Inc.* (New Zealand)	19,457,488
1,236,211	Fusionex International plc (United Kingdom)	6,506,848

		59,029,978

	Asset Management & Custody Banks 0.9%
9,209,014	ARA Asset Management Ltd. (Singapore)	12,005,053

	Biotechnology 2.6%
4,161,988	Abcam plc (United Kingdom)	34,107,197

	Casinos & Gaming 3.1%
9,249,211	Melco International Development Ltd. (China)	24,806,564
19,257,249	NagaCorp Ltd. (Cambodia)	16,264,254

		41,070,818

	Commodity Chemicals 0.4%
225,424	Tikkurila Oyj (Finland)	6,007,363

	Construction Materials 1.9%
2,098,040	Cemex Latam Holdings S.A.* (Colombia)	16,508,258
5,660,216	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	8,798,263

		25,306,521

	Consumer Finance 1.0%
3,210,447	Mahindra & Mahindra Financial Services Ltd. (India)	13,179,217

	Data Processing & Outsourced Services 3.7%
429,164	GMO Payment Gateway, Inc. (Japan)	11,669,732
1,097,329	Wirecard AG (Germany)	37,533,347

		49,203,079

	Diversified Support Services 0.8%
657,336	NAC Co. Ltd. (Japan)	10,729,832

	Drug Retail 2.4%
242,916	Cosmos Pharmaceutical Corp. (Japan)	31,914,166

	Electronic Equipment & Instruments 4.3%
1,366,580	Halma plc (United Kingdom)	12,538,040
691,853	LPKF Laser & Electronics AG (Germany)	12,821,885
970,636	Oxford Instruments plc (United Kingdom)	19,807,134
410,935	Renishaw plc (United Kingdom)	11,999,511

		57,166,570

	General Merchandise Stores 0.9%
383,872	Seria Co. Ltd. (Japan)	11,895,286

	Gold 0.7%
600,345	Alamos Gold, Inc. (Canada)	9,328,465

	Health Care Equipment 1.6%
1,350,892	Elekta AB, Class B (Sweden)	21,713,389

Shares		Value

	Health Care Supplies 0.6%
51,029	Sartorius Stedim Biotech (France)	$7,731,301

	Health Care Technology 2.6%
625,791	EMIS Group plc (United Kingdom)	6,830,994
10,129	M3, Inc. (Japan)	28,006,404

		34,837,398

	Household Products 2.7%
720,072	Pigeon Corp.‡ (Japan)	35,320,277

	Human Resource & Employment Services 0.4%
72,756	51job, Inc., ADR* (China)	5,225,336

	Hypermarkets & Super Centers 1.1%
155,113	PriceSmart, Inc.‡ (Costa Rica)	14,772,962

	Industrial Machinery 2.3%
686,824	Rotork plc‡ (United Kingdom)	30,333,693

	Internet Retail 5.9%
197,921	ASOS plc* (United Kingdom)	16,479,126
1,314,514	Start Today Co. Ltd. (Japan)	36,988,055
1,673,402	Webjet Ltd. (Australia)	5,982,282
544,769	Yoox S.p.A.* (Italy)	18,673,962

		78,123,425

	Internet Software & Services 6.1%
2,071,888	carsales.com Ltd. (Australia)	22,143,159
556,460	Infomart Corp. (Japan)	12,022,232
1,563,887	Kakaku.com, Inc. (Japan)	36,429,424
194,963	SouFun Holdings Ltd., ADR (China)	10,067,889

		80,662,704

	Leisure Products 1.5%
2,969,506	Merida Industry Co. Ltd. (Taiwan)	19,283,159

	Life & Health Insurance 0.9%
1,479,333	Discovery Ltd. (South Africa)	11,914,012

	Marine Ports & Services 1.5%
9,195,268	International Container Terminal Services, Inc. (Philippines)	20,485,554

	Movies & Entertainment 1.3%
378,495	CTS Eventim AG (Germany)	16,691,495

	Multi-Sector Holdings 1.7%
19,982,426	First Pacific Co. Ltd.‡ (Hong Kong)	22,081,452

	Oil & Gas Drilling 1.6%
534,809	Eurasia Drilling Co. Ltd. GDR (Russia)	21,338,879

	Oil & Gas Equipment & Services 4.8%
107,718	Dril-Quip, Inc.*	12,360,641
129,014	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	15,260,349
343,120	ShawCor Ltd. (Canada)	14,475,219
721,558	TGS-NOPEC Geophysical Co. ASA (Norway)	21,216,829

		63,313,038

	Oil & Gas Exploration & Production 2.6%
3,437,635	Afren plc* (Nigeria)	7,699,750
469,948	Coastal Energy Co.* (Thailand)	8,657,778
1,293,027	Gran Tierra Energy, Inc.* ‡ (Colombia)	9,167,561
703,667	Zhaikmunai L.P. GDR (Kazakhstan)	9,147,671

		34,672,760

SEPTEMBER 30, 2013

Shares		Value

	Packaged Foods & Meats 5.6%
1,125,812	Calbee, Inc. (Japan)	$32,606,329
4,768,990	Super Group Ltd. (Singapore)	16,122,244
20,251,680	Vitasoy International Holdings Ltd.‡ (Hong Kong)	25,590,910

		74,319,483

	Pharmaceuticals 2.4%
1,458,178	Glenmark Pharmaceuticals Ltd. (India)	12,367,902
281,920	Sawai Pharmaceutical Co. Ltd. (Japan)	19,767,250

		32,135,152

	Property & Casualty Insurance 1.2%
6,393,300	Qualitas Controladora S.A.B. de C.V.** (Mexico)	15,456,116

	Publishing 2.1%
735,984	Rightmove plc (United Kingdom)	28,237,622

	Real Estate Operating Companies 0.9%
523,275	Multiplan Empreendimentos Imobiliarios S.A. (Brazil)	12,474,620

	Research & Consulting Services 2.9%
234,139	DKSH Holding AG‡ (Switzerland)	19,985,108
239,202	Nihon M&A Center, Inc. (Japan)	18,305,592

		38,290,700

	Restaurants 2.9%
1,196,932	Domino’s Pizza Enterprises Ltd. (Australia)	15,238,831
2,403,326	Domino’s Pizza Group plc (United Kingdom)	22,731,088

		37,969,919

	Soft Drinks 1.6%
815,742	Coca-Cola Icecek A.S. (Turkey)	20,791,207

	Specialty Chemicals 1.5%
209,006	Hexpol AB (Sweden)	14,750,307
207,500	Victrex plc (United Kingdom)	5,366,828

		20,117,135

	Specialty Stores 2.7%
3,803,646	L’Occitane International S.A. (Luxembourg)	9,907,180
23,309,207	Sa Sa International Holdings Ltd.‡ (China)	26,298,692

		36,205,872

	Thrifts & Mortgage Finance 0.6%
2,391,588	Gruh Finance Ltd. (India)	8,175,063

	Trading Companies & Distributors 1.9%
157,519	AddTech AB, Class B (Sweden)	6,905,077
622,297	MonotaRO Co. Ltd. (Japan)	18,181,597

		25,086,674

	Total Common Stocks (cost $1,025,774,701)	1,294,421,979

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.0%

	Repurchase Agreement 3.0%
$40,121,848	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $40,955,000 of United States Treasury Notes 1.375% due 9/30/18; value: $40,926,209; repurchase proceeds: $40,121,848‡ (cost $40,121,848)	$40,121,848

	Total Short-Term Investments (cost $40,121,848)	40,121,848

	Total Investments (cost $1,065,896,549) 100.6%	1,334,543,827

	Liabilities less Other Assets (0.6%)	(7,612,556)

	NET ASSETS 100.0%	$1,326,931,271

Contracts		Net Unrealized Depreciation

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS SHORT 0.7%
18,700,000,000 JPY	USD, State Street Bank and Trust Co., settlement date 11/21/13, (cost $181,562,212 value $190,355,029)	$(8,792,817)

	Total Forward Foreign Currency Exchange Contracts Short (cost $181,562,212 value $190,355,029)	(8,792,817)

*Non-income producing.

**Common units.

‡All or a portion of this security has been designated as collateral for forward foreign currency exchange contracts (see Note 4).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)	SEPTEMBER 30, 2013

At September 30, 2013, Wasatch International Growth Fund’s investments, excluding short-term investments and forward foreign currency exchange contracts, were in the following countries (unaudited):

Country	%
Australia	5.5
Austria	1.2
Brazil	1.0
Cambodia	1.2
Canada	3.1
China	5.1
Colombia	2.0
Costa Rica	1.1
Finland	0.5
France	0.6
Germany	5.2
Hong Kong	3.7
India	2.6
Indonesia	0.7
Italy	3.4
Japan	24.5
Kazakhstan	0.7
Luxembourg	0.8
Mexico	1.2
New Zealand	1.5
Nigeria	0.6
Norway	1.6
Philippines	1.6
Russia	1.6
Singapore	2.2
South Africa	0.9
Sweden	3.3
Switzerland	1.5
Taiwan	1.5
Thailand	0.7
Turkey	1.6
United Kingdom	16.4
United States	0.9

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments	SEPTEMBER 30, 2013

Shares		Value

	COMMON STOCKS 97.9%

	Apparel Retail 3.4%
804,622	Apranga PVA (Lithuania)	$2,786,438
2,247,700	Giordano International Ltd. (Hong Kong)	2,054,864
8,321,590	Padini Holdings Berhad (Malaysia)	4,493,327

		9,334,629

	Apparel, Accessories & Luxury Goods 1.3%
37,203	Delta-Galil Industries Ltd. (Israel)	737,832
91,793	Ted Baker plc (United Kingdom)	2,849,879

		3,587,711

	Application Software 3.2%
163,000	Computer Modelling Group Ltd. (Canada)	3,814,994
123,200	Linx S.A. (Brazil)	2,064,232
1,539,295	Technology One Ltd. (Australia)	2,945,395

		8,824,621

	Auto Parts & Equipment 0.5%
51,361	WABCO India Ltd. (India)	1,423,390

	Biotechnology 1.1%
384,178	Abcam plc (United Kingdom)	3,148,311

	Brewers 5.4%
362,475	Carlsberg Brewery Malaysia Berhad (Malaysia)	1,423,433
166,758	Olvi Oyj, Class A (Finland)	5,840,314
54,247	Royal UNIBREW A/S (Denmark)	6,444,272
884,891	Turk Tuborg Bira ve Malt Sanayii AS* (Turkey)	1,291,908

		14,999,927

	Building Products 1.4%
716,251	Dynasty Ceramic Public Co. Ltd. (Thailand)	1,276,566
668,327	Kajaria Ceramics Ltd. (India)	2,594,098

		3,870,664

	Commodity Chemicals 4.2%
1,224,627	Berger Paints India Ltd. (India)	4,244,774
134,965	Sniezka S.A. (Poland)	2,140,462
130,700	Tikkurila Oyj (Finland)	3,483,046
764,500	Yung Chi Paint & Varnish Manufacturing Co. Ltd. (Taiwan)	1,753,073

		11,621,355

	Communications Equipment 0.3%
37,569	Ituran Location and Control Ltd. (Israel)	700,322

	Construction & Engineering 0.4%
17,300	Badger Daylighting Ltd. (Canada)	1,095,930

	Construction & Farm Machinery & Heavy Trucks 0.8%
41,645	Eicher Motors Ltd. (India)	2,328,275

	Construction Materials 0.4%
4,766,503	Diamond Building Products Public Co. Ltd. (Thailand)	1,180,959

	Data Processing & Outsourced Services 2.2%
57,385	GMO Payment Gateway, Inc.†† (Japan)	1,560,400
4,649,000	My EG Services Berhad (Malaysia)	2,795,533
49,380	Wirecard AG (Germany)	1,689,007

		6,044,940

Shares		Value

	Department Stores 2.3%
1,921,057	Parkson Retail Asia Ltd. (Malaysia)	$1,753,796
964,853	Poya Co. Ltd. (Taiwan)	4,731,751

		6,485,547

	Distillers & Vintners 0.6%
1,100,000	Watt’s Alimentos S.A. (Chile)	1,775,383

	Diversified Banks 0.9%
4,170,000	EastWest Banking Corp.* (Philippines)	2,571,532

	Diversified Support Services 1.2%
109,039	NAC Co. Ltd. (Japan)	1,779,866
371,000	Vicom Ltd. (Singapore)	1,419,869

		3,199,735

	Drug Retail 1.4%
60,900	Kusuri No Aoki Co. Ltd.†† (Japan)	3,972,615

	Electrical Components & Equipment 1.1%
648,140	Amara Raja Batteries Ltd. (India)	3,002,326

	Food Distributors 0.8%
8,606,200	Premier Marketing Public Co. Ltd. (Thailand)	2,352,398

	Food Retail 7.1%
3,179,000	BreadTalk Group Ltd. (Singapore)	2,281,215
3,749,100	Convenience Retail Asia Ltd. (Hong Kong)	2,702,324
2,432,810	Philippine Seven Corp. (Philippines)	6,090,406
32,300,000	PT Sumber Alfaria Trijaya Tbk (Indonesia)	1,589,897
116,712	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	6,556,668
1,164,000	Sheng Siong Group Ltd. (Singapore)	603,253

		19,823,763

	Footwear 0.5%
97,195	Bata India Ltd. (India)	1,341,370

	General Merchandise Stores 1.5%
98,972	Seria Co. Ltd.†† (Japan)	3,066,908
104,000	Watts Co. Ltd.†† (Japan)	969,460

		4,036,368

	Health Care Facilities 1.4%
659,532	KPJ Healthcare Berhad (Malaysia)	1,244,400
259,712	NMC Health plc (United Arab Emirates)	1,374,997
562,788	Raffles Medical Group Ltd. (Singapore)	1,413,476

		4,032,873

	Health Care Supplies 1.4%
138,500	St. Shine Optical Co. Ltd. (Taiwan)	3,813,001

	Home Improvement Retail 0.7%
139,513	Cashbuild Ltd. (South Africa)	2,071,042

	Household Products 3.8%
7,450,700	DSG International Thailand Public Co. Ltd. (Thailand)	2,477,215
167,524	Pigeon Corp.†† (Japan)	8,217,225

		10,694,440

	Industrial Machinery 1.3%
854,171	Howden Africa Holdings Ltd. (South Africa)	3,478,620

	Internet Retail 3.2%
1,268	Ikyu Corp. (Japan)	2,104,623
70,716	Oisix, Inc.* †† (Japan)	2,540,350
529,300	Webjet Ltd. (Australia)	1,892,207
68,969	Yoox S.p.A.* (Italy)	2,364,166

		8,901,346

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

Shares		Value

	Internet Software & Services 2.9%
121,475	Infomart Corp.†† (Japan)	$2,624,448
169,633	iomart Group plc (United Kingdom)	797,402
114,455	Kakaku.com, Inc.†† (Japan)	2,666,132
189,400	Macromill, Inc.†† (Japan)	1,142,973
7,290	XING AG (Germany)	794,446

		8,025,401

	IT Consulting & Other Services 1.9%
731,925	EOH Holdings Ltd. (South Africa)	5,188,725

	Metal & Glass Containers 1.0%
119,158	Winpak Ltd. (Canada)	2,673,157

	Office Services & Supplies 1.0%
92,804	Adel Kalemcilik Ticaret ve Sanayi A.S. (Turkey)	2,686,843

	Oil & Gas Refining & Marketing 1.7%
12,619	Hankook Shell Oil Co. Ltd. (Korea)	4,855,381

	Packaged Foods & Meats 16.9%
71,120	Agro Tech Foods Ltd. (India)	616,854
700,472	Cloetta AB, Class B* (Sweden)	2,036,193
956,730	Clover Industries Ltd. (South Africa)	1,591,778
4,165,500	Del Monte Pacific Ltd. (Singapore)	2,623,780
81,100	Dutch Lady Milk Industries Berhad (Malaysia)	1,169,413
1,069,300	Grupo Herdez S.A.B. de C.V. (Mexico)	3,591,523
219,700	Hup Seng Industries Berhad (Malaysia)	347,125
1,616,290	Oldtown Berhad (Malaysia)	1,338,851
421,856	Petra Foods Ltd. (Indonesia)	1,163,787
471,561	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	4,189,112
55,700,962	RFM Corp. (Philippines)	6,204,632
957,277	Standard Foods Corp. (Taiwan)	2,868,561
1,700,800	Super Group Ltd. (Singapore)	5,749,794
1,910,000	TAT Konserve Sanayii A.S.* (Turkey)	2,429,328
121,000	Vigor Alimentos S.A. (Brazil)	404,386
3,743,120	Vitasoy International Holdings Ltd. (Hong Kong)	4,729,970
18,063	Wawel S.A. (Poland)	5,898,382

		46,953,469

	Pharmaceuticals 0.3%
980,000	Lee’s Pharmaceutical Holdings Ltd. (China)	821,368

	Regional Banks 0.7%
345,400	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	1,952,928

	Research & Consulting Services 2.2%
81,525	Nihon M&A Center, Inc.†† (Japan)	6,238,925

	Restaurants 9.6%
29,500	B-R31 Ice Cream Co. Ltd.†† (Japan)	1,313,413
381,125	Domino’s Pizza Enterprises Ltd. (Australia)	4,852,322
450,900	Fairwood Holdings Ltd. (Hong Kong)	929,085
696,953	Famous Brands Ltd. (South Africa)	6,922,801
208,300	Hiday Hidaka Corp.†† (Japan)	4,621,116
38,600	Monogatari Corp. (The)†† (Japan)	1,753,921
2,013,675	Spur Corp. Ltd. (South Africa)	6,198,539

		26,591,197

	Soft Drinks 2.8%
1,866,500	Corp. Lindley S.A. (Peru)	1,978,859
1,455,100	Hey Song Corp. (Taiwan)	1,530,545
35,099,632	Pepsi-Cola Products Philippines, Inc. (Philippines)	3,708,275
949,100	Power Root Berhad (Malaysia)	567,800

		7,785,479

Shares		Value

	Specialty Chemicals 1.2%
673,719	DuluxGroup Ltd. (Australia)	$3,320,325

	Tires & Rubber 0.3%
199,183	Goodyear India Ltd. (India)	964,020

	Tobacco 0.6%
39,988	Godfrey Phillips India Ltd. (India)	1,628,774

	Trading Companies & Distributors 1.0%
34,793	AddTech AB, Class B (Sweden)	1,525,202
33,727	Indutrade AB (Sweden)	1,310,703

		2,835,905

	Total Common Stocks (cost $211,621,424)	272,235,290

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.4%

	Repurchase Agreement 2.4%
$6,757,604	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $5,920,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $6,895,876; repurchase proceeds: $6,757,604†† (cost $6,757,604)	$6,757,604

	Total Short-Term Investments (cost $6,757,604)	6,757,604

	Total Investments (cost $218,379,028) 100.3%	278,992,894

	Liabilities less Other Assets (0.3%)	(777,089)

	NET ASSETS 100.0%	$278,215,805

Contracts		Net Unrealized Depreciation

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS SHORT 0.1%
3,000,000,000 JPY	USD, State Street Bank and Trust Co., settlement date 12/27/13, (cost $30,212,393 value $30,547,554)	$(335,161)

	Total Forward Foreign Currency Exchange Contracts Short (cost $30,212,393 value $30,547,554)	(335,161)

	*Non-income producing. ††All or a portion of this security has been designated as collateral for forward foreign currency exchange contracts (see Note 4).

SEPTEMBER 30, 2013

At September 30, 2013, Wasatch International Opportunities Fund’s investments, excluding short-term investments and forward foreign currency exchange contracts, were in the following countries (unaudited):

Country	%
Australia	4.8
Brazil	0.9
Canada	2.8
Chile	0.6
China	0.3
Denmark	2.4
Finland	3.4
Germany	0.9
Hong Kong	3.8
India	6.7
Indonesia	1.0
Israel	2.9
Italy	0.9
Japan	16.4
Korea	1.8
Lithuania	1.0
Malaysia	5.6
Mexico	2.0
Peru	0.7
Philippines	6.8
Poland	3.0
Singapore	5.2
South Africa	9.3
Sweden	1.8
Taiwan	5.4
Thailand	2.7
Turkey	3.9
United Arab Emirates	0.5
United Kingdom	2.5

TOTAL	100.0%

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.5%

	Aerospace & Defense 3.3%
153,087	L-3 Communications Holdings, Inc.	$14,466,722
156,935	Raytheon Co.	12,094,980

		26,561,702

	Automobile Manufacturers 2.3%
1,083,335	Ford Motor Co.	18,275,861

	Communications Equipment 2.5%
861,413	Cisco Systems, Inc.	20,174,292

	Computer Hardware 3.0%
50,731	Apple, Inc.	24,186,004

	Construction & Farm Machinery & Heavy Trucks 2.1%
283,876	AGCO Corp.	17,151,788

	Department Stores 2.0%
372,788	Macy’s, Inc.	16,130,537

	Diversified Banks 3.0%
587,343	Wells Fargo & Co.	24,269,013

	Electric Utilities 1.6%
190,294	Duke Energy Corp.	12,707,833

	Environmental & Facilities Services 2.6%
509,653	Waste Management, Inc.	21,018,090

	Fertilizers & Agricultural Chemicals 1.5%
388,153	Potash Corp. of Saskatchewan, Inc. (Canada)	12,141,426

	Gas Utilities 2.2%
440,790	UGI Corp.	17,248,113

	General Merchandise Stores 2.3%
293,466	Target Corp.	18,775,955

	Health Care Distributors 2.1%
128,121	McKesson Corp.	16,437,924

	Health Care Equipment 4.4%
540,273	Abbott Laboratories	17,931,661
326,915	Medtronic, Inc.	17,408,224

		35,339,885

	Hypermarkets & Super Centers 2.8%
307,277	Wal-Mart Stores, Inc.	22,726,207

	Integrated Oil & Gas 7.1%
253,249	Chevron Corp.	30,769,753
276,887	Occidental Petroleum Corp.	25,900,010

		56,669,763

	Integrated Telecommunication Services 4.2%
483,283	AT&T, Inc.	16,344,631
551,823	CenturyLink, Inc.	17,316,206

		33,660,837

	Investment Banking & Brokerage 2.5%
125,389	Goldman Sachs Group, Inc. (The)	19,837,794

	Life & Health Insurance 3.0%
252,518	MetLife, Inc.	11,855,720
401,005	Unum Group	12,206,592

		24,062,312

Shares		Value

	Managed Health Care 1.3%
124,416	WellPoint, Inc.	$10,402,422

	Oil & Gas Equipment & Services 2.3%
239,460	National Oilwell Varco, Inc.	18,704,220

	Oil & Gas Exploration & Production 5.3%
201,701	Anadarko Petroleum Corp.	18,756,176
237,877	Apache Corp.	20,252,848
517,851	Pengrowth Energy Corp. (Canada)	3,065,678

		42,074,702

	Other Diversified Financial Services 6.1%
505,330	Citigroup, Inc.	24,513,558
474,499	JPMorgan Chase & Co.	24,526,854

		49,040,412

	Packaged Foods & Meats 2.2%
588,762	ConAgra Foods, Inc.	17,863,039

	Pharmaceuticals 6.2%
282,839	Johnson & Johnson	24,519,313
879,579	Pfizer, Inc.	25,252,713

		49,772,026

	Property & Casualty Insurance 6.3%
277,256	Allstate Corp. (The)	14,015,291
444,186	Axis Capital Holdings Ltd.	19,237,695
207,774	Travelers Cos., Inc. (The)	17,613,002

		50,865,988

	Regional Banks 4.5%
1,684,222	First Niagara Financial Group, Inc.	17,465,382
252,686	PNC Financial Services Group, Inc.	18,307,101

		35,772,483

	Semiconductors 2.0%
707,418	Intel Corp.	16,214,020

	Specialized REITs 2.1%
338,828	EPR Properties	16,514,477

	Systems Software 4.7%
215,162	Check Point Software Technologies Ltd.* (Israel)	12,169,563
763,368	Microsoft Corp.	25,427,788

		37,597,351

	Total Common Stocks (cost $643,663,297)	782,196,476

SEPTEMBER 30, 2013

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$4,064,176	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $4,180,000 of United States Treasury Notes 1.375% due 2/28/19; value: $4,148,650; repurchase proceeds: $4,064,176 (cost $4,064,176)	$4,064,176

	Total Short-Term Investments (cost $4,064,176)	4,064,176

	Total Investments (cost $647,727,473) 98.0%	786,260,652

	Other Assets less Liabilities 2.0%	16,093,341

	NET ASSETS 100.0%	$802,353,993

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2013, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	1.9
Israel	1.6
United States	96.5

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 81.5%

	Advertising 2.3%
3,064,118	Interpublic Group of Cos., Inc. (The)‡	$52,641,547

	Airlines 1.3%
2,094,900	Southwest Airlines Co.	30,501,744

	Apparel Retail 1.0%
607,452	ANN, Inc.* ‡	22,001,911

	Automobile Manufacturers 2.5%
1,602,713	General Motors Co.*	57,649,587

	Automotive Retail 0.6%
1,126,430	Pep Boys — Manny, Moe & Jack (The)*	14,046,582

	Communications Equipment 2.3%
1,039,540	Cisco Systems, Inc.	24,346,027
419,500	QUALCOMM, Inc.	28,257,520

		52,603,547

	Computer Hardware 6.8%
248,395	Apple, Inc.‡	118,422,317
2,330,509	Silicon Graphics International Corp.* ‡ ‡‡	37,870,771

		156,293,088

	Construction & Engineering 1.0%
933,488	Aegion Corp.*	22,151,670

	Data Processing & Outsourced Services 1.8%
929,749	Convergys Corp.‡	17,432,794
468,607	Global Payments, Inc.	23,936,445

		41,369,239

	Diversified Support Services 2.0%
1,709,074	Iron Mountain, Inc.‡	46,179,179

	Environmental & Facilities Services 1.0%
722,352	Republic Services, Inc.‡	24,097,663

	Fertilizers & Agricultural Chemicals 4.0%
105,000	CF Industries Holdings, Inc.	22,137,150
530,073	Mosaic Co. (The)	22,803,740
1,497,338	Potash Corp. of Saskatchewan, Inc. (Canada)	46,836,733

		91,777,623

	General Merchandise Stores 2.3%
824,910	Target Corp.‡	52,777,742

	Gold 0.8%
1,664,014	Yamana Gold, Inc. (Canada)	17,305,746

	Health Care Equipment 2.0%
173,125	Edwards Lifesciences Corp.*	12,054,694
352,900	Medtronic, Inc.‡	18,791,925
208,800	Stryker Corp.	14,112,792

		44,959,411

	Health Care Services 1.6%
611,201	Express Scripts Holding Co.*	37,759,998

	Household Appliances 0.5%
333,867	iRobot Corp.*	12,576,770

	Hypermarkets & Super Centers 2.4%
757,315	Wal-Mart Stores, Inc.‡	56,011,017

	Insurance Brokers 1.2%
377,000	Aon plc	28,063,880

Shares		Value

	IT Consulting & Other Services 0.5%
435,803	Acxiom Corp.*	$12,372,447

	Life & Health Insurance 3.0%
672,700	MetLife, Inc.‡	31,583,265
1,261,961	Unum Group‡	38,414,093

		69,997,358

	Multi-Line Insurance 3.9%
1,920,712	Loews Corp.‡	89,774,079

	Oil & Gas Drilling 7.4%
994,423	Ensco plc, Class A	53,450,236
298,857	Helmerich & Payne, Inc.	20,606,190
861,260	Noble Corp.	32,529,790
2,133,413	Patterson-UTI Energy, Inc.	45,612,370
398,175	Unit Corp.*	18,511,156

		170,709,742

	Oil & Gas Equipment & Services 3.5%
992,700	Halliburton Co.	47,798,505
434,095	National Oilwell Varco, Inc.‡	33,907,160

		81,705,665

	Oil & Gas Exploration & Production 12.4%
2,304,957	Bill Barrett Corp.* ‡	57,877,470
316,418	ConocoPhillips	21,994,215
6,496,379	Denbury Resources, Inc.* ‡	119,598,337
340,123	Energen Corp.‡	25,981,996
1,706,994	Swift Energy Co.*	19,493,872
3,510,862	Talisman Energy, Inc. (Canada)	40,374,913

		285,320,803

	Other Diversified Financial Services 0.7%
345,270	Citigroup, Inc.‡	16,749,048

	Paper Products 1.2%
349,287	Domtar Corp.	27,740,374

	Pharmaceuticals 1.9%
330,800	Novartis AG ADR (Switzerland)	25,375,668
318,016	Questcor Pharmaceuticals, Inc.	18,444,928

		43,820,596

	Property & Casualty Insurance 2.0%
1,178,200	CNA Financial Corp.‡	44,983,676

	Semiconductors 1.2%
1,233,129	Intel Corp.	28,263,317

	Specialized Consumer Services 1.0%
462,387	Outerwall, Inc.* ‡	23,114,726

	Systems Software 3.5%
1,808,582	Microsoft Corp.‡	60,243,866
589,100	Oracle Corp.	19,540,447

		79,784,313

	Trucking 0.7%
949,900	Knight Transportation, Inc.	15,692,348

	Wireless Telecommunication Services 1.2%
779,500	Vodafone Group plc ADR (United Kingdom)	27,422,810

	Total Common Stocks (cost $1,554,418,715)	1,878,219,246

SEPTEMBER 30, 2013

Principal Amount		Value

	SHORT-TERM INVESTMENTS 18.2%

	Repurchase Agreement 18.2%
$420,047,299	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $428,840,000 of United States Treasury Notes 1.375% due 9/30/18; value: $266,202,728; United States Treasury Notes 1.375% due 12/31/18; value: $162,246,938; proceeds: $420,047,299‡ (cost $420,047,299)	$420,047,299

	Total Short-Term Investments (cost $420,047,299)	420,047,299

	Total Investments (cost $1,974,466,014) 99.7%	2,298,266,545

	Other Assets less Liabilities 0.3%	5,883,851

	NET ASSETS 100.0%	$2,304,150,396

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.1%

	Computer Hardware 0.1%
1,100	Apple, Inc., expiring 12/21/13, exercise price $515	$1,287,000
862	Apple, Inc., expiring 1/18/14, exercise price $530	1,006,816
3,186	Silicon Graphics International Corp., expiring 12/21/13, exercise price $20	103,545

		2,397,361

	Oil & Gas Exploration & Production 0.0%
683	Bill Barrett Corp., expiring 12/21/13, exercise price $22.50	228,805

	Specialized Consumer Services 0.0%
2,200	Outerwall, Inc., expiring 1/18/14, exercise price $65	148,500

	Total Call Options Written (premium $6,528,848)	2,774,666

Shares		Value

	SECURITIES SOLD SHORT 11.0%

	Apparel, Accessories & Luxury Goods 0.9%
292,442	Michael Kors Holdings Ltd.*	$21,792,778

	Application Software 1.3%
564,653	Salesforce.com, Inc.*	29,311,137

	Construction & Farm Machinery & Heavy Trucks 1.0%
273,525	Caterpillar, Inc.	22,803,779

	Department Stores 0.6%
1,596,364	JC Penney Co., Inc.*	14,079,931

	Electric Utilities 0.9%
684,208	Exelon Corp.	20,279,925

	Household Products 0.9%
273,476	Procter & Gamble Co. (The)	20,672,051

	Integrated Oil & Gas 1.9%
504,132	Exxon Mobil Corp.	43,375,517

	Integrated Telecommunication Services 0.8%
410,393	Verizon Communications, Inc.	19,148,938

	IT Consulting & Other Services 0.7%
228,069	Accenture plc, Class A	16,795,001

	Retail REITs 0.6%
296,905	Regency Centers Corp.	14,355,357

	Specialty Stores 1.4%
409,736	Tiffany & Co.	31,393,972

	Total Securities Sold Short (proceeds $251,941,685)	254,008,386

*Non-income producing.

‡All or a portion of this security has been designated as collateral for securities sold short and call options written (see Notes 3, 4 and 7).

‡‡Affiliated company (see Note 10).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2013, Wasatch Long/Short Fund’s investments, excluding short-term investments, options written and securities sold short, were in the following countries (unaudited):

Country	%
Canada	5.6
Switzerland	1.3
United Kingdom	1.5
United States	91.6

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 95.0%

	Alternative Carriers 0.6%
246,635	inContact, Inc.*	$2,039,671

	Apparel Retail 1.1%
131,171	Zumiez, Inc.*	3,611,793

	Apparel, Accessories & Luxury Goods 1.0%
43,510	Page Industries Ltd. (India)	3,054,492

	Application Software 13.3%
655,760	Diligent Board Member Services, Inc.* (New Zealand)	3,108,754
120,577	Ellie Mae, Inc.*	3,859,670
249,716	Exa Corp.*	3,868,101
125,646	Interactive Intelligence Group, Inc.*	7,977,264
94,283	PROS Holdings, Inc.*	3,223,536
60,422	RealPage, Inc.*	1,399,373
333,506	Tangoe, Inc.*	7,957,453
46,417	Tyler Technologies, Inc.*	4,060,095
51,939	Ultimate Software Group, Inc.*	7,655,809

		43,110,055

	Asset Management & Custody Banks 2.0%
33,122	Diamond Hill Investment Group, Inc.	3,542,398
17,126	Virtus Investment Partners, Inc.*	2,785,373

		6,327,771

	Automotive Retail 0.9%
61,597	Monro Muffler Brake, Inc.	2,863,645

	Biotechnology 3.3%
496,548	Abcam plc (United Kingdom)	4,069,176
67,044	Cellular Dynamics International, Inc.*	1,234,280
68,513	ChemoCentryx, Inc.*	380,932
62,309	Esperion Therapeutics, Inc.*	1,175,148
170,440	Exact Sciences Corp.*	2,012,896
159,440	Sangamo Biosciences, Inc.*	1,670,931

		10,543,363

	Commercial Printing 1.3%
436,475	InnerWorkings, Inc.*	4,286,184

	Computer Storage & Peripherals 0.5%
290,211	Intevac, Inc.*	1,700,636

	Consumer Finance 4.5%
320,494	DFC Global Corp.*	3,522,229
132,803	Encore Capital Group, Inc.*	6,090,345
157,972	Regional Management Corp.*	5,023,510

		14,636,084

	Data Processing & Outsourced Services 3.6%
120,511	ExlService Holdings, Inc.*	3,432,153
239,302	Higher One Holdings, Inc.*	1,835,446
187,302	Wirecard AG (Germany)	6,406,530

		11,674,129

	Diversified Banks 1.1%
5,193,211	City Union Bank Ltd. (India)	3,517,166

	Electronic Manufacturing Services 0.6%
36,316	IPG Photonics Corp.	2,044,954

	Environmental & Facilities Services 1.0%
185,549	Heritage-Crystal Clean, Inc.*	3,343,593

	Food Distributors 0.8%
111,737	Chefs’ Warehouse, Inc. (The)*	2,581,125

Shares		Value

	General Merchandise Stores 1.0%
279,235	Gordmans Stores, Inc.	$3,141,394

	Health Care Distributors 1.0%
20,696	MWI Veterinary Supply, Inc.*	3,091,155

	Health Care Equipment 4.7%
75,688	Abaxis, Inc.	3,186,465
413,346	AtriCure, Inc.*	4,538,539
1,055,928	Cardica, Inc.*	1,372,707
189,909	Novadaq Technologies, Inc.* (Canada)	3,148,691
123,741	NuVasive, Inc.*	3,030,417

		15,276,819

	Health Care Facilities 2.2%
171,428	Ensign Group, Inc. (The)	7,047,405

	Health Care Services 5.4%
114,757	Bio-Reference Laboratories, Inc.*	3,428,939
227,436	CorVel Corp.*	8,408,309
106,790	IPC The Hospitalist Co., Inc.*	5,447,358

		17,284,606

	Health Care Technology 3.5%
41,625	Computer Programs and Systems, Inc.	2,435,062
130,053	HealthStream, Inc.*	4,926,408
208,241	Vocera Communications, Inc.*	3,873,283

		11,234,753

	Industrial Machinery 1.6%
69,083	Proto Labs, Inc.*	5,277,250

	Internet Retail 1.2%
190,380	CafePress, Inc.*	1,165,126
177,762	MakeMyTrip Ltd.* (India)	2,637,988

		3,803,114

	Internet Software & Services 10.8%
124,020	Angie’s List, Inc.*	2,790,450
144,956	Dealertrack Technologies, Inc.*	6,209,915
196,264	E2open, Inc.*	4,396,313
302,438	Envestnet, Inc.*	9,375,578
7,090	Rocket Fuel, Inc.*	381,017
263,103	SciQuest, Inc.*	5,909,293
88,952	SPS Commerce, Inc.*	5,952,668

		35,015,234

	IT Consulting & Other Services 1.5%
392,834	ServiceSource International, Inc.*	4,745,435

	Leisure Products 1.1%
301,135	Black Diamond, Inc.*	3,661,802

	Life Sciences Tools & Services 2.8%
118,621	Fluidigm Corp.*	2,602,545
157,368	ICON plc* (Ireland)	6,441,072

		9,043,617

	Oil & Gas Equipment & Services 0.8%
120,093	Pason Systems, Inc. (Canada)	2,648,647

	Oil & Gas Exploration & Production 2.2%
171,506	Northern Oil and Gas, Inc.*	2,474,832
475,759	Triangle Petroleum Corp.*	4,671,953

		7,146,785

	Pharmaceuticals 4.1%
322,840	Akorn, Inc.*	6,353,491
221,021	Cardiovascular Systems, Inc.*	4,431,471
208,663	Cempra, Inc.*	2,399,625

		13,184,587

SEPTEMBER 30, 2013

Shares		Value

	Regional Banks 1.4%
218,405	BBCN Bancorp, Inc.	$3,005,253
107,394	Tristate Capital Holdings, Inc.*	1,384,308

		4,389,561

	Research & Consulting Services 1.1%
200,177	Franklin Covey Co.*	3,593,177

	Semiconductors 4.1%
141,635	Melexis N.V. (Belgium)	3,784,035
42,979	NVE Corp.*	2,193,648
446,669	O2Micro International Ltd. ADR* (China)	1,384,674
106,503	Power Integrations, Inc.	5,767,138

		13,129,495

	Specialized Finance 0.0%
154,000	Goldwater Bank, N.A.* *** † ‡‡	63,140

	Specialty Chemicals 0.6%
531,795	EcoSynthetix, Inc.* (Canada)	1,890,230

	Specialty Stores 1.4%
82,063	Hibbett Sports, Inc.*	4,607,837

	Systems Software 0.8%
70,258	FleetMatics Group plc*	2,638,188

	Thrifts & Mortgage Finance 0.8%
732,565	Gruh Finance Ltd. (India)	2,504,096

	Trading Companies & Distributors 2.9%
224,614	CAI International, Inc.*	5,226,768
178,820	Rush Enterprises, Inc., Class B*	4,071,731

		9,298,499

	Trucking 2.4%
177,004	Marten Transport Ltd.	3,035,618
54,337	Old Dominion Freight Line, Inc.*	2,498,959
69,984	Saia, Inc.*	2,182,101

		7,716,678

	Total Common Stocks (cost $173,968,486)	306,768,165

	WARRANTS 0.0%

	Health Care Equipment 0.0%
322,500	Cardica, Inc., expiring 9/29/14* *** †	16,125

	Total Warrants (cost $40,312)	16,125

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.1%

	Repurchase Agreement 5.1%
$16,582,893	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $16,930,000 of United States Treasury Notes 1.375% due 9/30/18; value: $16,918,098; repurchase proceeds: $16,582,893 (cost $16,582,893)	$16,582,893

	Total Short-Term Investments (cost $16,582,893)	16,582,893

	Total Investments (cost $190,591,691) 100.1%	323,367,183

	Liabilities less Other Assets (0.1%)	(192,458)

	NET ASSETS 100.0%	$323,174,725

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Notes 15 and 16).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡‡Affiliated company (see Note 10).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2013, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Belgium	1.2
Canada	2.5
China	0.5
Germany	2.1
India	3.8
Ireland	2.1
New Zealand	1.0
United Kingdom	1.3
United States	85.5

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.8%

	Aerospace & Defense 0.9%
135,000	CPI Aerostructures, Inc.*	$1,564,650

	Airlines 1.3%
21,000	Allegiant Travel Co.	2,212,560

	Alternative Carriers 0.8%
256,331	ORBCOMM, Inc.*	1,350,864

	Apparel, Accessories & Luxury Goods 0.7%
35,000	Ted Baker plc (United Kingdom)	1,086,638

	Application Software 6.8%
100,000	ClickSoftware Technologies Ltd. (Israel)	609,000
215,000	Ebix, Inc.	2,137,100
35,000	ESI Group* (France)	965,390
65,000	Exa Corp.*	1,006,850
48,000	Interactive Intelligence Group, Inc.*	3,047,520
148,000	Tangoe, Inc.*	3,531,280

		11,297,140

	Asset Management & Custody Banks 1.2%
47,718	Silvercrest Asset Management Group, Inc.*	650,396
8,000	Virtus Investment Partners, Inc.*	1,301,120

		1,951,516

	Auto Parts & Equipment 1.3%
115,000	Gentherm, Inc.*	2,194,200

	Automotive Retail 2.3%
33,000	Lithia Motors, Inc., Class A‡	2,407,680
120,000	Pep Boys — Manny, Moe & Jack (The)*	1,496,400

		3,904,080

	Commercial Printing 1.7%
63,300	Ennis, Inc.	1,141,932
177,000	InnerWorkings, Inc.*	1,738,140

		2,880,072

	Communications Equipment 3.2%
20,000	Alliance Fiber Optic Products, Inc.	409,400
75,000	Applied Optoelectronics, Inc.*	750,000
405,000	ShoreTel, Inc.*	2,446,200
500,000	Westell Technologies, Inc.*	1,675,000

		5,280,600

	Computer & Electronics Retail 0.7%
45,000	Groupe Fnac* (France)	1,201,039

	Computer Hardware 0.8%
80,000	Silicon Graphics International Corp.*	1,300,000

	Construction & Engineering 0.6%
40,000	Aegion Corp.*	949,200

	Construction Materials 2.5%
69,000	Caesarstone Sdot-Yam Ltd.* (Israel)	3,151,920
4,200,000	Diamond Building Products Public Co. Ltd. (Thailand)	1,040,601

		4,192,521

	Consumer Finance 3.9%
129,000	DFC Global Corp.*	1,417,710
63,000	Encore Capital Group, Inc.*	2,889,180
70,000	Regional Management Corp.*	2,226,000

		6,532,890

	Distillers & Vintners 0.9%
165,000	Crimson Wine Group Ltd.*	1,575,750

Shares		Value

	Diversified Banks 1.3%
1,300,000	City Union Bank Ltd. (India)	$880,441
1,700,000	EastWest Banking Corp.* (Philippines)	1,048,346
55,556	Idaho Trust Bancorp*** †	201,530

		2,130,317

	Electronic Manufacturing Services 0.9%
85,000	Fabrinet*	1,431,400

	Environmental & Facilities Services 1.1%
60,000	Heritage-Crystal Clean, Inc.*	1,081,200
400,000	Hudson Technologies, Inc.*	812,000

		1,893,200

	Food Distributors 1.8%
55,000	Bizim Toptan Satis Magazalari A.S. (Turkey)	710,432
99,818	Chefs’ Warehouse, Inc. (The)*	2,305,796

		3,016,228

	Footwear 0.7%
40,000	Skechers U.S.A., Inc., Class A*	1,244,400

	General Merchandise Stores 0.8%
42,000	Seria Co. Ltd. (Japan)	1,301,481

	Health Care Equipment 2.6%
140,497	AtriCure, Inc.*	1,542,657
251,382	Cardica, Inc.*	326,797
60,000	NuVasive, Inc.*	1,469,400
450,000	Solta Medical, Inc.*	936,000

		4,274,854

	Health Care Facilities 1.9%
56,000	Ensign Group, Inc. (The)	2,302,160
66,469	MD Medical Group Investments plc GDR (Russia)	837,509

		3,139,669

	Health Care Services 3.6%
56,000	Bio-Reference Laboratories, Inc.*	1,673,280
68,000	CorVel Corp.*	2,513,960
97,000	National Research Corp., Class A*	1,826,510

		6,013,750

	Health Care Supplies 1.4%
180,000	Chembio Diagnostics, Inc.*	655,200
80,000	Rochester Medical Corp.*	1,596,800

		2,252,000

	Health Care Technology 1.5%
62,000	Nexus AG (Germany)	812,957
95,000	Vocera Communications, Inc.*	1,767,000

		2,579,957

	Heavy Electrical Equipment 1.2%
48,000	AZZ, Inc.	2,009,280

	Household Appliances 1.0%
26,000	SodaStream International Ltd.* (Israel)	1,622,140

	Industrial Machinery 1.6%
58,000	Hy-Lok Corp. (Korea)	1,400,516
145,000	Tecumseh Products Co., Class A*	1,297,750

		2,698,266

	Integrated Telecommunication Services 0.0%
3,200	Global Telecom & Technology, Inc.*	17,120

SEPTEMBER 30, 2013

Shares		Value

	Internet Software & Services 4.8%
200,000	IntraLinks Holdings, Inc.*	$1,760,000
140,000	Move, Inc.*	2,373,000
160,000	NetGem S.A. (France)	573,566
115,000	Perficient, Inc.*	2,111,400
120,000	Vocus, Inc.*	1,117,200

		7,935,166

	IT Consulting & Other Services 1.3%
62,000	EPAM Systems, Inc.*	2,139,000

	Leisure Products 1.9%
35,600	Arctic Cat, Inc.	2,030,980
98,000	Black Diamond, Inc.*	1,191,680

		3,222,660

	Managed Health Care 0.6%
148,544	Healthcare Corp. of America*	1,039,808

	Mortgage REITs 3.2%
315,000	Arbor Realty Trust, Inc.	2,135,700
80,000	Colony Financial, Inc.	1,598,400
167,000	NorthStar Realty Finance Corp.	1,549,760

		5,283,860

	Oil & Gas Exploration & Production 4.0%
120,000	Comstock Resources, Inc.	1,909,200
310,000	Emerald Oil, Inc.*	2,228,900
20,000	Sanchez Energy Corp.*	528,200
200,000	Triangle Petroleum Corp.*	1,964,000

		6,630,300

	Packaged Foods & Meats 3.2%
1,500,000	Oldtown Berhad (Malaysia)	1,242,522
105,000	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	932,767
10,999,000	RFM Corp. (Philippines)	1,225,199
1,500,000	Vitasoy International Holdings Ltd. (Hong Kong)	1,895,466

		5,295,954

	Paper Packaging 0.5%
1,400,000	Greatview Aseptic Packaging Co. Ltd. (China)	799,706

	Personal Products 1.6%
150,000	MusclePharm Corp. PIPE	1,558,500
12,500	USANA Health Sciences, Inc.*	1,084,875

		2,643,375

	Pharmaceuticals 1.3%
300,000	Horizon Pharma, Inc.*	1,014,000
170,000	Torrent Pharmaceuticals Ltd. (India)	1,197,508

		2,211,508

	Property & Casualty Insurance 1.1%
177,763	Atlas Financial Holdings, Inc.*	1,820,293

	Regional Banks 3.8%
64,000	Eagle Bancorp, Inc.*	1,810,560
34,000	First of Long Island Corp. (The)	1,320,900
93,000	MetroCorp Bancshares, Inc.	1,279,680
143,000	Tristate Capital Holdings, Inc.*	1,843,270

		6,254,410

	Research & Consulting Services 3.3%
137,000	Franklin Covey Co.*	2,459,150
28,000	Huron Consulting Group, Inc.*	1,473,080
100,000	Navigant Consulting, Inc.*	1,546,000

		5,478,230

Shares		Value

	Restaurants 1.3%
70,000	Bravo Brio Restaurant Group, Inc.*	$1,057,000
105,000	Toridoll.corp (Japan)	1,037,552

		2,094,552

	Semiconductors 0.4%
40,000	Ceva, Inc.*	690,000

	Specialized Finance 0.0%
41,900	Goldwater Bank, N.A.*** †	17,179

	Specialized REITs 0.9%
120,000	Physicians Realty Trust*	1,454,400

	Systems Software 1.1%
55,000	Proofpoint, Inc.*	1,766,600

	Thrifts & Mortgage Finance 3.2%
145,000	Beneficial Mutual Bancorp, Inc.*	1,445,650
50,000	BofI Holding, Inc.*	3,243,000
49,455	Ocean Shore Holding Co.	724,021

		5,412,671

	Trading Companies & Distributors 2.8%
100,000	CAI International, Inc.*	2,327,000
30,000	DXP Enterprises, Inc.*	2,369,100

		4,696,100

	Trucking 1.5%
79,000	Saia, Inc.*	2,463,220

	Total Common Stocks (cost $112,046,248)	154,446,774

	PREFERRED STOCKS 0.8%

	Pharmaceuticals 0.8%
105,263	Acetylon Pharmaceuticals, Inc., Series B Pfd.*** †	1,366,313

	Total Preferred Stocks (cost $499,999)	1,366,313

	WARRANTS 0.0%

	Health Care Equipment 0.0%
110,500	Cardica, Inc., expiring 9/29/14* *** †	5,525

	Total Warrants (cost $13,812)	5,525

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.4%

	Repurchase Agreement 7.4%
$12,393,598	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $10,855,000 of United States Treasury Bonds 4.500% due 8/15/39; value: $12,644,382; repurchase proceeds: $12,393,598‡ (cost $12,393,598)	$12,393,598

	Total Short-Term Investments (cost $12,393,598)	12,393,598

	Total Investments (cost $124,953,657) 101.0%	168,212,210

	Liabilities less Other Assets (1.0%)	(1,724,786)

	NET ASSETS 100.0%	$166,487,424

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)	SEPTEMBER 30, 2013

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.1%

	Automotive Retail 0.1%
150	Lithia Motors, Inc., Class A, expiring 12/21/13, exercise price $70	$95,250

	Total Call Options Written (premium $61,910)	95,250

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Notes 15 and 16).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡All or a portion of this security has been designated as collateral for call options written (see Notes 4 and 7).

GDR Global Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2013, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments and call options written, were in the following countries (unaudited):

Country	%
China	0.5
France	1.8
Germany	0.5
Hong Kong	1.2
India	1.3
Israel	3.5
Japan	1.5
Korea	0.9
Malaysia	0.8
Philippines	1.5
Russia	0.5
Thailand	0.7
Turkey	1.0
United Kingdom	0.7
United States	83.6

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments	SEPTEMBER 30, 2013

Shares		Value

	COMMON STOCKS 92.1%

	Aerospace & Defense 1.8%
901,391	HEICO Corp., Class A	$45,195,745

	Air Freight & Logistics 2.3%
36,319,023	Aramex PJSC (United Arab Emirates)	26,698,257
765,652	HUB Group, Inc., Class A*	30,036,528

		56,734,785

	Airlines 1.6%
369,390	Allegiant Travel Co.	38,918,930

	Airport Services 2.1%
2,507,901	Wesco Aircraft Holdings, Inc.*	52,490,368

	Apparel Retail 3.7%
1,145,050	Chico’s FAS, Inc.	19,076,533
1,005,195	rue21, Inc.*	40,549,567
1,182,094	Zumiez, Inc.*	32,548,958

		92,175,058

	Application Software 8.6%
309,418	Concur Technologies, Inc.*	34,190,689
77,807	FactSet Research Systems, Inc.	8,488,744
1,530,380	RealPage, Inc.*	35,443,601
1,387,975	Tangoe, Inc.*	33,117,083
691,862	Ultimate Software Group, Inc.*	101,980,459

		213,220,576

	Automotive Retail 2.1%
649,256	Monro Muffler Brake, Inc.	30,183,911
175,496	O’Reilly Automotive, Inc.*	22,391,535

		52,575,446

	Biotechnology 4.2%
148,863	Cellular Dynamics International, Inc.*	2,740,568
849,525	ChemoCentryx, Inc.*	4,723,359
193,044	Esperion Therapeutics, Inc.*	3,640,810
1,758,533	Exact Sciences Corp.*	20,768,275
398,079	Myriad Genetics, Inc.*	9,354,856
1,558,686	Sangamo Biosciences, Inc.*	16,335,029
1,101,057	Seattle Genetics, Inc.*	48,259,328

		105,822,225

	Computer Storage & Peripherals 1.0%
1,832,655	Fusion-io, Inc.*	24,539,250

	Consumer Finance 0.5%
3,305,639	Mahindra & Mahindra Financial Services Ltd. (India)	13,569,990

	Data Processing & Outsourced Services 5.1%
641,723	ExlService Holdings, Inc.*	18,276,271
1,182,343	Higher One Holdings, Inc.*	9,068,571
549,162	Syntel, Inc.	43,987,876
1,596,239	Wirecard AG (Germany)	54,598,204

		125,930,922

	Diversified Banks 1.5%
761,965	HDFC Bank Ltd. ADR (India)	23,453,283
2,978,429	Yes Bank Ltd. (India)	13,654,007

		37,107,290

	Diversified Support Services 1.5%
1,124,516	Copart, Inc.*	35,748,364
66,375	Ritchie Bros. Auctioneers, Inc. (Canada)	1,339,447

		37,087,811

	Drug Retail 0.7%
128,529	Cosmos Pharmaceutical Corp. (Japan)	16,886,067

Shares		Value

	Electrical Components & Equipment 1.4%
832,388	Polypore International, Inc.*	$34,102,936

	Electronic Manufacturing Services 1.0%
423,810	IPG Photonics Corp.	23,864,741

	Environmental & Facilities Services 1.2%
1,199,055	Tetra Tech, Inc.*	31,043,534

	Food Distributors 0.7%
745,076	Chefs’ Warehouse, Inc. (The)*	17,211,256

	Health Care Distributors 1.0%
168,360	MWI Veterinary Supply, Inc.*	25,146,250

	Health Care Equipment 1.4%
498,944	Abaxis, Inc.	21,005,542
487,760	DexCom, Inc.*	13,769,465

		34,775,007

	Health Care Services 2.0%
678,732	IPC The Hospitalist Co., Inc.*	34,622,119
142,820	MEDNAX, Inc.*	14,339,128

		48,961,247

	Health Care Technology 0.3%
145,937	Computer Programs and Systems, Inc.	8,537,314

	Industrial Machinery 2.6%
484,674	Graco, Inc.	35,894,956
366,273	Proto Labs, Inc.*	27,979,595

		63,874,551

	Internet Retail 6.3%
999,639	Blue Nile, Inc.* ‡‡	40,915,224
1,494,973	MakeMyTrip Ltd.* (India)	22,185,399
375,615	Shutterfly, Inc.*	20,989,366
1,016,502	Start Today Co. Ltd. (Japan)	28,602,534
656,026	Yoox S.p.A.* (Italy)	22,487,706
308,302	zooplus AG* ‡‡ (Germany)	20,806,898

		155,987,127

	Internet Software & Services 4.7%
969,767	Angie’s List, Inc.*	21,819,758
800,225	Dealertrack Technologies, Inc.*	34,281,639
26,366	Millennial Media, Inc.*	186,408
899,468	SciQuest, Inc.*	20,202,051
719,531	Vistaprint N.V.*	40,667,892

		117,157,748

	IT Consulting & Other Services 1.8%
275,737	Cognizant Technology Solutions Corp., Class A*	22,643,523
1,802,679	ServiceSource International, Inc.*	21,776,362

		44,419,885

	Leisure Facilities 2.4%
1,173,479	Life Time Fitness, Inc.*	60,398,964

	Life Sciences Tools & Services 4.0%
1,172,379	Divi’s Laboratories Ltd. (India)	18,071,172
868,644	Fluidigm Corp.*	19,058,050
1,103,068	ICON plc* (Ireland)	45,148,573
226,436	Techne Corp.	18,128,466

		100,406,261

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)	SEPTEMBER 30, 2013

Shares		Value

	Oil & Gas Equipment & Services 3.7%
334,085	Dril-Quip, Inc.*	$38,336,254
1,058,711	Pason Systems, Inc. (Canada)	23,349,837
382,702	ShawCor Ltd. (Canada)	16,145,066
496,825	TGS-NOPEC Geophysical Co. ASA (Norway)	14,608,737

		92,439,894

	Oil & Gas Exploration & Production 1.9%
2,058,954	Gran Tierra Energy, Inc.* (Colombia)	14,597,984
978,179	Northern Oil and Gas, Inc.*	14,115,123
3,435,085	Premier Oil plc (United Kingdom)	18,108,529

		46,821,636

	Oil & Gas Refining & Marketing 0.0%
203,175	Amyris, Inc.*	469,334

	Packaged Foods & Meats 0.8%
2,461	Annie’s, Inc.*	120,835
286,067	GlaxoSmithKline Consumer Healthcare Ltd. (India)	19,721,511

		19,842,346

	Personal Products 0.5%
582,400	Colgate-Palmolive India Ltd. (India)	11,533,576

	Pharmaceuticals 1.5%
1,560,471	Cempra, Inc.*	17,945,416
1,682,057	IPCA Laboratories Ltd. (India)	19,183,591

		37,129,007

	Research & Consulting Services 1.9%
1,330,719	Resources Connection, Inc.	18,057,857
549,657	Stantec, Inc. (Canada)	28,147,935

		46,205,792

	Restaurants 1.1%
1,491,986	Jubilant Foodworks Ltd.* (India)	27,570,938

	Semiconductors 3.9%
400,771	Hittite Microwave Corp.*	26,190,385
989,470	Power Integrations, Inc.	53,579,800
424,490	Silicon Laboratories, Inc.*	18,129,968

		97,900,153

	Specialty Stores 1.1%
505,485	Hibbett Sports, Inc.*	28,382,983

	Systems Software 3.2%
340,974	NetSuite, Inc.*	36,804,734
578,807	Sourcefire, Inc.*	43,943,027

		80,747,761

	Trading Companies & Distributors 1.8%
547,600	MSC Industrial Direct Co., Inc., Class A	44,547,260

	Trucking 3.2%
4,792,398	Knight Transportation, Inc.‡‡	79,170,415

	Total Common Stocks (cost $1,364,683,524)	2,290,902,379

	PREFERRED STOCKS 0.7%

	Biotechnology 0.1%
677,966	Nanosys, Inc., Series D Pfd.* *** †	828,407
161,519	Nanosys, Inc., Series E Pfd.* *** †	197,360

		1,025,767

	Oil & Gas Equipment & Services 0.6%
5,818,582	Drilling Info Holdings, Inc., Series B Pfd.*** †	15,350,001

	Total Preferred Stocks (cost $17,534,940)	16,375,768

Shares		Value

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
	Greenspring Global Partners II-B, L.P.*** †	$3,192,431
	Greenspring Global Partners III-B, L.P.*** †	1,149,822

		4,342,253

	Total Limited Partnership Interest (cost $5,554,865)	4,342,253

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.9%

	Repurchase Agreement 6.9%
$172,712,553	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $176,400,000 of United States Treasury Notes 1.375% due 9/30/18; value: $160,861,835; United States Treasury Notes 1.375% due 2/28/19; value: $15,309,313; repurchase proceeds: $172,712,553†† (cost $172,712,553)	$172,712,553

	Total Short-Term Investments (cost $172,712,553)	172,712,553

	Total Investments (cost $1,560,485,882) 99.9%	2,484,332,953

	Other Assets less Liabilities 0.1%	2,697,809

	NET ASSETS 100.0%	$2,487,030,762

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Notes 15 and 16).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

‡‡Affiliated company (see Note 10).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2013, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	3.0
Colombia	0.6
Germany	3.3
India	7.3
Ireland	1.9
Italy	1.0
Japan	2.0
Norway	0.6
United Arab Emirates	1.2
United Kingdom	0.8
United States	78.3

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Schedule of Investments	SEPTEMBER 30, 2013

Shares		Value

	COMMON STOCKS 93.8%

	Aerospace & Defense 1.8%
74,406	HEICO Corp., Class A	$3,730,717

	Agricultural Products 1.8%
184,942	Darling International, Inc.*	3,913,373

	Airlines 2.0%
39,182	Allegiant Travel Co.	4,128,216

	Airport Services 2.6%
264,277	Wesco Aircraft Holdings, Inc.*	5,531,318

	Alternative Carriers 1.2%
491,239	ORBCOMM, Inc.*	2,588,830

	Apparel Retail 2.5%
129,538	Body Central Corp.*	790,182
245,578	Chico’s FAS, Inc.	4,091,329
34,010	Tilly’s, Inc., Class A*	493,485

		5,374,996

	Application Software 3.6%
450,064	Ebix, Inc.	4,473,636
48,645	Interactive Intelligence Group, Inc.*	3,088,471

		7,562,107

	Asset Management & Custody Banks 1.0%
13,137	Virtus Investment Partners, Inc.*	2,136,602

	Auto Parts & Equipment 0.9%
37,026	Dorman Products, Inc.	1,834,638

	Biotechnology 0.8%
140,589	Exact Sciences Corp.*	1,660,356

	Computer Storage & Peripherals 1.0%
344,741	Intevac, Inc.*	2,020,182

	Consumer Finance 6.0%
279,644	DFC Global Corp.*	3,073,288
101,979	Encore Capital Group, Inc.*	4,676,757
39,657	Portfolio Recovery Associates, Inc.*	2,377,041
78,333	Regional Management Corp.*	2,490,989

		12,618,075

	Data Processing & Outsourced Services 1.7%
44,494	Syntel, Inc.	3,563,969

	Diversified Banks 2.4%
3,595,000	City Union Bank Ltd. (India)	2,434,758
590,500	Yes Bank Ltd. (India)	2,707,028

		5,141,786

	Diversified Support Services 3.0%
202,425	Copart, Inc.*	6,435,091

	Electrical Components & Equipment 2.8%
144,194	Polypore International, Inc.*	5,907,628

	Electronic Manufacturing Services 1.2%
145,541	Fabrinet*	2,450,910

	Footwear 2.2%
147,649	Skechers U.S.A., Inc., Class A*	4,593,360

	Health Care Facilities 2.5%
130,501	Ensign Group, Inc. (The)	5,364,896

Shares		Value

	Health Care Services 3.8%
121,245	CorVel Corp.*	$4,482,427
34,887	MEDNAX, Inc.*	3,502,655

		7,985,082

	Homefurnishing Retail 1.0%
86,233	Select Comfort Corp.*	2,099,774

	Internet Retail 1.1%
155,292	MakeMyTrip Ltd.* (India)	2,304,533

	Internet Software & Services 2.5%
92,363	Vistaprint N.V.*	5,220,357

	IT Consulting & Other Services 2.1%
125,695	EPAM Systems, Inc.*	4,336,478

	Leisure Facilities 2.3%
94,456	Life Time Fitness, Inc.*	4,861,650

	Life Sciences Tools & Services 1.1%
54,582	ICON plc* (Ireland)	2,234,041

	Mortgage REITs 2.4%
741,082	Arbor Realty Trust, Inc.	5,024,536

	Oil & Gas Equipment & Services 2.0%
43,411	CARBO Ceramics, Inc.	4,302,464

	Oil & Gas Exploration & Production 5.6%
279,937	Comstock Resources, Inc.	4,453,798
270,482	Northern Oil and Gas, Inc.*	3,903,055
170,103	Ultra Petroleum Corp.*	3,499,019

		11,855,872

	Oil & Gas Refining & Marketing 1.8%
100,764	World Fuel Services Corp.	3,759,505

	Personal Products 1.0%
25,259	USANA Health Sciences, Inc.*	2,192,229

	Pharmaceuticals 4.3%
120,868	Questcor Pharmaceuticals, Inc.	7,010,344
286,970	Torrent Pharmaceuticals Ltd. (India)	2,021,464

		9,031,808

	Property & Casualty Insurance 1.1%
25,588	RLI Corp.	2,236,903

	Regional Banks 3.6%
63,930	Community Bank System, Inc.	2,181,291
35,496	Prosperity Bancshares, Inc.	2,195,073
243,945	Tristate Capital Holdings, Inc.*	3,144,451

		7,520,815

	Research & Consulting Services 4.4%
282,336	Franklin Covey Co.*	5,067,931
40,512	Huron Consulting Group, Inc.*	2,131,336
688,360	Sporton International, Inc. (Taiwan)	2,060,401

		9,259,668

	Semiconductors 1.6%
142,067	MaxLinear, Inc., Class A*	1,177,735
690,487	O2Micro International Ltd. ADR* (China)	2,140,510

		3,318,245

	Specialized Consumer Services 1.0%
43,419	Outerwall, Inc.*	2,170,516

	Specialty Chemicals 1.0%
95,891	Flotek Industries, Inc.*	2,205,493

	Thrifts & Mortgage Finance 1.3%
43,612	BofI Holding, Inc.*	2,828,674

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Schedule of Investments (continued)

Shares		Value

	Trading Companies & Distributors 2.5%
40,554	DXP Enterprises, Inc.*	$3,202,550
25,155	MSC Industrial Direct Co., Inc., Class A	2,046,359

		5,248,909

	Trucking 5.3%
181,046	Knight Transportation, Inc.	2,990,880
54,985	Old Dominion Freight Line, Inc.*	2,528,760
140,894	Saia, Inc.*	4,393,075
279,048	Vitran Corp., Inc.* (Canada)	1,378,497

		11,291,212

	Total Common Stocks (cost $146,974,391)	197,845,814

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.8%

	Repurchase Agreement 6.8%
$14,258,118	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $14,555,000 of United States Treasury Notes 1.375% due 9/30/18; value: $14,544,768; repurchase proceeds: $14,258,118 (cost $14,258,118)	$14,258,118

	Total Short-Term Investments (cost $14,258,118)	14,258,118

	Total Investments (cost $161,232,509) 100.6%	212,103,932

	Liabilities less Other Assets (0.6%)	(1,163,861)

	NET ASSETS 100.0%	$210,940,071

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2013, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	0.7
China	1.1
India	4.8
Ireland	1.1
Taiwan	1.0
United States	91.3

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments	SEPTEMBER 30, 2013

Shares		Value

	COMMON STOCKS 78.4%

	Computer Hardware 3.7%
5,139	Apple, Inc.	$2,450,018

	Consumer Finance 5.9%
29,330	Capital One Financial Corp.	2,016,144
38,000	Discover Financial Services	1,920,520

		3,936,664

	Data Processing & Outsourced Services 7.9%
3,650	MasterCard, Inc., Class A	2,455,647
14,635	Visa, Inc., Class A	2,796,749

		5,252,396

	Diversified REITs 0.3%
177,857	Star Asia Financial Ltd.* *** †	231,214

	Drug Retail 3.9%
47,900	Walgreen Co.	2,577,020

	Health Care Services 1.7%
16,240	Chemed Corp.	1,161,160

	Hypermarkets & Super Centers 1.8%
16,600	Wal-Mart Stores, Inc.	1,227,736

	Integrated Oil & Gas 8.1%
26,900	Occidental Petroleum Corp.	2,516,226
79,754	Suncor Energy, Inc. (Canada)	2,852,617

		5,368,843

	Mortgage REITs 21.1%
197,600	American Capital Mortgage Investment Corp.	3,904,576
108,000	Capstead Mortgage Corp.	1,271,160
123,491	Colony Financial, Inc.	2,467,350
51,900	Hatteras Financial Corp.	971,049
325,000	NorthStar Realty Finance Corp.	3,016,000
101,000	Starwood Property Trust, Inc.	2,420,970

		14,051,105

	Personal Products 4.9%
47,123	Herbalife Ltd.	3,287,772

	Pharmaceuticals 1.5%
26,575	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,004,004

	Railroads 3.9%
25,400	Canadian National Railway Co. (Canada)	2,574,534

	Regional Banks 1.9%
107,056	CapitalSource, Inc.	1,271,825

	Restaurants 2.0%
13,570	McDonald’s Corp.	1,305,570

	Semiconductors 5.9%
50,000	Intel Corp.	1,146,000
35,515	Microchip Technology, Inc.	1,430,900
78,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	1,322,880

		3,899,780

	Specialty Stores 2.1%
18,300	PetSmart, Inc.	1,395,558

	Trading Companies & Distributors 1.8%
4,530	W.W. Grainger, Inc.	1,185,546

	Total Common Stocks (cost $44,907,192)	52,180,745

Shares		Value

	EXCHANGE-TRADED FUNDS 8.0%

	Asset Management & Custody Banks 8.0%
55,600	PowerShares Dynamic Pharmaceuticals Portfolio	$2,559,268
69,900	ProShares VIX Short-Term Futures ETF*	2,757,555

		5,316,823

	Total Exchange-Traded Funds (cost $5,148,801)	5,316,823

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 3.5%

	Specialized Finance 3.5%
226,800	KKR Financial Holdings, LLC	2,342,844

	Total Limited Liability Company Membership Interest (cost $2,005,707)	2,342,844

	LIMITED PARTNERSHIP INTEREST 2.3%

	Asset Management & Custody Banks 2.3%
62,400	Blackstone Group L.P.	1,553,136

	Total Limited Partnership Interest (cost $1,405,302)	1,553,136

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Gold 0.0%
$208,026	Redcorp Ventures Ltd., 13.00%, 7/11/12, Series D*** † §§ (Canada)	$1,030

	Total Corporate Bonds (cost $153,634)	1,030

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments (continued)	SEPTEMBER 30, 2013

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.6%

	Repurchase Agreement 7.6%
$ 5,057,173	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $5,295,000 of United States Treasury Notes 2.000% due 2/15/22; value: $5,162,625; repurchase proceeds: $5,057,173 (cost $5,057,173)	$5,057,173

	Total Short-Term Investments (cost $5,057,173)	5,057,173

	Total Investments (cost $58,677,809) 99.8%	66,451,751

	Other Assets less Liabilities 0.2%	127,271

	NET ASSETS 100.0%	$66,579,022

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Notes 15 and 16).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

§§In default.

ADR American Depositary Receipt.

ETF Exchange-Traded Fund

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2013, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	8.8
Israel	1.6
Taiwan	2.2
United States	87.4

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments	SEPTEMBER 30, 2013

Shares		Value

	COMMON STOCKS 93.9%

	Alternative Carriers 0.4%
77,200	inContact, Inc.*	$638,444

	Apparel Retail 0.9%
41,933	Francesca’s Holdings Corp.*	781,631
23,854	Zumiez, Inc.*	656,820

		1,438,451

	Apparel, Accessories & Luxury Goods 0.6%
13,540	Page Industries Ltd. (India)	950,536

	Application Software 13.3%
21,996	Concur Technologies, Inc.*	2,430,558
139,903	Exa Corp.*	2,167,097
54,318	Interactive Intelligence Group, Inc.*	3,448,650
33,603	QLIK Technologies, Inc.*	1,150,567
77,500	RealPage, Inc.*	1,794,900
228,458	Tangoe, Inc.*	5,451,008
25,285	Ultimate Software Group, Inc.*	3,727,009

		20,169,789

	Asset Management & Custody Banks 2.8%
98,070	SEI Investments Co.	3,031,344
7,415	Virtus Investment Partners, Inc.*	1,205,975

		4,237,319

	Auto Parts & Equipment 1.3%
68,875	WABCO India Ltd. (India)	1,908,763

	Biotechnology 6.3%
207,698	Abcam plc (United Kingdom)	1,702,070
48,781	Cellular Dynamics International, Inc.*	898,058
157,187	ChemoCentryx, Inc.*	873,960
119,834	Cytokinetics, Inc.*	909,540
29,886	Esperion Therapeutics, Inc.*	563,650
104,048	Exact Sciences Corp.*	1,228,807
73,571	OncoGenex Pharmaceutical, Inc.*	682,003
110,930	Sangamo Biosciences, Inc.*	1,162,546
35,144	Seattle Genetics, Inc.*	1,540,362

		9,560,996

	Building Products 0.8%
25,269	Trex Co., Inc.*	1,251,574

	Computer Storage & Peripherals 1.8%
85,566	Fusion-io, Inc.*	1,145,729
272,589	Intevac, Inc.*	1,597,371

		2,743,100

	Construction Materials 0.6%
4,496,994	PT Holcim Indonesia Tbk (Indonesia)	922,311

	Consumer Finance 2.0%
205,406	DFC Global Corp.*	2,257,412
175,465	Mahindra & Mahindra Financial Services Ltd. (India)	720,302

		2,977,714

	Data Processing & Outsourced Services 2.2%
67,375	ExlService Holdings, Inc.*	1,918,840
18,340	Syntel, Inc.	1,469,034

		3,387,874

	Distributors 0.7%
18,246	Pool Corp.	1,024,148

Shares		Value

	Diversified Banks 2.5%
1,749,252	City Union Bank Ltd. (India)	$1,184,702
37,993	HDFC Bank Ltd. (India)	360,085
497,545	Yes Bank Ltd. (India)	2,280,895

		3,825,682

	Electrical Components & Equipment 3.2%
117,332	Polypore International, Inc.*	4,807,092

	Electronic Manufacturing Services 1.0%
27,081	IPG Photonics Corp.	1,524,931

	Environmental & Facilities Services 2.4%
79,099	Waste Connections, Inc.	3,591,886

	Footwear 0.9%
43,764	Skechers U.S.A., Inc., Class A*	1,361,498

	Health Care Equipment 5.0%
257,197	AtriCure, Inc.*	2,824,023
616,085	Cardica, Inc.*	800,911
138,747	Novadaq Technologies, Inc.* (Canada)	2,300,425
67,318	NuVasive, Inc.*	1,648,618

		7,573,977

	Health Care Services 1.6%
22,465	IPC The Hospitalist Co., Inc.*	1,145,940
64,852	National Research Corp., Class A*	1,221,163

		2,367,103

	Industrial Machinery 3.7%
46,150	IDEX Corp.	3,011,288
34,810	Proto Labs, Inc.*	2,659,136

		5,670,424

	Internet Retail 2.9%
147,166	CafePress, Inc.*	900,656
120,445	MakeMyTrip Ltd.* (India)	1,787,404
31,148	Shutterfly, Inc.*	1,740,550

		4,428,610

	Internet Software & Services 7.3%
57,342	Angie’s List, Inc.* ††	1,290,195
80,829	E2open, Inc.*	1,810,569
3,378	Rocket Fuel, Inc.*	181,534
148,928	SciQuest, Inc.*	3,344,923
40,493	SPS Commerce, Inc.*	2,709,791
31,507	Vistaprint N.V.*	1,780,776
91,388	Xtera Communications, Inc.*** †	914

		11,118,702

	IT Consulting & Other Services 4.5%
44,470	Cognizant Technology Solutions Corp., Class A*	3,651,876
257,649	ServiceSource International, Inc.*	3,112,400

		6,764,276

	Leisure Products 1.6%
14,028	Arctic Cat, Inc.	800,297
135,500	Black Diamond, Inc.*	1,647,680

		2,447,977

	Life Sciences Tools & Services 1.0%
37,579	ICON plc* (Ireland)	1,538,109

	Oil & Gas Equipment & Services 1.3%
17,303	Dril-Quip, Inc.*	1,985,519

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments (continued)

Shares		Value

	Oil & Gas Exploration & Production 1.6%
95,930	Northern Oil and Gas, Inc.*	$1,384,270
47,200	Ultra Petroleum Corp.*	970,904

		2,355,174

	Oil & Gas Refining & Marketing 0.3%
224,514	Amyris, Inc.*	518,627

	Packaged Foods & Meats 0.8%
16,866	GlaxoSmithKline Consumer Healthcare Ltd. (India)	1,162,745

	Pharmaceuticals 4.8%
109,979	Cardiovascular Systems, Inc.*	2,205,079
137,983	Cempra, Inc.*	1,586,804
578,683	Horizon Pharma, Inc.*	1,955,949
27,315	Questcor Pharmaceuticals, Inc.	1,584,270

		7,332,102

	Restaurants 1.1%
90,205	Jubilant Foodworks Ltd.* (India)	1,666,930

	Semiconductors 2.7%
18,505	Hittite Microwave Corp.*	1,209,302
13,755	NVE Corp.*	702,055
23,560	Power Integrations, Inc.	1,275,774
22,399	Silicon Laboratories, Inc.*	956,661

		4,143,792

	Specialized Consumer Services 1.5%
148,839	LifeLock, Inc.*	2,207,282

	Specialized Finance 1.2%
98,350	CRISIL Ltd. (India)	1,853,734

	Specialty Chemicals 2.6%
38,288	Balchem Corp.	1,981,404
550,960	EcoSynthetix, Inc.* (Canada)	1,958,351

		3,939,755

	Systems Software 1.7%
41,298	FleetMatics Group plc*	1,550,740
9,552	NetSuite, Inc.*	1,031,043

		2,581,783

	Trading Companies & Distributors 1.0%
18,129	MSC Industrial Direct Co., Inc., Class A	1,474,794

	Trucking 2.0%
94,774	Knight Transportation, Inc.	1,565,667
32,481	Old Dominion Freight Line, Inc.*	1,493,801

		3,059,468

	Total Common Stocks (cost $102,269,558)	142,512,991

	PREFERRED STOCKS 1.4%

	Biotechnology 0.2%
169,492	Nanosys, Inc., Series D Pfd.* *** †	207,102
40,380	Nanosys, Inc., Series E Pfd.* *** †	49,340

		256,442

	Health Care Technology 0.4%
253,064	Data Sciences International, Inc., Series B Pfd.* *** †	654,348
243,902	TherOx, Inc., Series I Pfd.* *** †	2,439

		656,787

Shares		Value

	Oil & Gas Equipment & Services 0.8%
435,920	Drilling Info Holdings, Inc., Series B Pfd.*** †	$1,150,001

	Total Preferred Stocks (cost $3,171,238)	2,063,230

	LIMITED PARTNERSHIP INTEREST 2.7%

	Asset Management & Custody Banks 2.7%
	Greenspring Global Partners II-B, L.P.*** †	2,873,181
	Greenspring Global Partners III-B, L.P.*** †	1,149,822

		4,023,003

	Total Limited Partnership Interest (cost $5,149,999)	4,023,003

	WARRANTS 0.0%

	Health Care Equipment 0.0%
165,000	Cardica, Inc., expiring 9/29/14* *** †	8,250

	Total Warrants (cost $20,625)	8,250

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.0%

	Repurchase Agreement 1.0%
$1,569,502	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $1,605,000 of United States Treasury Notes 1.375% due 9/30/18; value: $1,603,872; repurchase proceeds: $1,569,502†† (cost $1,569,502)	$1,569,502

	Total Short-Term Investments (cost $1,569,502)	1,569,502

	Total Investments (cost $112,180,922) 99.0%	150,176,976

	Other Assets less Liabilities 1.0%	1,520,512

	NET ASSETS 100.0%	$151,697,488

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Notes 15 and 16).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

See Notes to Financial Statements.

SEPTEMBER 30, 2013

At September 30, 2013, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	2.9
India	9.3
Indonesia	0.6
Ireland	1.0
United Kingdom	1.2
United States	85.0

TOTAL	100.0%

WASATCH WORLD INNOVATORS FUND (WAGTX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 90.0%

	Airlines 1.4%
265,000	Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR* (Mexico)	$3,842,500

	Apparel, Accessories & Luxury Goods 1.4%
2,885,511	American Apparel, Inc.*	3,751,164

	Application Software 2.9%
45,021	ESI Group* (France)	1,241,795
34,851	Esker S.A. (France)	658,611
351,500	GameLoft SE* (France)	3,718,344
115,000	Nuance Communications, Inc.*	2,149,925

		7,768,675

	Asset Management & Custody Banks 4.0%
63,300	Ameriprise Financial, Inc.	5,765,364
422,500	WisdomTree Investments, Inc.*	4,905,225

		10,670,589

	Automotive Retail 1.2%
90,485	Mekonomen AB (Sweden)	3,094,466

	Biotechnology 4.9%
902,114	Abcam plc (United Kingdom)	7,392,760
238,960	Myriad Genetics, Inc.*	5,615,560

		13,008,320

	Cable & Satellite 2.3%
102,000	DIRECTV*	6,094,500

	Commercial Printing 1.7%
472,877	InnerWorkings, Inc.*	4,643,652

	Communications Equipment 0.4%
97,171	Infinera Corp.*	1,099,004

	Computer & Electronics Retail 1.3%
129,371	Groupe Fnac* (France)	3,452,880

	Computer Hardware 3.5%
17,864	Apple, Inc.	8,516,662
150,000	Asetek A/S* (Norway)	946,915

		9,463,577

	Consumer Finance 2.3%
46,300	Capital One Financial Corp.	3,182,662
61,000	Discover Financial Services	3,082,940

		6,265,602

	Data Processing & Outsourced Services 4.7%
8,775	MasterCard, Inc., Class A	5,903,645
35,695	Visa, Inc., Class A	6,821,315

		12,724,960

	Drug Retail 1.2%
61,620	Walgreen Co.	3,315,156

	Education Services 1.2%
220,000	Kroton Educacional S.A. (Brazil)	3,118,118

	Electrical Components & Equipment 1.2%
80,029	Polypore International, Inc.*	3,278,788

	Food Distributors 0.9%
101,288	Chefs’ Warehouse, Inc. (The)*	2,339,753

Shares		Value

	Health Care Equipment 4.7%
206,683	DiaSorin S.p.A. (Italy)	$8,904,954
101,824	Ion Beam Applications* (Belgium)	854,003
69,200	Mindray Medical International Ltd. ADR (China)	2,691,188

		12,450,145

	Health Care Services 3.5%
310,606	Bio-Reference Laboratories, Inc.*	9,280,907

	Health Care Supplies 2.0%
1,494,133	Advanced Medical Solutions Group plc (United Kingdom)	2,214,140
19,996	Sartorius Stedim Biotech (France)	3,029,554

		5,243,694

	Health Care Technology 1.2%
49,368	CompuGroup Medical AG (Germany)	1,204,757
109,972	Vocera Communications, Inc.*	2,045,479

		3,250,236

	Home Entertainment Software 2.0%
327,940	Activision Blizzard, Inc.	5,466,760

	Household Appliances 1.9%
60,110	iRobot Corp.*	2,264,344
45,533	SodaStream International Ltd.* (Israel)	2,840,804

		5,105,148

	Internet Retail 5.7%
20,353	Amazon.com, Inc.*	6,363,162
19,755	ASOS plc* (United Kingdom)	1,644,824
3,000	priceline.com, Inc.*	3,032,850
93,742	Start Today Co. Ltd. (Japan)	2,637,731
20,803	zooplus AG* (Germany)	1,403,967

		15,082,534

	Internet Software & Services 10.3%
28,437	Daum Communications Corp. (Korea)	2,452,937
252,658	eBay, Inc.*	14,095,790
7,113	Google, Inc., Class A*	6,230,348
63,000	IAC/InterActiveCorp	3,444,210
371,405	NetGem S.A. (France)	1,331,408
6,528	Xtera Communications, Inc.*** †	65

		27,554,758

	IT Consulting & Other Services 1.2%
39,100	Cognizant Technology Solutions Corp., Class A*	3,210,892

	Managed Health Care 0.5%
136,500	Qualicorp S.A.* (Brazil)	1,243,309

	Movies & Entertainment 1.3%
76,379	CTS Eventim AG (Germany)	3,368,287

	Oil & Gas Refining & Marketing 1.4%
98,900	World Fuel Services Corp.	3,689,959

	Packaged Foods & Meats 1.0%
891,372	Cloetta AB, Class B* (Sweden)	2,591,117

	Personal Products 3.0%
113,801	Herbalife Ltd.	7,939,896

	Pharmaceuticals 3.2%
15,000	Novo Nordisk A/S (Denmark)	2,546,384
10,000	Roche Holding AG (Switzerland)	2,696,666
31,100	Valeant Pharmaceuticals International, Inc.* (Canada)	3,244,663

		8,487,713

SEPTEMBER 30, 2013

Shares		Value

	Publishing 2.8%
348,359	New York Times Co. (The)*	$4,378,872
190,731	News Corp., Class A*	3,063,140

		7,442,012

	Semiconductors 2.0%
2,500	Samsung Electronics Co. Ltd. (Korea)	3,180,031
135,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2,289,600

		5,469,631

	Specialized Finance 2.4%
14,958	IntercontinentalExchange, Inc.*	2,713,680
59,922	MarketAxess Holdings, Inc.	3,597,717

		6,311,397

	Specialty Stores 1.1%
37,500	PetSmart, Inc.	2,859,750

	Systems Software 1.1%
51,300	Check Point Software Technologies Ltd.* (Israel)	2,901,528

	Thrifts & Mortgage Finance 1.2%
58,000	Ocwen Financial Corp.*	3,234,660

	Total Common Stocks (cost $193,350,935)	240,116,037

	PREFERRED STOCKS 1.8%

	Health Care Equipment 1.8%
43,873	Sartorius AG Pfd. (Germany)	4,899,869

	Total Preferred Stocks (cost $3,025,649)	4,899,869

	LIMITED PARTNERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
	Greenspring Global Partners II-B, L.P.*** †	319,242

	Total Limited Partnership Interest (cost $404,865)	319,242

	WARRANTS 0.0%

	Health Care Equipment 0.0%
71,500	Cardica, Inc., expiring 9/29/14* *** †	3,575

	Total Warrants (cost $8,937)	3,575

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.3%

	Repurchase Agreement 7.3%
$19,512,730	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $20,055,000 of United States Treasury Notes 1.375% due 2/28/19; value: $19,904,588; repurchase proceeds: $19,512,730†† (cost $19,512,730)	$19,512,730

	Total Short-Term Investments (cost $19,512,730)	19,512,730

	Total Investments (cost $216,303,116) 99.2%	264,851,453

	Other Assets less Liabilities 0.8%	2,059,492

	NET ASSETS 100.0%	$266,910,945

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Notes 15 and 16).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2013, Wasatch World Innovators Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Belgium	0.4
Brazil	1.8
Canada	1.3
China	1.1
Denmark	1.0
France	5.5
Germany	4.4
Israel	2.3
Italy	3.6
Japan	1.1
Korea	2.3
Mexico	1.6
Norway	0.4
Sweden	2.3
Switzerland	1.1
Taiwan	0.9
United Kingdom	4.6
United States	64.3

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments

Principal Amount		Value

	ASSET BACKED SECURITIES 4.6%

$1,000,000	Cabela’s Master Credit Card Trust, 2.29%, 9/17/18, Series 2010-2A, Class A1†	$1,030,739
1,500,000	Citibank Credit Card Issuance Trust, 5.65%, 9/20/19, Series 2007-A8, Class A8	1,733,622
1,250,000	GE Capital Credit Card Master Note Trust, 2.22%, 1/15/22, Series 2012-2, Class A	1,253,715
585,000	World Financial Network Credit Card Master Trust, 1.76%, 5/17/21, Series 2012-B, Class A	584,970
1,400,000	World Financial Network Credit Card Master Trust, 3.14%, 1/17/23, Series 2012-A, Class A	1,443,170

	Total Asset Backed Securities (cost $6,110,702)	6,046,216

	COLLATERALIZED MORTGAGE OBLIGATIONS 18.8%

106,822	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.344%, 11/10/42, Series 2005-1, Class A4†††	109,170
23,455	Banc of America Mortgage Securities, Inc., 2.957%, 2/25/33, Series 2003-A, Class 3A1†††	22,624
37,042	Bear Stearns Commercial Mortgage Securities, 4.735%, 9/11/42, Series 2005-PWR9, Class A2	37,054
58,628	Countrywide Home Loan Mortgage Pass Through Trust, 4.50%, 8/25/19, Series 2004-J7, Class 2A1	59,059
526,638	Federal Home Loan Mortgage Corp., 1.50%, 9/15/22, Series 3760, Class BA	525,509
999,976	Federal Home Loan Mortgage Corp., 1.50%, 7/15/23, Series 4221, Class HJ	992,035
94,316	Federal Home Loan Mortgage Corp., 1.50%, 4/15/24, Series 3780, Class TA	93,987
54,548	Federal Home Loan Mortgage Corp., 2.29%, 11/1/35, Series 1M0010†††	57,721
103,726	Federal Home Loan Mortgage Corp., 2.397%, 5/1/31, Series 847292†††	110,665
76,011	Federal Home Loan Mortgage Corp., 2.432%, 12/1/32, Series 847527†††	80,368
25,135	Federal Home Loan Mortgage Corp., 2.621%, 8/1/33, Series 847281†††	26,624
314,808	Federal Home Loan Mortgage Corp., 3.278%, 1/1/25, Series 775629†††	315,399
213,089	Federal Home Loan Mortgage Corp., 3.462%, 5/1/25, Series 775617†††	223,273
192,285	Federal Home Loan Mortgage Corp., 5.50%, 5/15/15, Series 2808, Class VA	198,488
63,082	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	68,931
249,024	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	271,138
307,794	Federal National Mortgage Assoc., 1.935%, 12/1/35, Series 848390†††	322,568
861,493	Federal National Mortgage Assoc., 2.00%, 4/25/42, Series 2012-82, Class E	812,385
378,502	Federal National Mortgage Assoc., 2.079%, 1/1/35, Series 825245†††	400,133
101,563	Federal National Mortgage Assoc., 2.285%, 11/1/34, Series 782320†††	107,622
143,189	Federal National Mortgage Assoc., 2.724%, 2/1/21, Series 313380†††	149,357
115,608	Federal National Mortgage Assoc., 2.766%, 1/1/18, Series 57735†††	118,736
1,365,875	Federal National Mortgage Assoc., 3.00%, 1/1/28, Series AB7546	1,415,833

Principal Amount		Value

$ 199,280	Federal National Mortgage Assoc., 3.50%, 6/25/23, Series 2003-46, Class LD	$209,293
1,907,783	Federal National Mortgage Assoc., 3.50%, 6/1/32, Series AL2525	1,981,540
1,371,876	Federal National Mortgage Assoc., 3.50%, 5/1/33, Series AB9412	1,421,083
202,664	Federal National Mortgage Assoc., 3.875%, 1/25/39, Series 2009-2, Class WJ	215,280
99,993	Federal National Mortgage Assoc., 4.00%, 10/25/32, Series 2003-28, Class GA	103,091
121,722	Federal National Mortgage Assoc., 4.071%, 7/1/19, Series 070377†††	126,538
328,376	Federal National Mortgage Assoc., 4.50%, 6/25/29, Series 2005-121, Class V	337,165
83,196	Federal National Mortgage Assoc., 5.00%, 7/25/23, Series 2005-4, Class VG	83,260
250,000	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	278,119
262,855	Government National Mortgage Assoc., 1.625%, 1/20/30, Series 80364†††	273,539
647,742	Government National Mortgage Assoc., 1.625%, 6/20/30, Series 80416†††	674,891
499,118	Government National Mortgage Assoc., 1.75%, 9/20/34, Series 81054†††	518,903
568,121	Government National Mortgage Assoc., 2.25%, 7/20/34, Series 80987†††	589,619
616,091	Government National Mortgage Assoc., 3.00%, 8/20/38, Series 2010-47, Class CG	637,096
624,915	Government National Mortgage Assoc., 3.00%, 12/20/38, Series 2010-89, Class PA	647,474
1,038,479	Government National Mortgage Assoc., 3.00%, 5/20/39, Series 2010-68, Class YE	1,071,537
628,606	Government National Mortgage Assoc., 3.00%, 6/20/41, Series 2011-138, Class PN	635,762
801,140	Government National Mortgage Assoc., 3.50%, 1/20/37, Series 2009-31, Class PD	823,795
1,530,642	Government National Mortgage Assoc., 3.50%, 6/20/39, Series 2010-129, Class NU	1,596,326
302,741	Government National Mortgage Assoc., 4.00%, 6/20/38, Series 2009-69, Class WC	316,444
767,501	Government National Mortgage Assoc., 4.00%, 9/20/38, Series 2009-108, Class WG	806,934
659,403	Government National Mortgage Assoc., 4.00%, 3/20/39, Series 2009-31, Class TA	699,814
648,226	Government National Mortgage Assoc., 4.00%, 4/16/39, Series 2009-110, Class AB	678,717
601,002	Government National Mortgage Assoc., 4.00%, 8/20/39, Series 2009-69, Class PV	636,858
351,872	Government National Mortgage Assoc., 4.50%, 6/20/34, Series 2009-101, Class G	362,369
173,699	Government National Mortgage Assoc., 4.50%, 8/20/34, Series 2009-36, Class G	177,321
321,112	Government National Mortgage Assoc., 4.50%, 8/16/35, Series 2009-62, Class DT	329,153
334,658	Government National Mortgage Assoc., 4.50%, 2/20/38, Series 2009-55, Class NP	351,092
538,155	Government National Mortgage Assoc., 4.50%, 3/20/39, Series 2009-14, Class AG	578,600
79,149	Government National Mortgage Assoc., 4.658%, 12/16/30, Series 2005-12, Class C	80,284
126,564	Government National Mortgage Assoc., 5.00%, 9/16/31, Series 2009-38, Class A	129,448
500,000	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	542,390
81,606	Government National Mortgage Assoc., 5.00%, 8/20/39, Series 004513	86,769

	Total Collateralized Mortgage Obligations (cost $24,396,820)	24,519,183

SEPTEMBER 30, 2013

Principal Amount		Value

	CORPORATE BONDS 39.6%

	Aerospace & Defense 0.5%
$ 600,000	Lockheed Martin Corp., 3.35%, 9/15/21	$599,276

	Air Freight & Logistics 0.5%
620,000	United Parcel Service, Inc., 5.50%, 1/15/18	711,668

	Automotive Retail 0.6%
775,000	AutoZone, Inc., 5.50%, 11/15/15	845,207

	Beverages — Non-alcoholic 1.1%
500,000	PepsiAmericas, Inc., 5.00%, 5/15/17	554,110
750,000	PepsiCo, Inc., 5.00%, 6/1/18	849,297

		1,403,407

	Computer Hardware 0.8%
1,000,000	Hewlett-Packard Co., 2.60%, 9/15/17	1,009,763

	Construction & Farm Machinery & Heavy Trucks 1.2%
500,000	Caterpillar Financial Services Corp., 5.85%, 9/1/17 MTN	576,758
1,000,000	John Deere Capital Corp., 2.25%, 4/17/19	1,004,691

		1,581,449

	Cosmetics & Toiletries 0.4%
422,913	Procter & Gamble — ESOP, 9.36%, 1/1/21, Series A	544,545

	Distillers & Vintners 0.4%
504,000	Diageo Capital plc, 7.375%, 1/15/14 (United Kingdom)	513,842

	Diversified Banks 7.0%
1,000,000	Bank of America Corp., 3.75%, 7/12/16, Series 1	1,059,685
1,250,000	Bank of America Corp., 7.375%, 5/15/14 MTN	1,301,041
1,250,000	Bank of Montreal, 1.45%, 4/9/18 MTN (Canada)	1,221,530
1,250,000	Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16	1,315,576
500,000	SouthTrust Corp., 5.80%, 6/15/14	517,643
1,000,000	US Bancorp, 2.20%, 11/15/16 MTN	1,030,160
1,125,000	US Bancorp, 3.00%, 3/15/22 MTN	1,097,253
750,000	Wachovia Corp., 5.25%, 8/1/14	778,759
700,000	Wachovia Corp., 5.75%, 2/1/18 MTN	808,614

		9,130,261

	Diversified Financial Services 2.9%
2,350,000	General Electric Capital Corp., 5.40%, 2/15/17 MTN	2,643,186
1,000,000	General Electric Capital Corp., 5.625%, 5/1/18	1,147,436

		3,790,622

	Electric — Integrated 0.5%
659,000	Southern Co. (The), 2.375%, 9/15/15, Series A	677,427

	Enterprise Software & Services 0.9%
1,000,000	Oracle Corp., 5.75%, 4/15/18	1,164,590

	Finance — Auto Loans 0.6%
750,000	PACCAR Financial Corp., 1.60%, 3/15/17 MTN	747,508

	Finance — Credit Card 0.9%
975,000	American Express Co., 6.15%, 8/28/17	1,136,738

Principal Amount		Value

	Finance — Other Services 0.4%
$ 500,000	Sun Canada Financial Co., 7.25%, 12/15/15†	$546,735

	Footwear 0.5%
600,000	Nike, Inc., 5.15%, 10/15/15 MTN	647,910

	Health Care Equipment 0.2%
250,000	Baxter International, Inc., 4.625%, 3/15/15	264,525

	Industrial Gases 0.5%
600,000	Praxair, Inc., 4.625%, 3/30/15	636,044

	Instruments — Scientific 0.6%
700,000	Thermo Fisher Scientific, Inc., 4.70%, 5/1/20	744,418

	Integrated Oil & Gas 0.6%
750,000	BP Capital Markets plc, 1.375%, 5/10/18 (United Kingdom)	727,558

	Integrated Telecommunication Services 1.5%
108,239	Ameritech Capital Funding, 9.10%, 6/1/16	121,963
870,000	AT&T, Inc., 5.50%, 2/1/18	986,348
300,000	Verizon Communications, Inc., 5.50%, 2/15/18	339,797
520,000	Verizon Communications, Inc., 5.55%, 2/15/16	571,797

		2,019,905

	Investment Banking & Brokerage 0.6%
700,000	Morgan Stanley, 5.50%, 7/24/20 MTN	772,645

	Life & Health Insurance 1.1%
850,000	Prudential Financial, Inc., 6.20%, 1/15/15	907,513
480,000	Prudential Holdings, LLC, 7.245%, 12/18/23, Series FSA†	581,181

		1,488,694

	Medical Instruments 0.9%
1,100,000	Medtronic, Inc., 4.45%, 3/15/20	1,204,560

	Medical — Drugs 0.6%
575,000	Pharmacia Corp., 6.75%, 12/15/27	725,817

	Medical — Health Maintenance Organizations 0.8%
1,000,000	WellPoint, Inc., 4.35%, 8/15/20	1,062,290

	Movies & Entertainment 0.7%
300,000	Walt Disney Co. (The), 2.75%, 8/16/21	293,385
250,000	Walt Disney Co. (The), 4.50%, 12/15/13 MTN	252,079
350,000	Walt Disney Co. (The), 6.00%, 7/17/17, Series C MTN	405,832

		951,296

	Multimedia 0.7%
800,000	NBCUniversal Media, LLC, 5.15%, 4/30/20	907,171

	Oil Companies — Exploration & Production 0.5%
600,000	Apache Finance Canada Corp., 4.375%, 5/15/15 (Canada)	635,335

	Oil Companies — Integrated 1.1%
750,000	ConocoPhillips, 5.75%, 2/1/19	874,533
500,000	XTO Energy, Inc., 5.75%, 12/15/13	505,365

		1,379,898

	Other Diversified Financial Services 1.1%
1,350,000	JPMorgan Chase & Co., 4.35%, 8/15/21	1,398,426

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

	Pharmaceuticals 2.9%
$ 745,000	AstraZeneca plc, 5.90%, 9/15/17 (United Kingdom)	$866,843
795,000	Cardinal Health, Inc., 6.00%, 6/15/17	899,043
1,000,000	Johnson & Johnson, 5.55%, 8/15/17	1,156,895
725,000	Pharmacia Corp., 6.50%, 12/1/18	879,854

		3,802,635

	Railroads 0.9%
1,000,000	Union Pacific Corp., 5.70%, 8/15/18	1,157,682

	Regional Banks 2.4%
1,000,000	BB&T Corp., 2.15%, 3/22/17 MTN	1,016,322
700,000	Fifth Third Bancorp, 5.45%, 1/15/17	770,030
600,000	SunTrust Bank, 1.248%, 6/30/14†††	591,399
750,000	SunTrust Banks, Inc., 3.50%, 1/20/17	793,106

		3,170,857

	Semiconductor Equipment 0.2%
250,000	Applied Materials, Inc., 2.65%, 6/15/16	260,185

	Special Purpose Entity 0.4%
525,000	Principal Life Global Funding I, 5.05%, 3/15/15†	555,885

	Specialty Chemicals 1.2%
1,150,000	Lubrizol Corp., 8.875%, 2/1/19	1,525,029

	Steel 0.9%
1,000,000	Nucor Corp., 5.75%, 12/1/17	1,134,437

	Total Corporate Bonds (cost $51,138,788)	51,576,240

	MUNICIPAL BONDS 2.1%

650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	727,727
778,712	Minnesota Housing Finance Agency, 2.70%, 9/1/41	754,213
500,000	Richmond Joint Powers Financing Authority, 8.25%, 7/1/19, Class B	613,500
500,000	State of Louisiana, 5.00%, 7/15/26, Series C	566,370

	Total Municipal Bonds (cost $2,481,733)	2,661,810

Shares		Value

	MUTUAL FUNDS 0.7%

54,453	Eaton Vance Short Duration Diversified Income Fund	$843,477

	Total Mutual Funds (cost $833,649)	843,477

	EXCHANGE-TRADED FUNDS 1.9%

	Asset Management & Custody Banks 1.9%
6,000	iShares iBoxx Investment Grade Corporate Bond Fund ETF	681,120
23,000	iShares S&P US Preferred Stock Index Fund ETF	874,000
50,000	Market Vectors Preferred Securities ex Financials ETF	964,450

		2,519,570

	Total Exchange-Traded Funds (cost $2,491,657)	2,519,570

Principal Amount		Value

	U.S. GOVERNMENT AGENCY SECURITIES 21.4%

$1,000,000	Federal Farm Credit Bank, 2.65%, 5/11/15	$1,037,599
1,000,000	Federal Farm Credit Bank, 3.85%, 2/11/15	1,048,876
1,000,000	Federal Farm Credit Bank, 3.875%, 10/7/13	1,000,632
650,000	Federal Farm Credit Bank, 4.875%, 4/1/14	665,543
1,500,000	Federal Home Loan Bank, 1.00%, 12/28/22, Series 0006##	1,442,460
1,500,000	Federal Home Loan Bank, 1.04%, 5/29/18	1,450,363
1,000,000	Federal Home Loan Bank, 1.25%, 10/25/22, Series 0001##	927,456
2,000,000	Federal Home Loan Bank, 1.50%, 11/8/22, Series 0000##	1,869,186
1,415,000	Federal Home Loan Bank, 3.625%, 3/10/17	1,537,301
2,000,000	Federal Home Loan Mortgage Corp., 2.00%, 10/22/21 MTN	1,885,504
1,000,000	Federal Home Loan Mortgage Corp., 2.25%, 9/26/18 MTN	1,006,879
2,000,000	Federal Home Loan Mortgage Corp., 2.50%, 5/27/16	2,096,006
1,300,000	Federal Home Loan Mortgage Corp., 3.00%, 7/28/14	1,330,000
700,000	Federal Home Loan Mortgage Corp., 4.75%, 11/17/15	763,675
1,000,000	Federal National Mortgage Assoc., 1.00%, 12/28/18##	972,780
1,050,000	Federal National Mortgage Assoc., 2.05%, 5/23/17	1,085,837
2,200,000	Federal National Mortgage Assoc., 2.625%, 11/20/14	2,261,699
1,800,000	Federal National Mortgage Assoc., 4.875%, 12/15/16	2,027,729
528,803	New Valley Generation IV, 4.687%, 1/15/22	577,294
800,000	Tennessee Valley Authority, 3.875%, 2/15/21	859,382
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,190,387
1,000,000	Tennessee Valley Authority Generic Strip, 0.00%, 11/1/18, Series C###	897,048

	Total U.S. Government Agency Securities (cost $27,991,082)	27,933,636

	U.S. TREASURY INFLATION PROTECTED BONDS 0.5%

613,261	U.S. Treasury Bond, 1.625%, 1/15/18#	673,964

	Total U.S. Treasury Inflation Protected Bonds (cost $602,909)	673,964

	U.S. TREASURY NOTES 8.6%

4,625,000	U.S. Treasury Note, 3.25%, 12/31/16	4,994,640
950,000	U.S. Treasury Note, 3.375%, 11/15/19	1,042,031
4,700,000	U.S. Treasury Note, 3.625%, 8/15/19	5,217,000

	Total U.S. Treasury Notes (cost $11,154,309)	11,253,671

SEPTEMBER 30, 2013

Shares		Value

	PREFERRED STOCKS 0.7%
	Investment Banking & Brokerage 0.2%
10,000	Morgan Stanley Cap TR VI, 6.60%, Pfd.	$249,300

	Life & Health Insurance 0.2%
10,000	MetLife, Inc., 6.50%, Series B Pfd.§§§	248,900

	Other Diversified Financial Services 0.3%
15,000	JPMorgan Chase Capital XXIX, 6.70%, Pfd.	381,300

	Total Preferred Stocks (cost $876,467)	879,500

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$589,718	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $610,000 of United States Treasury Notes 1.375% due 2/28/19; value: $605,425; repurchase proceeds: $589,718 (cost $589,718)	$589,718

	Total Short-Term Investments (cost $589,718)	589,718

	Total Investments (cost $128,667,834) 99.4%	129,496,985

	Other Assets less Liabilities 0.6%	788,323

	NET ASSETS 100.0%	$130,285,308

†Liquid security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933.

†††Variable rate securities.

§§§Perpetual maturity. Callable any time after first call date. Maturity date is next call date.

#Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on a principal amount that is adjusted for inflation based on the Consumer Price Index.

##Step Bond. The rate shown is as of December 31, 2012 and will reset at a future date.

###Zero coupon bond.

ETF Exchange-Traded Fund

MTN Medium Term Note.

See Notes to Financial Statements.

At September 30, 2013, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	1.5
United Kingdom	1.6
United States	96.9

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	SEPTEMBER 30, 2013

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.1%

$9,100,000	U.S. Treasury Bond, 2.75%, 8/15/42	$7,543,045
13,500,000	U.S. Treasury Bond, 2.75%, 11/15/42	11,173,356
28,000,000	U.S. Treasury Bond, 3.125%, 11/15/41	25,248,132
21,000,000	U.S. Treasury Bond, 3.125%, 2/15/42	18,906,552
9,700,000	U.S. Treasury Bond, 3.50%, 2/15/39	9,515,098
4,035,000	U.S. Treasury Bond, 4.25%, 5/15/39	4,481,372
1,400,000	U.S. Treasury Bond, 4.375%, 2/15/38	1,585,282
1,040,000	U.S. Treasury Bond, 4.375%, 5/15/40	1,176,824
10,000,000	U.S. Treasury Bond, 4.50%, 5/15/38	11,537,500
48,400,000	U.S. Treasury Strip, principal only, 5/15/30	26,979,418
52,300,000	U.S. Treasury Strip, principal only, 2/15/31	28,208,685
54,837,000	U.S. Treasury Strip, principal only, 2/15/37	22,635,178
35,150,000	U.S. Treasury Strip, principal only, 5/15/39	13,128,033
26,000,000	U.S. Treasury Strip, principal only, 5/15/40	9,282,442

	Total U.S. Government Obligations (cost $193,075,388)	191,400,917

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
$ 1,395,998	Repurchase Agreement dated 9/30/13, 0.00% due 10/1/13 with State Street Bank and Trust Co. collateralized by $1,425,000 of United States Treasury Notes 1.375% due 9/30/18; value: $1,423,998; repurchase proceeds: $1,395,998 (cost $1,395,998)	$1,395,998

	Total Short-Term Investments (cost $1,395,998)	1,395,998

	Total Investments (cost $194,471,386) 99.8%	192,796,915

	Other Assets less Liabilities 0.2%	433,982

	NET ASSETS 100.0%	$193,230,897

	See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND[1]

Assets:
Investments, at cost
Unaffiliated issuers	$561,288,541	$12,499,120	$53,030,191
Affiliated issuers[2]	—	—	—
Repurchase agreements	92,347,583	3,366,516	5,616,671

	$653,636,124	$15,865,636	$58,646,862

Investments, at market value
Unaffiliated issuers	$862,432,216	$12,495,905	$51,867,766
Affiliated issuers[2]	—	—	—
Repurchase agreements	92,347,583	3,366,516	5,616,671

	954,779,799	15,862,421	57,484,437
Cash	—	—	—
Foreign currency on deposit (cost of $0, $100,802, $196,068, $2,142,491, $227,982, $212,154, $0 and $433,629, respectively)	—	100,596	196,143
Receivable for investment securities sold	—	—	1,780,057
Capital shares receivable	2,169,692	15,250	119,811
Interest and dividends receivable	45,963	1,410	27,471
Prepaid expenses and other assets	60,029	8,518	4,671

Total Assets	957,055,483	15,988,195	59,612,590

Liabilities:
Payable for securities purchased	10,707,384	15,576	1,157,567
Capital shares payable	1,061,950	—	142,228
Payable to Advisor	760,669	109	54,025
Accrued fund administration fees	20,785	261	1,174
Accrued expenses and other liabilities	229,209	34,669	21,945
Foreign capital gains taxes payable	—	—	—
Line of credit payable	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—

Total Liabilities	12,779,997	50,615	1,376,939

Net Assets	$944,275,486	$15,937,580	$58,235,651

Net Assets Consist of:
Capital stock	$179,901	$89,500	$60,762
Paid-in-capital in excess of par	635,931,191	17,141,031	61,143,050
Undistributed net investment income (loss)	(3,365,724)	(205,877)	(3,596)
Undistributed net realized gain (loss) on investments and foreign currency translations	10,386,443	(1,083,669)	(1,800,124)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	301,143,675	(3,405)	(1,164,441)

Net Assets	$944,275,486	$15,937,580	$58,235,651

Net Assets
Investor Class	924,304,072	15,937,580	29,374,427
Institutional Class	19,971,414	—	28,861,224

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	17,610,166	8,949,990	3,074,065
Institutional Class	379,928	—	3,002,152

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$52.49	$1.78	$9.56

Institutional Class	$52.57	$—	$9.61

[1]	Fund inception date was December 13, 2012.

[2]	See Note 10 for information on affiliated issuers.

[3]	Prior period adjustment for dividends of $118,426 reclassed to return of capital.

See Notes to Financial Statements.

SEPTEMBER 30, 2013

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND		HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND

$1,569,135,032	$664,815,889	$154,516,359		$75,085,988	$1,025,774,701
19,120,502	—	—		—	—
83,952,965	11,215,471	—		5,023,647	40,121,848

$1,672,208,499	$676,031,360	$154,516,359		$80,109,635	$1,065,896,549

$1,698,762,741	$710,258,026	$215,680,199		$115,673,050	$1,294,421,979
20,305,708	—	—		—	—
83,952,965	11,215,471	—		5,023,647	40,121,848

1,803,021,414	721,473,497	215,680,199		120,696,697	1,334,543,827
—	5,590,009	—		—	—
2,143,010	227,799	212,157		—	433,577
4,426,014	4,086,597	6,885,165		1,139,440	309
3,543,590	1,511,024	328,811		7,021	3,775,144
675,187	1,293,406	123,987		35,989	1,816,465
99,408	73,856	25,022		10,193	88,352

1,813,908,623	734,256,188	223,255,341		121,889,340	1,340,657,674

18,895,461	884,840	—		836,334	1,919,321
1,310,242	251,225	180,819		55,413	1,248,578
2,397,151	717,054	266,720		72,856	1,329,018
39,961	15,736	4,752		2,713	28,250
723,408	588,292	92,509		51,353	408,419
4,861,275	1,104,733	—		—	—
—	—	2,250,304		—	—
—	—	—		—	8,792,817

28,227,498	3,561,880	2,795,104		1,018,669	13,726,403

$1,785,681,125	$730,694,308	$220,460,237		$120,870,671	$1,326,931,271

$6,697,833	$2,462,899	$480,846		$81,060	$461,332
1,637,863,815	684,324,538	137,517,439		78,738,754	1,044,364,296
(9,939,545)	1,455,556	(1,365,700)		(207,145)	289,407
25,115,217	(1,930,962)	22,666,310	[3]	1,670,774	21,958,765
125,943,805	44,382,277	61,161,342	[3]	40,587,228	259,857,471

$1,785,681,125	$730,694,308	$220,460,237		$120,870,671	$1,326,931,271

1,785,681,125	730,694,308	220,460,237		120,870,671	1,326,931,271
—	—	—		—	—

669,783,254	246,289,944	48,084,567		8,106,009	46,133,241
—	—	—		—	—

$2.67	$2.97	$4.58		$14.91	$28.76

$—	$—	$—		$—	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND	LONG/SHORT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$211,621,424	$643,663,297	$1,535,419,131
Affiliated issuers[1]	—	—	18,999,584
Repurchase agreements	6,757,604	4,064,176	420,047,299

	$218,379,028	$647,727,473	$1,974,466,014

Investments, at market value
Unaffiliated issuers	$272,235,290	$782,196,476	$1,840,348,475
Affiliated issuers[1]	—	—	37,870,771
Repurchase agreements	6,757,604	4,064,176	420,047,299

	278,992,894	786,260,652	2,298,266,545
Cash	—	—	—
Foreign currency on deposit (cost of $80,161, $0, $0, $0, $32,111, $5, $61,527 and $2, respectively)	80,162	—	—
Receivable for investment securities sold	—	19,131,574	47,367,752
Receivable from broker for securities sold short	—	—	223,183,053
Capital shares receivable	689,878	211,221	2,826,122
Interest and dividends receivable	387,491	1,043,003	1,240,836
Prepaid expenses and other assets	20,784	113,283	104,868

Total Assets	280,171,209	806,759,733	2,572,989,176

Liabilities:
Call options written at value (premiums of $0, $0, $6,528,848, $0, $61,910, $0, $0 and $0, respectively)	—	—	2,774,666
Securities sold short, at value (proceeds of $0, $0, $251,941,685, $0, $0, $0, $0 and $0, respectively)	—	—	254,008,386
Payable for securities purchased	922,456	1,402,763	8,297,677
Capital shares payable	89,327	1,790,194	1,046,223
Dividends payable to shareholders	—	38,110	—
Payable to Advisor	382,269	718,914	2,023,335
Accrued fund administration fees	6,138	24,882	51,636
Accrued expenses and other liabilities	169,408	430,877	391,376
Foreign capital gains taxes payable	50,645	—	—
Dividends payable on securities sold short	—	—	245,481
Unrealized depreciation on forward foreign currency exchange contracts	335,161	—	—

Total Liabilities	1,955,404	4,405,740	268,838,780

Net Assets	$278,215,805	$802,353,993	$2,304,150,396

Net Assets Consist of:
Capital stock	$944,785	$484,175	$1,455,888
Paid-in-capital in excess of par	200,082,047	450,660,452	1,945,909,791
Undistributed net investment income (loss)	(121,228)	411,711	—
Undistributed net realized gain (loss) on investments, options and foreign currency translations	17,084,265	212,264,572	31,296,705
Net unrealized appreciation on investments and foreign currency translations	60,225,936	138,533,083	325,488,012

Net Assets	$278,215,805	$802,353,993	$2,304,150,396

Net Assets
Investor Class	278,215,805	786,910,364	1,479,370,542
Institutional Class	—	15,443,629	824,779,854	[2]

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	94,478,545	47,485,395	93,494,014
Institutional Class	—	932,152	52,094,745	[2]

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$2.94	$16.57	$15.82

Institutional Class	$—	$16.57	$15.83	[2]

[1]See	Note 10 for information on affiliated issuers.

[2]Institutional	Class inception date was December 13, 2012.

[3]Prior	period adjustment for dividends of $12,686 reclassed to return of capital.

See Notes to Financial Statements.

SEPTEMBER 30, 2013

MICRO CAP FUND	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND

$172,468,798	$112,560,059	$1,263,357,935	$146,974,391	$53,620,636
1,540,000	—	124,415,394	—	—
16,582,893	12,393,598	172,712,553	14,258,118	5,057,173

$190,591,691	$124,953,657	$1,560,485,882	$161,232,509	$58,677,809

$306,721,150	$155,818,612	$2,170,727,863	$197,845,814	$61,394,578
63,140	—	140,892,537	—	—
16,582,893	12,393,598	172,712,553	14,258,118	5,057,173

323,367,183	168,212,210	2,484,332,953	212,103,932	66,451,751
—	—	—	—	8,956
—	32,107	6	61,527	6
—	—	—	265,510	—
—	—	—	—	—
468,496	18,771	8,895,587	86,594	3,369
29,252	70,748	326,252	123,718	320,584
15,685	12,806	76,949	12,980	6,840

323,880,616	168,346,642	2,493,631,747	212,654,261	66,791,506

—	95,250	—	—	—
—	—	—	—	—
—	1,350,944	974,796	1,373,660	—
16,172	37,431	2,529,842	90,002	139,021
—	—	—	—	5,072
506,805	270,885	2,012,029	169,550	39,550
7,000	3,624	54,000	4,679	1,466
77,561	67,843	789,402	76,299	27,375
98,353	33,241	240,916	—	—
—	—	—	—	—
—	—	—	—	—

705,891	1,859,218	6,600,985	1,714,190	212,484

$323,174,725	$166,487,424	$2,487,030,762	$210,940,071	$66,579,022

$435,536	$482,971	$484,661	$411,889	$60,106
218,223,832	95,781,670	1,528,223,025	228,468,838	58,735,125
(3,180,093)	—	4,321,051	(900,175)	(163,943)
(24,981,978)	27,041,383	30,846,947	(67,913,034)[3]	173,295
132,677,428	43,181,400	923,155,078	50,872,553 [3]	7,774,439

$323,174,725	$166,487,424	$2,487,030,762	$210,940,071	$66,579,022

323,174,725	166,487,424	2,487,030,762	201,581,043	66,579,022
—	—	—	9,359,028	—

43,553,562	48,297,076	48,466,102	39,367,943	6,010,558
—	—	—	1,820,966	—

$7.42	$3.45	$51.31	$5.12	$11.08

$—	$—	$—	$5.14	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	SEPTEMBER 30, 2013

	ULTRA GROWTH FUND	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$110,611,420	$196,790,386	$128,078,116	$193,075,388
Repurchase agreements	1,569,502	19,512,730	589,718	1,395,998

	$112,180,922	$216,303,116	$128,667,834	$194,471,386

Investments, at market value
Unaffiliated issuers	$148,607,474	$245,338,723	$128,907,267	$191,400,917
Repurchase agreements	1,569,502	19,512,730	589,718	1,395,998

	150,176,976	264,851,453	129,496,985	192,796,915
Cash	—	99,801	1,927	—
Receivable for investment securities sold	1,722,674	2,763,443	—	—
Capital shares receivable	1,268	870,969	3,489	65,645
Interest and dividends receivable	517	56,091	911,695	889,623
Prepaid expenses and other assets	10,921	18,339	5,556	17,654

Total Assets	151,912,356	268,660,096	130,419,652	193,769,837

Liabilities:
Payable for securities purchased	—	1,271,100	—	—
Capital shares payable	20,164	69,667	1,509	323,309
Dividends payable to shareholders	—	—	31,143	67,271
Payable to Advisor	123,341	323,955	58,971	80,302
Accrued fund administration fees	3,343	5,775	2,956	4,564
Accrued expenses and other liabilities	68,020	78,654	39,765	63,494

Total Liabilities	214,868	1,749,151	134,344	538,940

Net Assets	$151,697,488	$266,910,945	$130,285,308	$193,230,897

Net Assets Consist of:
Capital stock	$61,746	$115,297	$128,573	$126,072
Paid-in-capital in excess of par	102,389,143	209,837,194	129,809,041	201,575,606
Undistributed net investment income (loss)	3,576,821	(1,845,482)	55,524	15,441
Undistributed net realized gain (loss) on investments and foreign currency translations	8,068,151	10,315,388	(536,981)	(6,811,751)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	37,601,627	48,488,548	829,151	(1,674,471)

Net Assets	$151,697,488	$266,910,945	$130,285,308	$193,230,897

Net Assets
Investor Class	151,697,488	266,910,945	130,285,308	193,230,897

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	6,174,576	11,529,700	12,857,335	12,607,200

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$24.57	$23.15	$10.13	$15.33

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND[1]

Investment Income:
Interest	$5,265	$35	$169
Dividends[2]
Unaffiliated issuers	6,282,641	135,713	356,446

Total investment income	6,287,906	135,748	356,615

Expenses:
Investment advisory fees	7,620,293	212,292	277,075
Shareholder servicing fees — Investor Class	994,277	55,325	58,774
Shareholder servicing fees — Institutional Class	5,696	—	4,660
Fund administration fees	110,823	2,337	3,355
Fund accounting fees	75,050	25,032	12,994
Reports to shareholders — Investor Class	80,123	5,012	2,971
Reports to shareholders — Institutional Class	3,568	—	2,196
Custody fees	93,365	55,662	30,806
Federal and state registration fees — Investor Class	87,357	20,639	8,906
Federal and state registration fees — Institutional Class	15,345	—	2,457
Legal fees	35,179	602	2,664
Trustees’ fees	55,321	1,304	916
Interest	4,719	752	147
Offering and organization costs	—	—	76,772
Audit fees	28,280	25,119	25,787
Other expenses	36,278	18,849	8,448

Total expenses before reimbursement	9,245,674	422,925	518,928
Reimbursement of expenses by Advisor	(27,518)	(146,193)	(156,490)

Net Expenses	9,218,156	276,732	362,438

Net Investment Income (Loss)	(2,930,250)	(140,984)	(5,823)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	45,779,034	(239,097)	(1,787,930)
Net realized gain on options	150,916	—	—
Realized foreign capital gains taxes	—	—	(11,910)
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	138,151,941	(1,255,848)	(1,164,441)
Change in deferred foreign capital gains taxes	—	64,914	—

Net gain (loss) on investments	184,081,891	(1,430,031)	(2,964,281)

Net Increase (Decrease) in Net Assets Resulting from Operations	$181,151,641	$(1,571,015)	$(2,970,104)

[1]	Fund inception date was December 13, 2012.

[2]	Net of $76,644, $0, $48,406, $4,368,741, $1,175,571, $145,738, $14,227 and $1,049,687 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2013

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND

$2,942	$2,227	$426	$604	$3,358

37,709,708	11,951,917	2,059,461	1,278,924	15,067,576

37,712,650	11,954,144	2,059,887	1,279,528	15,070,934

30,612,219	6,838,711	2,812,539	812,250	10,832,344
2,373,799	1,070,652	252,736	210,125	1,023,707
—	—	—	—	—
255,470	55,357	27,539	17,231	124,525
170,097	61,968	40,284	21,465	96,266
181,964	100,864	36,757	13,366	86,398
—	—	—	—	—
2,059,192	1,133,147	83,751	5,369	447,957
154,807	139,305	38,707	23,507	173,689
—	—	—	—	—
60,285	9,152	5,894	3,705	23,344
137,250	16,125	14,191	9,597	51,310
11,898	2,111	2,618	782	4,985
—	26,484	—	—	—
31,925	34,482	26,719	25,118	25,118
70,942	6,707	27,521	11,325	47,345

36,119,848	9,495,065	3,369,256	1,153,840	12,936,988
(1,997,193)	(700,327)	—	(50,719)	—

34,122,655	8,794,738	3,369,256	1,103,121	12,936,988

3,589,995	3,159,406	(1,309,369)	176,407	2,133,946

87,929,038	(3,506,689)	22,582,234	2,396,739	54,511,803
—	—	—	—	—
(5,969,800)	(52,454)	(110,813)	—	(1,410,410)
(108,503,006)	41,812,765	19,707,595	20,188,006	158,269,962
1,414,520	(1,007,385)	64,425	—	225,070

(25,129,248)	37,246,237	42,243,441	22,584,745	211,596,425

$(21,539,253)	$40,405,643	$40,934,072	$22,761,152	$213,730,371

WASATCH FUNDS — Statements of Operations (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND	LONG/SHORT FUND

Investment Income:
Interest	$598	$5,975	$31,733
Dividends[1]
Unaffiliated issuers	5,343,955	28,995,202	23,708,834
Affiliated issuers[2]	—	—	—

Total investment income	5,344,553	29,001,177	23,740,567

Expenses:
Investment advisory fees	4,688,573	11,008,832	20,524,246
Shareholder servicing fees — Investor Class	648,332	2,347,487	1,545,886
Shareholder servicing fees — Institutional Class	—	5,796	12,039	[3]
Fund administration fees	35,202	179,739	278,107
Fund accounting fees	50,568	109,441	162,330
Reports to shareholders — Investor Class	54,631	165,786	154,447
Reports to shareholders — Institutional Class	—	25,927	45,685	[3]
Custody fees	218,162	31,315	89,276
Federal and state registration fees — Investor Class	38,048	78,623	123,395
Federal and state registration fees — Institutional Class	—	15,517	30,023	[3]
Legal fees	7,559	57,946	119,660
Trustees’ fees	18,012	106,682	140,961
Dividends on securities sold short	—	—	3,812,223
Interest	1,678	7,940	511,034
Audit fees	25,118	27,179	34,353
Other expenses	31,904	67,222	64,389

Total expenses before reimbursement	5,817,787	14,235,432	27,648,054
Reimbursement of expenses by Advisor	(406,217)	(790,038)	(51,108)

Net Expenses	5,411,570	13,445,394	27,596,946

Net Investment Income (Loss)	(67,017)	15,555,783	(3,856,379)

Realized and Unrealized Gain (Loss):
Net realized gain on investments and foreign currency translations
Unaffiliated issuers	23,694,958	323,383,090	82,627,058
Affiliated issuers[2]	—	—	399,818
Net realized gain (loss) on options	—	—	1,309,436
Net realized loss on short positions	—	—	(42,360,180)
Realized foreign capital gains taxes	(44,039)	—	—
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	20,242,246	(122,155,005)	227,943,560
Change in deferred foreign capital gains taxes	179,509	—	—

Net gain on investments	44,072,674	201,228,085	269,919,692

Net Increase in Net Assets Resulting from Operations	$44,005,657	$216,783,868	$266,063,313

[1]	Net of $587,663, $170,146, $242,071, $48,625, $50,727, $450,684, $29,927 and $15,682 in foreign withholding taxes, respectively.

[2]	See Note 10 for information on affiliated issuers.

[3]	Institutional Class inception date was December 13, 2012.

See Notes to Financial Statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2013

MICRO CAP FUND	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND

$904	$676	$13,755	$286	$392

2,414,583	1,931,070	13,196,137	1,970,174	2,270,127
—	—	3,546,375	—	—

2,415,487	1,931,746	16,756,267	1,970,460	2,270,519

5,585,193	2,834,046	20,675,843	1,873,338	386,183
227,101	233,442	3,250,036	264,359	84,848
—	—	—	5,435	—
42,124	21,461	301,346	27,592	8,260
40,822	34,494	183,384	29,736	13,142
25,077	20,648	222,275	18,328	5,865
—	—	—	1,556	—
61,757	45,547	406,731	47,096	2,005
25,956	20,951	141,171	24,573	24,272
—	—	—	14,839	—
9,567	4,859	71,183	11,790	1,757
23,741	11,762	160,766	15,059	4,128
—	—	—	—	—
1,831	945	12,957	1,248	364
26,118	29,317	30,824	32,884	46,510
25,772	16,813	83,996	19,420	7,036

6,095,059	3,274,285	25,540,512	2,387,253	584,370
—	(3,504)	(10,485)	(31,635)	(59,900)

6,095,059	3,270,781	25,530,027	2,355,618	524,470

(3,679,572)	(1,339,035)	(8,773,760)	(385,158)	1,746,049

16,739,208	32,077,234	78,615,934	29,980,517	5,445,411
—	—	(6,414,763)	—	—
—	(402,253)	—	134,261	—
—	—	—	—	—
—	(265,005)	—	—	—
63,155,304	12,351,727	417,579,933	25,643,533	4,158,601
50,112	199,769	1,360,813	137,580	—

79,944,624	43,961,472	491,141,917	55,895,891	9,604,012

$76,265,052	$42,622,437	$482,368,157	$55,510,733	$11,350,061

WASATCH FUNDS — Statements of Operations (continued)	FOR THE YEAR ENDED SEPTEMBER 30, 2013

	ULTRA GROWTH FUND	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$82	$1,403	$3,013,828	$7,747,289
Dividends[1]
Unaffiliated issuers	905,719	1,863,213	216,638	—

Total investment income	905,801	1,864,616	3,230,466	7,747,289

Expenses:
Investment advisory fees	1,401,834	3,010,978	747,313	1,219,262
Shareholder servicing fees — Investor Class	200,423	341,175	54,345	309,772
Fund administration fees	20,757	29,400	20,196	36,195
Fund accounting fees	31,266	32,266	42,027	26,123
Reports to shareholders — Investor Class	14,976	47,028	2,927	21,394
Custody fees	41,229	17,428	14,239	6,642
Federal and state registration fees — Investor Class	21,748	38,461	22,901	48,806
Legal fees	4,748	17,733	4,755	8,979
Trustees’ fees	11,690	14,984	11,780	22,244
Interest	1,463	1,248	9,266	1,747
Audit fees	37,814	30,871	26,490	26,488
Other expenses	21,591	11,081	8,630	12,908

Total expenses before reimbursement	1,809,539	3,592,653	964,869	1,740,560
Reimbursement of expenses by Advisor	—	(33,084)	—	—

Net Expenses	1,809,539	3,559,569	964,869	1,740,560

Net Investment Income (Loss)	(903,738)	(1,694,953)	2,265,597	6,006,729

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	13,638,860	18,170,206	248,661	(6,304,627)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	17,949,926	29,296,909	(4,397,565)	(40,377,202)
Change in deferred foreign capital gains taxes	130,699	—	—	—

Net gain (loss) on investments	31,719,485	47,467,115	(4,148,904)	(46,681,829)

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,815,747	$45,772,162	$(1,883,307)	$(40,675,100)

[1]	Net of $7,387, $108,487, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Year Ended September 30, 2013	Year Ended September 30, 2012[1]	Year Ended September 30, 2013	Year Ended September 30, 2012

Operations:
Net investment income (loss)	$(2,930,250)	$(3,651,264)	$(140,984)	$(76,950)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	45,779,034	46,892,618	(239,097)	(814,795)
Net realized gain on options written	150,916	178,735	—	—
Change in unrealized appreciation (depreciation) on investments, options, foreign currency translations and deferred foreign capital gains taxes	138,151,941	75,535,655	(1,190,934)	2,192,373

Net increase (decrease) in net assets resulting from operations	181,151,641	118,955,744	(1,571,015)	1,300,628

Dividends paid from:
Investor Class
Net investment income	—	—	—	(82,606)
Net realized gains	—	—	—	—

	—	—	—	(82,606)

Capital share transactions:
Investor Class
Shares sold	326,823,384	140,556,596	13,107,026	7,512,543
Shares issued to holders in reinvestment of dividends	—	—	—	80,715
Shares redeemed	(161,818,652)	(110,766,693)	(9,258,122)	(5,765,833)
Redemption fees	122,280	22,639	1,805	32,138

Net increase	165,127,012	29,812,542	3,850,709	1,859,563

Institutional Class
Shares sold	10,765,192	8,421,536	—	—
Shares redeemed	(3,240,376)	(11,905)	—	—
Redemption fees	413	—	—	—

Net increase	7,525,229	8,409,631	—	—

Total increase in net assets	353,803,882	157,177,917	2,279,694	3,077,585

Net assets:
Beginning of period	590,471,604	433,293,687	13,657,886	10,580,301

End of period	$944,275,486	$590,471,604	$15,937,580	$13,657,886

Undistributed net investment income (loss) included in net assets at end of period	$(3,365,724)	$(3,010,195)	$(205,877)	$(159,823)

Capital share transactions — shares:
Investor Class
Shares sold	7,068,806	3,632,220	6,861,871	4,213,059
Shares issued to holders in reinvestment of dividends	—	—	—	52,755
Shares redeemed	(3,496,679)	(2,872,788)	(4,673,888)	(3,299,635)

Net increase in shares outstanding	3,572,127	759,432	2,187,983	966,179

Institutional Class
Shares sold	231,435	219,890	—	—
Shares redeemed	(71,098)	(299)	—	—

Net increase in shares outstanding	160,337	219,591	—	—

[1]Institutional	Class inception date was January 31, 2012.

[2]Fund	inception date was December 13, 2012.

[3]Fund	inception date was January 31, 2012.

See Notes to Financial Statements.

SEPTEMBER 30, 2013

EMERGING MARKETS SELECT FUND	EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Period Ended September 30, 2013[2]	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Period Ended September 30, 2012[3]

$(5,823)	$3,589,995	$3,292,459	$3,159,406	$126,998
(1,799,840)	81,959,238	(46,995,395)	(3,559,143)	(3,877)
—	—	—	—	—
(1,164,441)	(107, 088,486)	264,780,019	40,805,380	3,576,897

(2,970,104)	(21,539,253)	221,077,083	40,405,643	3,700,018

—	(7,553,551)	—	(141,701)	—
—	—	—	(57,117)	—

—	(7,553,551)	—	(198,818)	—

43,112,331	846,342,710	810,878,044	776,774,213	30,457,825
—	6,807,788	—	197,269	—
(11,933,841)	(520,777,701)	(324,158,137)	(120,031,663)	(1,119,216)
8,654	136,439	270,084	502,415	6,622

31,187,144	332,509,236	486,989,991	657,442,234	29,345,231

31,112,673	—	—	—	—
(1,106,309)	—	—	—	—
12,247	—	—	—	—

30,018,611	—	—	—	—

58,235,651	303,416,432	708,067,074	697,649,059	33,045,249

—	1,482,264,693	774,197,619	33,045,249	—

$58,235,651	$1,785,681,125	$1,482,264,693	$730,694,308	$33,045,249

$(3,596)	$(9,939,545)	$(376,915)	$1,455,556	$65,934

4,284,448	297,277,493	331,129,894	273,661,192	14,198,947
—	2,431,353	—	75,293	—
(1,210,383)	(186,339,071)	(133,758,992)	(41,133,732)	(511,756)

3,074,065	113,369,775	197,370,902	232,602,753	13,687,191

3,114,333	—	—	—	—
(112,181)	—	—	—	—

3,002,152	—	—	—	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		HERITAGE GROWTH FUND
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Operations:
Net investment income (loss)	$(1,309,369)	$(992,763)	$176,407	$(283,383)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	22,471,421	21,874,067	2,396,739	4,240,086
Change in unrealized appreciation (depreciation) on investments, options, foreign currency translations and deferred foreign capital gains taxes	19,772,020	18,928,031	20,188,006	11,559,865

Net increase in net assets resulting from operations	40,934,072	39,809,335	22,761,152	15,516,568

Dividends paid from:
Investor Class
Net investment income	—	—	(106,546)	(106,542)
Net realized gains	(17,635,551)	(18,174,913)	(4,555,183)	(990,738)

	(17,635,551)	(18,174,913)	(4,661,729)	(1,097,280)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	78,951,413	29,847,635	15,718,322	47,519,908
Shares issued to holders in reinvestment of dividends	17,450,564	18,021,095	4,582,284	1,072,610
Shares redeemed	(52,836,034)	(115,783,494)	(29,485,119)	(23,637,012)
Redemption fees	13,811	7,511	3,459	16,594

Net increase (decrease)	43,579,754	(67,907,253)	(9,181,054)	24,972,100

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—

Net increase (decrease)	—	—	—	—

Total increase (decrease) in net assets	66,878,275	(46,272,831)	8,918,369	39,391,388

Net assets:
Beginning of period	153,581,962	199,854,793	111,952,302	72,560,914

End of period	$220,460,237	$153,581,962	$120,870,671	$111,952,302

Undistributed net investment income (loss) included in net assets at end of period	$(1,365,700)	$(990,976)	$(207,145)	$(335,233)

Capital share transactions — shares:
Investor Class
Shares sold	19,093,276	7,800,853	1,188,222	3,844,702
Shares issued to holders in reinvestment of dividends	4,544,418	5,223,506	370,136	90,592
Shares redeemed	(12,600,673)	(30,223,552)	(2,196,100)	(1,892,648)

Net increase (decrease) in shares outstanding	11,037,021	(17,199,193)	(637,742)	2,042,646

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase (decrease) in shares outstanding	—	—	—	—

[1]	Institutional Class inception date was January 31, 2012.

See Notes to Financial Statements.

SEPTEMBER 30, 2013

INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND		LARGE CAP VALUE FUND
Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012[1]

$2,133,946	$1,653,765	$(67,017)	$(286,354)	$15,555,783	$22,013,646
53,101,393	(6,264,434)	23,650,919	(7,282,586)	323,383,090	20,729,577
158,495,032	91,755,826	20,421,755	41,909,044	(122,155,005)	272,440,099

213,730,371	87,145,157	44,005,657	34,340,104	216,783,868	315,183,322

(2,056,223)	—	—	—	(14,580,839)	(21,674,187)
—	—	—	(17,671,323)	(10,767,081)	—

(2,056,223)	—	—	(17,671,323)	(25,347,920)	(21,674,187)

—	—	—	—	(204,325)	(144,308)
—	—	—	—	(115,116)	—

—	—	—	—	(319,441)	(144,308)

898,513,811	194,601,086	96,890,115	59,579,463	176,799,999	294,027,931
1,885,302	—	—	17,496,781	24,998,559	20,774,043
(220,198,846)	(128,450,040)	(57,437,199)	(50,757,037)	(902,102,981)	(855,853,096)
232,539	47,000	194,004	6,619	15,701	37,526

680,432,806	66,198,046	39,646,920	26,325,826	(700,288,722)	(541,013,596)

—	—	—	—	5,558,942	22,986,777
—	—	—	—	318,359	143,853
—	—	—	—	(8,226,847)	(8,077,111)
—	—	—	—	75	204

—	—	—	—	(2,349,471)	15,053,723

892,106,954	153,343,203	83,652,577	42,994,607	(511,521,686)	(232,595,046)

434,824,317	281,481,114	194,563,228	151,568,621	1,313,875,679	1,546,470,725

$1,326,931,271	$434,824,317	$278,215,805	$194,563,228	$802,353,993	$1,313,875,679

$289,407	$646,806	$(121,228)	$(309,387)	$411,711	$(61,013)

35,121,573	9,794,216	34,640,370	26,671,654	11,459,468	21,836,354
80,810	—	—	9,018,959	1,681,933	1,514,720
(8,445,699)	(6,774,979)	(20,779,253)	(22,822,982)	(56,362,465)	(63,107,087)

26,756,684	3,019,237	13,861,117	12,867,631	(43,221,064)	(39,756,013)

—	—	—	—	378,007	1,654,533
—	—	—	—	21,178	10,265
—	—	—	—	(550,843)	(580,988)

—	—	—	—	(151,658)	1,083,810

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	LONG/SHORT FUND		MICRO CAP FUND
	Year Ended September 30, 2013[1]	Year Ended September 30, 2012[2]	Year Ended September 30, 2013	Year Ended September 30, 2012

Operations:
Net investment loss	$(3,856,379)	$(2,303,985)	$(3,679,572)	$(4,324,326)
Net realized gain on investments, foreign currency translations and foreign capital gains taxes	83,026,876	11,252,542	16,739,208	28,221,257
Net realized gain (loss) on options	1,309,436	9,515,188	—	—
Net realized loss on short positions	(42,360,180)	(15,284,249)	—	—
Change in unrealized appreciation on investments, options, foreign currency translations and deferred foreign capital gains taxes	227,943,560	132,606,941	63,205,416	48,580,355

Net increase in net assets resulting from operations	266,063,313	135,786,437	76,265,052	72,477,286

Dividends paid from:
Investor Class
Net investment income	—	—	—	—
Net realized gains	(3,814,682)	—	—	—

	(3,814,682)	—	—	—
Institutional Class
Net investment income	—	—	—	—
Net realized gains	(37)	—	—	—

	(37)	—	—	—

Capital share transactions:
Investor Class
Shares sold	839,239,541	971,122,525	18,549,509	15,670,851
Shares issued to holders in reinvestment of dividends	3,533,082	—	—	—
Shares redeemed	(1,124,141,469)	(403,057,722)	(61,092,571)	(52,115,506)
Redemption fees	214,286	70,010	3,686	1,236

Net increase (decrease)	(281,154,560)	568,134,813	(42,539,376)	(36,443,419)

Institutional Class
Shares sold	833,136,129	—	—	—
Shares issued to holders in reinvestment of dividends	36	—	—	—
Shares redeemed	(47,303,233)	—	—	—
Redemption fees	3,745	—	—	—

Net increase (decrease)	785,836,677	—	—	—

Total increase (decrease) in net assets	766,930,711	703,921,250	33,725,676	36,033,867

Net assets:
Beginning of period	1,537,219,685	833,298,435	289,449,049	253,415,182

End of period	$2,304,150,396	$1,537,219,685	$323,174,725	$289,449,049

Undistributed net investment loss included in net assets at end of period	$—	$(1,627,098)	$(3,180,093)	$(3,746,925)

Capital share transactions — shares:
Investor Class
Shares sold	56,185,020	72,737,699	3,008,503	2,907,199
Shares issued to holders in reinvestment of dividends	255,281	—	—	—
Shares redeemed	(75,441,028)	(30,538,577)	(10,173,311)	(9,724,315)

Net increase (decrease) in shares outstanding	(19,000,727)	42,199,122	(7,164,808)	(6,817,116)

Institutional Class
Shares sold	55,159,278	—	—	—
Shares issued to holders in reinvestment of dividends	3	—	—	—
Shares redeemed	(3,064,536)	—	—	—

Net increase (decrease) in shares outstanding	52,094,745	—	—	—

[1]Institutional	Class inception date was December 13, 2012.

[2]	In the fourth quarter of the 2013 fiscal year, State Street identified misclassifications related to the financial reporting treatment of covered options. This impacted the Micro Cap Value Fund, Long/Short Fund and the World Innovators Fund in the September 30, 2012 annual report. This resulted in a reclassification of “Net realized gain (loss) on investments and foreign currency translations” and “Net realized gain on options” on the Statement of Operations in the amount of $933,997 for the Micro Cap Value Fund, $8,805,335 for the Long/Short Fund and $6,168 for the World Innovators Fund at September 30, 2012. There was no impact to the Statement of Assets and Liabilities. The misclassification had no impact on the Fund’s net assets or NAV at September 30, 2012, and had no impact on the “Net gain on investments”, the “Net increase in net assets resulting from operations” in the Statement of Operations or the Fund’s Financial Highlights for the year ended September 30, 2012. Because the errors are not material to the Fund’s financial statements, the errors was corrected in these financial statements.

[3]Institutional	Class inception date was January 31, 2012.

See Notes to Financial Statements.

SEPTEMBER 30, 2013

MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND
Year Ended September 30, 2013	Year Ended September 30, 2012[2]	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012[3]

$(1,339,035)	$(1,839,314)	$(8,773,760)	$(11,879,020)	$(385,158)	$(1,304,519)
31,812,229	11,515,083	72,201,171	105,991,142	29,980,517	15,394,264
(402,253)	287,808	—	—	134,261	—
—	—	—	—	—	—
12,551,496	24,868,908	418,940,746	292,457,219	25,781,113	20,995,886

42,622,437	34,832,485	482,368,157	386,569,341	55,510,733	35,085,631

—	—	—	—	—	—
(12,598,831)	—	(120,513,937)	(62,046,614)	—	—

(12,598,831)	—	(120,513,937)	(62,046,614)	—	—

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

17,228,162	13,004,644	526,165,138	429,551,711	13,743,085	9,236,992
12,236,099	—	113,588,148	60,087,427	—	—
(31,306,629)	(52,353,934)	(339,431,007)	(287,432,932)	(31,535,450)	(47,184,106)
6,833	21,250	72,964	70,038	2,643	4,318

(1,835,535)	(39,328,040)	300,395,243	202,276,244	(17,789,722)	(37,942,796)

—	—	—	—	114,779	7,200,668
—	—	—	—	—	—
—	—	—	—	(469,262)	(171,419)
—	—	—	—	9	—

—	—	—	—	(354,474)	7,029,249

28,188,071	(4,495,555)	662,249,463	526,798,971	37,366,537	4,172,084

138,299,353	142,794,908	1,824,781,299	1,297,982,328	173,573,534	169,401,450

$166,487,424	$138,299,353	$2,487,030,762	$1,824,781,299	$210,940,071	$173,573,534

$—	$(903,803)	$4,321,051	$(8,456,437)	$(900,175)	$(940,614)

5,667,705	5,091,102	11,553,173	10,467,614	3,038,390	2,544,182
4,652,509	—	2,786,072	1,599,772	—	—
(10,622,742)	(20,097,659)	(7,512,395)	(7,122,232)	(7,381,311)	(13,060,631)

(302,528)	(15,006,557)	6,826,850	4,945,154	(4,342,921)	(10,516,449)

—	—	—	—	27,062	1,943,378
—	—	—	—	—	—
—	—	—	—	(104,640)	(44,834)

—	—	—	—	(77,578)	1,898,544

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	STRATEGIC INCOME FUND		ULTRA GROWTH FUND
	Year Ended September 30, 2013	Year Ended September 30, 2012[1]	Year Ended September 30, 2013	Year Ended September 30, 2012

Operations:

Net investment income (loss)	$1,746,049	$673,632	$(903,738)	$(510,312)
Net realized gain (loss) on investments and foreign currency translations	5,445,411	1,865,691	13,638,860	16,871,948
Net realized loss on options	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	4,158,601	4,741,883	18,080,625	9,955,835

Net increase (decrease) in net assets resulting from operations	11,350,061	7,281,206	30,815,747	26,317,471

Dividends paid from:
Investor Class
Net investment income	(1,783,475)	(880,410)	—	—
Net realized gains	—	—	(18,153,849)	(7,674,675)

	(1,783,475)	(880,410)	(18,153,849)	(7,674,675)

Capital share transactions:
Investor Class
Shares sold	29,412,047	26,915,715	7,412,958	12,295,837
Shares issued to holders in reinvestment of dividends	1,753,848	858,788	17,764,371	7,457,542
Shares redeemed	(18,796,760)	(13,607,700)	(29,401,210)	(29,345,914)
Redemption fees	7,879	10,489	788	5,828

Net increase (decrease)	12,377,014	14,177,292	(4,223,093)	(9,586,707)

Total increase (decrease) in net assets	21,943,600	20,578,088	8,438,805	9,056,089

Net assets:
Beginning of period	44,635,422	24,057,334	143,258,683	134,202,594

End of period	$66,579,022	$44,635,422	$151,697,488	$143,258,683

Undistributed net investment income (loss) included in net assets at end of period	$(163,943)	$(218,387)	$3,576,821	$142,969

Capital share transactions — shares:
Investor Class
Shares sold	2,875,259	3,066,868	338,575	570,461
Shares issued to holders in reinvestment of dividends	171,622	96,411	909,129	368,820
Shares redeemed	(1,835,606)	(1,543,697)	(1,347,071)	(1,339,149)

Net increase (decrease) in shares outstanding	1,211,275	1,619,582	(99,367)	(399,868)

[1]	In the third quarter of the 2013 fiscal year, an error was identified in the September 30, 2012 annual report and the March 31, 2013 semi-annual report of the Wasatch Strategic Income Fund (the “Fund”). The error was due to misidentification of the lots of certain securities sold for tax and financial reporting purposes and results in a reclassification of a decrease to “Undistributed net realized gain (loss) on investments and foreign currency translations” and an increase to “Net unrealized appreciation on investments and foreign currency translations” on the Statement of Assets and Liabilities in the amount of $462,218 at September 30, 2012. Additionally, the cost of securities at September 30, 2012 was decreased by and the capital loss carryforward expiring September 30, 2018 increased by $462,218 at September 30, 2012. The error had no impact on the Fund’s net assets or NAV at September 30, 2012, and had no impact on the Net Gain on Investments, the Net Increase in Net Assets Resulting from Operations in the Statement of Operations or the Fund’s Financial Highlights for the year ended September 30, 2012. Because the errors are not material to the Fund’s financial statements, the error was corrected in these financial statements.

[2]	In the fourth quarter of the 2013 fiscal year, State Street identified misclassifications related to the financial reporting treatment of covered options. This impacted the Micro Cap Value Fund, Long/Short Fund and the World Innovators Fund in the September 30, 2012 annual report. This resulted in a reclassification of “Net realized gain (loss) on investments and foreign currency translations” and “Net realized gain on options” on the Statement of Operations in the amount of $933,997 for the Micro Cap Value Fund, $8,805,335 for the Long/Short Fund and $6,168 for the World Innovators Fund at September 30, 2012. There was no impact to the Statement of Assets and Liabilities. The misclassification had no impact on the Fund’s net assets or NAV at September 30, 2012, and had no impact on the “Net gain on investments”, the “Net increase in net assets resulting from operations” in the Statement of Operations or the Fund’s Financial Highlights for the year ended September 30, 2012. Because the errors are not material to the Fund’s financial statements, the errors was corrected in these financial statements.

See Notes to Financial Statements.

SEPTEMBER 30, 2013

WORLD INNOVATORS FUND		INCOME FUND		U.S. TREASURY FUND
Year Ended September 30, 2013	Year Ended September 30, 2012[2]	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

$(1,694,953)	$(1,133,768)	$2,265,597	$2,792,946	$6,006,729	$5,618,314
18,170,206	8,031,806	248,661	642,885	(6,304,627)	5,092,087
—	(39,926)	—	—	—	—
29,296,909	16,559,256	(4,397,565)	1,042,565	(40,377,202)	5,530,925

45,772,162	23,417,368	(1,883,307)	4,478,396	(40,675,100)	16,241,326

—	—	(2,251,846)	(2,775,995)	(6,003,335)	(5,618,367)
—	—	—	—	(5,092,088)	(9,334,135)

—	—	(2,251,846)	(2,775,995)	(11,095,423)	(14,952,502)

120,569,904	91,278,636	34,260,559	48,029,640	152,652,150	202,065,443
—	—	1,874,537	2,287,850	10,245,647	13,752,669
(67,399,194)	(19,268,178)	(40,901,921)	(48,462,084)	(189,555,949)	(133,158,322)
34,163	13,117	1,107	11,497	164,702	177,952

53,204,873	72,023,575	(4,765,718)	1,866,903	(26,493,450)	82,837,742

98,977,035	95,440,943	(8,900,871)	3,569,304	(78,263,973)	84,126,566

167,933,910	72,492,967	139,186,179	135,616,875	271,494,870	187,368,304

$266,910,945	$167,933,910	$130,285,308	$139,186,179	$193,230,897	$271,494,870

$(1,845,482)	$(1,075,802)	$55,524	$36,983	$15,441	$12,047

5,820,787	5,247,433	3,315,362	4,642,038	8,727,694	11,006,306
—	—	182,048	221,079	591,684	754,268
(3,342,001)	(1,125,535)	(3,970,892)	(4,677,451)	(11,188,977)	(7,277,900)

2,478,786	4,121,898	(473,482)	185,666	(1,869,599)	4,482,674

WASATCH FUNDS — Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/13	$41.41	(0.12)	11.19	11.07	0.01		—	—	—
Year ended 9/30/12	$32.63	(0.26)	9.04	8.78	—	[4]	—	—	—
Year ended 9/30/11	$29.95	(0.19)	2.87	2.68	—	[4]	—	—	—
Year ended 9/30/10	$25.88	0.03	4.05	4.08	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/09	$26.38	— [4]	(0.23)	(0.23)	—	[4]	(0.27)	—	(0.27)
Core Growth Fund — Institutional Class
Year ended 9/30/13	$41.44	(0.07)	11.20	11.13	—	[4]	—	—	—
Period ended 9/30/12[8]	$38.32	(0.16)	3.28	3.12	—		—	—	—
Emerging India Fund
Year ended 9/30/13	$2.02	(0.01)	(0.23)	(0.24)	—	[4]	—	—	—
Year ended 9/30/12	$1.83	(0.01)	0.21	0.20	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/11[10]	$2.00	— [4]	(0.17)	(0.17)	—	[4]	—	—	—
Emerging Markets Select Fund — Investor Class
Period ended 9/30/13[14]	$10.00	— [4]	(0.44)	(0.44)	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Period ended 9/30/13[15]	$10.00	(—)[4]	(0.39)	(0.39)	—	[4]	—	—	—
Emerging Markets Small Cap Fund
Year ended 9/30/13	$2.66	0.01	0.01	0.02	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/12	$2.16	0.01	0.49	0.50	—	[4]	—	—	—
Year ended 9/30/11	$2.37	— [4]	(0.21)	(0.21)	—	[4]	— [4]	—	— [4]
Year ended 9/30/10	$1.57	0.01	0.80	0.81	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/09	$1.24	— [4]	0.33	0.33	—	[4]	— [4]	—	— [4]
Frontier Emerging Small Countries Fund
Year ended 9/30/13	$2.41	0.01	0.55	0.56	—	[4]	— [4]	— [4]	— [4]
Period ended 9/30/12[9]	$2.00	0.01	0.40	0.41	—	[4]	—	—	—
Global Opportunities Fund
Year ended 9/30/13	$4.15	(0.02)	0.93	0.91	—	[4]	—	(0.48)	(0.48)
Year ended 9/30/12	$3.68	(0.03)	0.93	0.90	—	[4]	—	(0.43)	(0.43)
Year ended 9/30/11	$3.97	(0.02)	(0.13)	(0.15)	—	[4]	—	(0.14)	(0.14)
Year ended 9/30/10	$3.38	(0.02)	0.70	0.68	—	[4]	(0.01)	(0.08)	(0.09)
Period ended 9/30/09[13]	$2.00	(0.01)	1.39	1.38	—	[4]	—	—	—
Heritage Growth Fund
Year ended 9/30/13	$12.80	0.02	2.64	2.66	—	[4]	(0.01)	(0.54)	(0.55)
Year ended 9/30/12	$10.83	(0.03)	2.16	2.13	—	[4]	(0.02)	(0.14)	(0.16)
Year ended 9/30/11	$10.70	— [4]	0.22	0.22	—	[4]	(0.09)	—	(0.09)
Year ended 9/30/10	$9.28	0.09	1.39	1.48	—	[4]	(0.06)	—	(0.06)
Year ended 9/30/09	$9.00	0.06	0.26	0.32	—	[4]	(0.02)	(0.02)	(0.04)
International Growth Fund
Year ended 9/30/13	$22.44	0.07	6.32	6.39	0.01		(0.08)	—	(0.08)
Year ended 9/30/12	$17.21	0.09	5.14	5.23	—	[4]	—	—	—
Year ended 9/30/11	$18.66	— [4]	(1.46)	(1.46)	0.01		—	—	—
Year ended 9/30/10	$13.91	0.02	4.73	4.75	—	[4]	—	—	—
Year ended 9/30/09	$11.83	(0.13)	2.24	2.11	—	[4]	(0.03)	—	(0.03)
International Opportunities Fund
Year ended 9/30/13	$2.41	(—)[4]	0.53	0.53	—	[4]	—	—	—
Year ended 9/30/12	$2.24	— [4]	0.44	0.44	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/11	$2.57	(0.01)	(0.25)	(0.26)	—	[4]	—	(0.07)	(0.07)
Year ended 9/30/10	$1.97	(0.01)	0.63	0.62	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/09	$1.60	0.01	0.36	0.37	—	[4]	— [4]	—	— [4]
Large Cap Value Fund — Investor Class
Year ended 9/30/13	$14.31	0.22	2.37	2.59	—	[4]	(0.20)	(0.13)	(0.33)
Year ended 9/30/12	$11.85	0.20	2.46	2.66	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$12.64	0.17	(0.79)	(0.62)	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/10	$11.97	0.17	0.67	0.84	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/09	$12.93	0.20	(0.96)	(0.76)	—	[4]	(0.20)	—	(0.20)
Large Cap Value Fund — Institutional Class
Year ended 9/30/13	$14.31	0.22	2.39	2.61	—	[4]	(0.22)	(0.13)	(0.35)
Period ended 9/30/12[8]	$13.77	0.12	0.57	0.69	—	[4]	(0.15)	—	(0.15)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate[1] [3]

$52.49	26.76	1.21	[5]	1.21	[5]	(0.39)	(0.39)	$924,304	16%
$41.41	26.91	1.23	[5]	1.23	[5]	(0.70)	(0.70)	$581,371	28%
$32.63	8.95	1.22		1.22		(0.57)	(0.57)	$433,294	27%
$29.95	15.75	1.29	[11]	1.29	[11]	0.02	0.02	$418,642	19%
$25.88	(0.45)	1.34		1.34		0.24	0.24	$409,949	30%

$52.57	26.86	1.12	[5]	1.32	[5]	(0.32)	(0.52)[5]	$19,971	16%
$41.44	8.14	1.12	[5]	1.55	[5]	(0.62)	(1.05)	$9,101	28%

$1.78	(11.88)	1.95	[5]	2.99	[5]	(0.99)	(2.03)	$15,938	40%
$2.02	11.42	1.95	[5]	3.41	[5]	(0.65)	(2.11)	$13,658	17%
$1.83	(8.50)	1.95		4.85		(0.07)	(2.97)	$10,580	2%

$9.56	(4.40)	1.69	[5]	2.40	[5]	0.04	(0.67)	$29,374	43%

$9.61	(3.90)	1.50	[5]	2.21	[5]	(0.18)	(0.89)	$28,861	43%

$2.67	0.85	1.95	[5]	2.06	[5]	0.21	0.09	$1,785,681	41%
$2.66	23.15	1.95	[5]	2.13	[5]	0.29	0.11	$1,482,265	39%
$2.16	(8.85)	1.96		2.19		0.22	(0.01)	$774,198	48%
$2.37	51.69	2.06	[12]	2.39	[12]	0.82	0.49	$446,751	23%
$1.57	26.80	2.10		3.03		0.12	(0.81)	$50,489	78%

$2.97	22.88	2.25	[5]	2.43	[5]	0.81	0.63	$730,694	13%
$2.41	20.50	2.25	[5]	3.64	[5]	1.31	(0.08)	$33,045	5%

$4.58	24.23	1.80	[5]	1.80	[5]	(0.70)	(0.70)	$220,460	43%
$4.15	26.69	1.84	[5]	1.84	[5]	(0.61)	(0.61)	$153,582	38%
$3.68	(4.21)	1.94		1.94		(0.41)	(0.41)	$199,855	59%
$3.97	20.41	2.25	[12]	2.33	[12]	(0.73)	(0.81)	$234,904	23%
$3.38	69.00	2.25		2.61		(0.67)	(1.03)	$117,385	22%

$14.91	21.67	0.95	[5]	0.99	[5]	0.15	0.11	$120,871	19%
$12.80	19.76	0.95	[5]	1.03	[5]	(0.28)	(0.37)	$111,952	26%
$10.83	2.01	0.95		1.04		(0.02)	(0.11)	$72,561	35%
$10.70	16.06	0.96	[11]	1.11	[11]	0.81	0.66	$78,274	36%
$9.28	3.74	0.95		1.21		0.74	0.48	$77,194	33%

$28.76	28.63	1.49	[5]	1.49	[5]	0.25	0.25	$1,326,931	44%
$22.44	30.39	1.57	[6]	1.57	[6]	0.51	0.51	$434,824	44%
$17.21	(7.77)	1.66		1.66		(0.01)	(0.01)	$281,481	70%
$18.66	34.15	1.86	[12]	1.86	[12]	0.10	0.10	$285,446	44%
$13.91	18.03	1.94		1.94		0.03	0.03	$173,226	56%

$2.94	21.99	2.25	[5]	2.42	[5]	(0.03)	(0.20)	$278,216	49%
$2.41	22.33	2.25	[5]	2.48	[5]	(0.16)	(0.39)	$194,563	41%
$2.24	(10.49)	2.25		2.55		(0.58)	(0.88)	$151,569	108%
$2.57	31.71	2.26	[11]	2.62	[11]	(0.60)	(0.96)	$152,178	51%
$1.97	23.60	2.26	[6]	2.79	[6]	(0.28)	(0.81)	$93,856	69%

$16.57	18.40	1.10	[5]	1.16	[5]	1.27	1.21	$786,910	47%
$14.31	22.50	1.10	[5]	1.15	[5]	1.42	1.37	$1,298,365	14%
$11.85	(5.08)	1.10		1.11		1.24	1.23	$1,546,471	26%
$12.64	7.07	1.11	[11]	1.14	[11]	1.36	1.33	$1,621,113	17%
$11.97	(5.63)	1.10		1.22		1.93	1.81	$1,385,508	16%

$16.57	18.54	0.98	[5]	1.35	[5]	1.37	1.00	$15,444	47%
$14.31	5.02	0.98	[5]	1.31	[5]	1.44	1.11	$15,511	14%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Long/Short Fund — Investor Class
Year ended 9/30/13	$13.66	(0.04)	2.23	2.19	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/12	$11.85	(0.02)	1.83	1.81	—	[4]	—	—	—
Year ended 9/30/11	$11.74	(0.04)	0.16	0.12	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/10	$11.13	(0.01)	0.62	0.61	—	[4]	— [4]	—	— [4]
Year ended 9/30/09	$10.81	0.02	0.50	0.52	—	[4]	(0.05)	(0.15)	(0.20)
Long/Short Fund — Institutional Class
Period ended 9/30/13[15]	$13.80	(0.01)	2.07	2.06	—	[4]	—	(0.03)	(0.03)
Micro Cap Fund
Year ended 9/30/13	$5.71	(0.10)	1.81	1.71	—	[4]	—	—	—
Year ended 9/30/12	$4.40	(0.09)	1.40	1.31	—	[4]	—	—	—
Year ended 9/30/11	$4.44	(0.06)	0.02	(0.04)	—	[4]	—	—	—
Year ended 9/30/10	$3.89	(0.05)	0.60	0.55	—	[4]	—	—	—
Year ended 9/30/09	$4.14	(0.03)	(0.21)	(0.24)	—	[4]	(0.01)	—	(0.01)
Micro Cap Value Fund
Year ended 9/30/13	$2.85	(0.03)	0.91	0.88	—	[4]	—	(0.28)	(0.28)
Year ended 9/30/12	$2.24	(0.04)	0.65	0.61	—	[4]	—	—	—
Year ended 9/30/11	$2.38	(0.04)	(0.10)	(0.14)	—	[4]	—	—	—
Year ended 9/30/10	$2.11	(0.02)	0.30	0.28	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/09	$1.80	(0.02)	0.33	0.31	—	[4]	—	—	—
Small Cap Growth Fund
Year ended 9/30/13	$43.82	(0.15)	10.53	10.38	—	[4]	—	(2.89)	(2.89)
Year ended 9/30/12	$35.37	(0.29)	10.40	10.11	—	[4]	—	(1.66)	(1.66)
Year ended 9/30/11	$34.24	(0.13)	1.26	1.13	—	[4]	—	—	—
Year ended 9/30/10	$28.59	(0.22)	5.87	5.65	—	[4]	—	—	—
Year ended 9/30/09	$26.50	(0.12)	2.27	2.15	—	[4]	—	(0.06)	(0.06)
Small Cap Value Fund — Investor Class
Year ended 9/30/13	$3.81	(0.01)	1.32	1.31	—	[4]	—	—	—
Year ended 9/30/12	$3.12	(0.03)	0.72	0.69	—	[4]	—	—	—
Year ended 9/30/11	$3.08	(0.02)	0.06	0.04	—	[4]	—	—	—
Year ended 9/30/10	$2.75	(0.01)	0.34	0.33	—	[4]	—	—	—
Year ended 9/30/09	$2.82	(0.01)	(0.06)	(0.07)	—	[4]	—	—	—
Small Cap Value Fund — Institutional Class
Year ended 9/30/13	$3.82	(0.01)	1.33	1.32	—	[4]	—	—	—
Period ended 9/30/12[8]	$3.68	(0.01)	0.15	0.14	—		—	—	—
Strategic Income Fund
Year ended 9/30/13	$9.30	0.33	1.78	2.11	—	[4]	(0.33)	—	(0.33)
Year ended 9/30/12	$7.57	0.16	1.77	1.93	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$7.51	0.25	0.06	0.31	—	[4]	(0.25)	—	(0.25)
Year ended 9/30/10	$6.77	0.31	0.70	1.01	—	[4]	(0.27)	—	(0.27)
Year ended 9/30/09	$7.62	0.29	(0.85)	(0.56)	—	[4]	(0.29)	—	(0.29)
Ultra Growth Fund
Year ended 9/30/13	$22.83	(0.15)	4.96	4.81	—	[4]	—	(3.07)	(3.07)
Year ended 9/30/12	$20.11	(0.08)	3.98	3.90	—	[4]	—	(1.18)	(1.18)
Year ended 9/30/11	$19.80	(0.17)	0.48	0.31	—	[4]	—	—	—
Year ended 9/30/10	$15.66	(0.15)	4.29	4.14	—	[4]	—	—	—
Year ended 9/30/09	$15.76	(0.14)	0.04	(0.10)	—	[4]	—	—	—
World Innovators Fund
Year ended 9/30/13	$18.55	(0.12)	4.72	4.60	—	[4]	—	—	—
Year ended 9/30/12	$14.71	(0.12)	3.96	3.84	—	[4]	—	—	—
Year ended 9/30/11	$13.65	(0.13)	1.19	1.06	—	[4]	—	—	—
Year ended 9/30/10	$11.12	(0.10)	2.65	2.55	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/09	$10.31	(0.12)	0.93	0.81	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$15.82	16.09	1.51	[7]	1.51	[7]	(0.22)	(0.22)	$1,479,371	47%
$13.66	15.27	1.51	[7]	1.51	[7]	(0.20)	(0.20)	$1,537,220	71%
$11.85	0.98	1.63	[7]	1.63	[7]	(0.44)	(0.44)	$833,298	82%
$11.74	5.52	1.71	7 12	1.71	7 12	0.03	0.03	$300,255	60%
$11.13	5.35	1.91	[7]	1.96	[7]	0.24	0.19	$146,127	167%

$15.83	14.99	1.39	[7]	1.40	[7]	(0.16)	(0.17)	$824,780	47%

$7.42	29.95	2.13	[5]	2.13	[5]	(1.28)	(1.28)	$323,175	17%
$5.71	29.77	2.14	[5]	2.14	[5]	(1.50)	(1.50)	$289,449	25%
$4.40	(0.90)	2.14		2.14		(1.05)	(1.05)	$253,415	30%
$4.44	14.14	2.18	[5]	2.18	[5]	(1.10)	(1.10)	$283,551	34%
$3.89	(5.70)	2.24		2.24		(0.96)	(0.96)	$272,537	46%

$3.45	33.92	2.25	[5]	2.25	[5]	(0.92)	(0.92)	$166,487	66%
$2.85	27.23	2.25	[5]	2.31	[5]	(1.27)	(1.33)	$138,299	78%
$2.24	(5.88)	2.25		2.28		(1.21)	(1.24)	$142,795	94%
$2.38	13.26	2.26	[11]	2.37	[11]	(1.32)	(1.43)	$185,587	88%
$2.11	17.22	2.26	[7]	2.46	[7]	(1.36)	(1.56)	$115,216	145%

$51.31	25.34	1.23	[5]	1.23	[5]	(0.42)	(0.42)	$2,487,031	10%
$43.82	29.41	1.24	[5]	1.24	[5]	(0.73)	(0.73)	$1,824,781	20%
$35.37	3.30	1.23		1.23		(0.32)	(0.32)	$1,297,982	23%
$34.24	19.76	1.27	[11]	1.27	[11]	(0.74)	(0.74)	$1,110,087	17%
$28.59	8.20	1.29		1.29		(0.60)	(0.60)	$809,318	52%

$5.12	34.38	1.26	[5]	1.27	[5]	(0.21)	(0.22)	$201,581	40%
$3.81	22.12	1.46	[5]	1.46	[5]	(0.73)	(0.73)	$166,330	55%
$3.12	1.30	1.78		1.78		(0.65)	(0.65)	$169,401	46%
$3.08	12.00	1.85	[11]	1.85	[11]	(0.23)	(0.23)	$211,571	62%
$2.75	(2.48)	1.92		1.92		(0.33)	(0.33)	$218,358	89%

$5.14	34.55	1.15	[5]	1.46	[5]	(0.11)	(0.42)	$9,359	40%
$3.82	3.80	1.15	[5]	1.66	[5]	(0.42)	(0.93)	$7,243	55%

$11.08	23.01	0.95	[5]	1.06	[5]	3.16	3.05	$66,579	54%
$9.30	25.61	0.95	[5]	1.14	[5]	1.74	1.55	$44,635	57%
$7.57	3.94	0.95		1.21		2.99	2.73	$24,057	62%
$7.51	15.18	0.99	7 12	1.33	7 12	4.35	4.01	$19,517	73%
$6.77	(6.49)	1.05	[7]	1.71	[7]	4.93	4.27	$17,710	84%

$24.57	24.52	1.29	[5]	1.29	[5]	(0.64)	(0.64)	$151,697	25%
$22.83	20.13	1.32	[5]	1.32	[5]	(0.35)	(0.35)	$143,259	43%
$20.11	1.57	1.42		1.42		(0.51)	(0.51)	$134,203	60%
$19.80	26.44	1.68	[11]	1.68	[11]	(1.14)	(1.14)	$178,566	45%
$15.66	(0.63)	1.75		1.77		(1.12)	(1.14)	$121,284	64%

$23.15	24.80	1.77	[5]	1.79	[5]	(0.84)	(0.86)	$266,911	84%
$18.55	26.10	1.85	[5]	1.85	[5]	(0.99)	(0.99)	$167,934	66%
$14.71	7.77	1.95		1.95		(0.84)	(0.84)	$72,493	85%
$13.65	22.91	1.96	[11]	2.05	[11]	(0.74)	(0.83)	$65,767	74%
$11.12	7.86	1.95		2.14		(0.88)	(1.07)	$59,540	41%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Income Fund
Year ended 9/30/13	$10.44	0.17	(0.31)	(0.14)	—		(0.17)	—	(0.17)
Year ended 9/30/12	$10.32	0.20	0.12	0.32	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$10.34	0.25	(0.02)	0.23	—	[4]	(0.25)	—	(0.25)
Year ended 9/30/10	$10.04	0.29	0.30	0.59	—	[4]	(0.29)	—	(0.29)
Year ended 9/30/09	$9.59	0.33	0.46	0.79	—	[4]	(0.34)	—	(0.34)
U.S. Treasury Fund
Year ended 9/30/13	$18.75	0.44	(3.08)	(2.64)	0.01		(0.44)	(0.35)	(0.79)
Year ended 9/30/12	$18.75	0.42	0.77	1.19	0.01		(0.42)	(0.78)	(1.20)
Year ended 9/30/11	$17.17	0.52	2.63	3.15	0.02		(0.52)	(1.07)	(1.59)
Year ended 9/30/10	$16.29	0.54	1.35	1.89	0.01		(0.54)	(0.48)	(1.02)
Year ended 9/30/09	$14.95	0.55	1.29	1.84	0.05		(0.55)	—	(0.55)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$10.13	(1.34)	0.71		0.71		1.67	1.67	$130,285	35%
$10.44	3.16	0.70	[5]	0.70	[5]	1.97	1.97	$139,186	48%
$10.32	2.26	0.71		0.71		2.42	2.42	$135,617	43%
$10.34	5.95	0.72	[12]	0.73	[12]	2.87	2.86	$138,095	51%
$10.04	8.42	0.84		0.88		3.44	3.40	$114,496	28%

$15.33	(14.43)	0.71	[5]	0.71	[5]	2.46	2.46	$193,231	34%
$18.75	6.66	0.72	[5]	0.72	[5]	2.33	2.33	$271,495	13%
$18.75	22.06	0.75		0.76		3.44	3.43	$187,368	44%
$17.17	12.65	0.75	[12]	0.78	[12]	3.56	3.53	$200,855	49%
$16.29	12.49	0.75		0.79		3.34	3.30	$154,099	62%

WASATCH FUNDS — Notes to Financial Highlights	SEPTEMBER 30, 2013

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $.005 per share.

[5]	Includes interest expense of less than 0.01%.

[6]	Includes interest expenses of 0.01%.

[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]		Expenses Before Waivers and Reimbursements[2]
Long/Short Fund — Investor Class
Year ended 9/30/13	1.28%		1.28%
Year ended 9/30/12	1.27%		1.27%
Year ended 9/30/11	1.30%		1.30%
Year ended 9/30/10	1.34%	[12]	1.34%	[12]
Year ended 9/30/09	1.47%		1.52%

Long/Short Fund — Institutional Class
Period ended 9/30/13[15]	1.17%		1.18%

Micro Cap Value Fund
Year ended 9/30/09	2.25%		2.45%

Strategic Income Fund
Year ended 9/30/10	0.95%	[12]	1.29%	[12]
Year ended 9/30/09	0.95%		1.61%

[8]	Institutional class inception date was January 31, 2012.

[9]	Fund inception date was January 31, 2012.

[10]	Fund inception date was April 26, 2011.

[11]	Includes extraordinary expenses of 0.01% (see Note 9).

[12]	Includes extraordinary expenses of less than 0.01% (see Note 9).

[13]	Fund inception date was November 17, 2008.

[14]	Fund inception date was December 13, 2012.

[15]	Institutional class inception date was December 13, 2012.

See Notes to Financial Statements.

WASATCH FUNDS — Notes to Financial Statements	SEPTEMBER 30, 2013

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 20 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. The Emerging India Fund, Emerging Markets Select Fund and Frontier Emerging Small Countries Fund are non-diversified funds. Each Fund maintains its own investment objective.

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently, five funds offer Institutional Class shares: Core Growth Fund, Large Cap Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, as well as the Emerging Markets Select Fund and Long/Short Fund, which commenced operations on December 13, 2012. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Heritage Growth, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth and World Innovators Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2013. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 15.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions; such distributions are recorded as a reduction to cost of the related security or as realized gain/loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less (except for the Frontier Emerging Small Countries Fund which is 90 days or less). Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In January 2013, the Financial Accounting Standards Board (“FASB”) issued ASU 2013-01 entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of ASU 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions subject to an enforceable master netting arrangement or similar agreement.

WASATCH FUNDS — Notes to Financial Statements (continued)

These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to disclose gross and net information about instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement (agreement with a counterparty that mitigates its credit exposure in the event of default). ASU 2011-11 and ASU 2013-01 are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and ASU 2013-01 and their impact on financial statements.

In June 2013, FASB issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services — Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. At this time, management is evaluating the implications of ASU 2013-08 and its impact to financial statements.

Other — Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales — The Long/Short Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Participation Notes — The Frontier Emerging Small Countries Fund invests in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed, such as Saudi Arabia. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient

SEPTEMBER 30, 2013

amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

5. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in five funds. The Income Fund declares and pays dividends monthly. The Large Cap Value, Long/Short, Strategic Income and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments, options and foreign currency translations.

Accordingly, at September 30, 2013, reclassifications were recorded as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Decrease paid-in capital in excess of par	$(2,532,574)	$(103,244)	$(1,943)	$(2,110,375)	$—
Increase (decrease) undistributed net investment income	2,574,721	94,930	2,227	(5,599,074)	(1,628,083)
Increase (decrease) undistributed net realized gain	(42,147)	8,314	(284)	7,709,449	1,628,083

	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund
Increase (decrease) paid-in capital in excess of par	$(1,585,737)	$—	$(977,049)	$(700,362)	$98,748,599
Increase (decrease) undistributed net investment income	934,645	58,227	(435,122)	255,176	(297,895)
Increase (decrease) undistributed net realized gain (loss)	651,092	(58,227)	1,412,171	445,186	(98,450,704)

	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Decrease paid-in capital in excess of par	$—	$(4,368,665)	$(753)	$(176)	$(437,038)
Increase undistributed net investment income	5,483,477	4,246,404	2,242,838	21,551,248	425,597
Increase (decrease) undistributed net realized gain (loss)	(5,483,477)	122,261	(2,242,085)	(21,097,084)	11,441

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Increase (decrease) paid-in capital in excess of par	$101,872	$3,457	$(1,131,647)	$(1)	$—
Increase undistributed net investment income	91,870	4,337,590	925,273	4,790	—
Increase (decrease) undistributed net realized gain (loss)	(193,742)	(3,946,579)	265,896	(4,789)	—

WASATCH FUNDS — Notes to Financial Statements (continued)

6. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the year or period ended September 30, 2013 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund[1]	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Heritage Growth Fund
Purchases	$238,789,348	$6,148,958	$66,533,446	$979,227,848	$686,686,504	$96,784,578	$20,571,680
Sales	109,892,839	5,479,637	11,703,130	693,309,620	47,120,365	78,976,448	31,564,652

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Purchases	$1,026,695,551	$152,733,523	$526,222,191	$1,115,439,291	$46,575,672	$89,833,684	$375,256,298
Sales	369,658,396	113,993,010	1,214,995,269	700,314,302	105,419,963	110,018,877	191,661,495

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$73,006,441	$39,623,622	$34,727,096	$203,720,043	$23,662,738
Sales	102,683,630	27,192,023	56,689,507	152,789,073	28,879,879

[1]	Inception date of the Fund was December 13, 2012.

Purchases and sales of U.S. government securities in the Income Fund were $22,421,882 and $18,176,730, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $82,475,537 and $114,347,629, respectively.

7. OPTIONS CONTRACTS WRITTEN

Options written activity during the year ended September 30, 2013 was as follows:

	Options Outstanding at 9/30/12	Written	Closed	Exercised	Expired	Options Outstanding at 9/30/13
Core Growth Fund
Premium amount	$150,916	$—	$—	$—	$(150,916)	$—
Number of contracts	1,050	—	—	—	(1,050)	—
Long/Short Fund
Premium amount	$8,653,127	$25,576,291	$(7,318,028)	$(11,681,790)	$(8,700,752)	$6,528,848
Number of contracts	38,020	84,787	(28,790)	(55,648)	(30,338)	8,031
Micro Cap Value Fund
Premium amount	$255,255	$1,568,836	$(711,297)	$(929,128)	$(121,756)	$61,910
Number of contracts	795	7,090	(3,072)	(3,608)	(1,055)	150
Small Cap Value Fund
Premium amount	$134,261	$—	$—	$—	$(134,261)	$—
Number of contracts	600	—	—	—	(600)	—

8. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2010. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

SEPTEMBER 30, 2013

As of September 30, 2013, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Heritage Growth Fund
Cost	$654,220,554	$15,928,749	$58,666,853	$1,677,535,770	$676,175,915	$154,680,533	$80,564,713

Gross appreciation	$320,615,041	$1,304,912	$2,079,803	$253,334,638	$65,113,922	$64,466,479	$42,425,360
Gross (depreciation)	(20,055,796)	(1,371,240)	(3,262,219)	(127,848,994)	(19,816,340)	(3,466,813)	(2,293,376)

Net appreciation (depreciation)	$300,559,245	$(66,328)	$(1,182,416)	$125,485,644	$45,297,582	$60,999,666	$40,131,984

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Cost	$1,067,226,229	$218,405,241	$647,773,265	$1,717,723,486	$191,168,586	$125,451,690	$1,560,133,827

Gross appreciation	$279,164,867	$68,667,926	$146,221,116	$353,100,000	$144,209,131	$46,302,396	$969,755,110
Gross (depreciation)	(11,847,269)	(8,080,273)	(7,733,729)	(29,339,993)	(12,010,534)	(3,541,876)	(45,555,984)

Net appreciation (depreciation)	$267,317,598	$60,587,653	$138,487,387	$323,760,007	$132,198,597	$42,760,520	$924,199,126

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$162,582,211	$59,085,460	$108,700,029	$217,963,340	$128,735,579	$195,537,328

Gross appreciation	$55,902,395	$9,941,008	$52,957,427	$49,011,433	$2,447,229	$8,144,024
Gross (depreciation)	(6,380,674)	(2,574,717)	(11,480,480)	(2,123,320)	(1,685,823)	(10,884,437)

Net appreciation (depreciation)	$49,521,721	$7,366,291	$41,476,947	$46,888,113	$761,406	$(2,740,413)

The difference between book-basis and tax-basis unrealized gains is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2013 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Undistributed ordinary income	$—	$—	$86,243	$—	$1,525,988
Undistributed capital gains	10,448,267	—	—	25,341,636	—

Accumulated earnings	10,448,267	—	86,243	25,341,636	1,525,988
Accumulated capital and other losses	(2,843,118)	(1,150,427)	(1,780,133)	(4,825,729)	(1,786,407)
Other undistributed ordinary losses	—	(76,006)	(88,869)	—	(70,432)
Net unrealized appreciation*	300,559,245	(66,518)	(1,185,402)	120,603,570	44,237,722

Total accumulated earnings	$308,164,394	$(1,292,951)	$(2,968,161)	$141,119,477	$43,906,871

	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund
Undistributed ordinary income	$—	$182,585	$—	$—	$3,410,663
Undistributed capital gains	22,692,452	1,736,122	22,794,371	17,110,479	209,349,521

Accumulated earnings	22,692,452	1,918,707	22,794,371	17,110,479	212,760,184
Accumulated capital and other losses	(1,195,946)	—	(8,009,380)	(441,867)	—
Other undistributed ordinary losses	(8,707)	—	—	(14,522)	(38,109)
Net unrealized appreciation*	60,974,153	40,132,150	267,320,652	60,534,883	138,487,291

Total accumulated earnings	$82,461,952	$42,050,857	$282,105,643	$77,188,973	$351,209,366

WASATCH FUNDS — Notes to Financial Statements (continued)

	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$6,473,613	$—	$3,014,407	$12,739,948	$—
Undistributed capital gains	26,551,097	—	24,525,009	21,622,007	—

Accumulated earnings	33,024,710	—	27,539,416	34,361,955	—
Accumulated capital and other losses	—	(27,585,176)	—	—	(67,463,507)
Other undistributed ordinary losses	—	—	—	—	—
Net unrealized appreciation*	323,760,007	132,100,533	42,683,367	923,961,121	49,522,851

Total accumulated earnings (deficit)	$356,784,717	$104,515,357	$70,222,783	$958,323,076	$(17,940,656)

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$—	$—	$89,231	$82,712
Undistributed capital gains	430,194	8,168,094	11,916,090	—	—

Accumulated earnings	430,194	8,168,094	11,916,090	89,231	82,712
Accumulated capital and other losses	—	(398,483)	(1,847,561)	(471,800)	(5,745,809)
Other undistributed ordinary losses	(13,191)	—	—	(31,143)	(67,271)
Net unrealized appreciation*	7,366,788	41,476,988	46,889,925	761,406	(2,740,413)

Total accumulated earnings	$7,783,791	$49,246,599	$56,958,454	$347,694	$(8,470,781)

*	On investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States of America. Under the Modernization Act, a fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards as of September 30, 2013 are as follows:

				Non-Expiring
Fund	2016	2017	2018	Short Term	Long Term
Emerging India Fund	$—	$—	$—	$610,632	$303,055
Emerging Markets Select Fund	—	—	—	1,780,133	—
Frontier Emerging Small Countries Fund	—	—	—	1,786,407	—
Micro Cap Fund	—	—	24,405,083	—	—
Small Cap Value Fund	—	2,713,135	63,852,620	—	—
Income Fund	471,800	—	—	—	—

SEPTEMBER 30, 2013

The Funds have elected to defer losses incurred from November 1, 2012 through September 30, 2013 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$2,843,118
Emerging India Fund	145,741	90,999
Emerging Markets Small Cap Fund	—	4,825,729
Global Opportunities Fund	—	1,195,946
International Growth Fund		8,009,380
International Opportunities Fund	—	441,867
Micro Cap Fund	—	3,180,093
Small Cap Value Fund	—	897,752
Ultra Growth Fund	—	398,483
World Innovators Fund	—	1,847,561
U.S. Treasury Fund	5,745,809	—

During the tax year ended September 30, 2013, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Core Growth Fund	$35,409,803
Emerging Markets Small Cap Fund	22,744,667
International Growth Fund	26,489,129
International Opportunities Fund	6,940,313
Micro Cap Fund	16,967,788
Small Cap Value Fund	28,200,957
Strategic Income Fund	4,928,087
World Innovators Fund	7,263,424
Income Fund	262,968

The tax character of distributions paid during the year ended September 30, 2013 was as follows:

2013	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary income	$—	$—	$—	$7,553,551	$198,818
Capital gain	—	—	—	—	—

Total	$—	$—	$—	$7,553,551	$198,818

2013	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund
Ordinary income	$—	$128,220	$2,056,223	$—	$14,785,164
Capital gain	17,635,551	4,533,509	—	—	10,882,197

Total	$17,635,551	$4,661,729	$2,056,223	$—	$25,667,361

2013	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Ordinary income	$—	$—	$—	$—	$—
Capital gain	3,814,719	—	12,598,831	120,513,937	—

Total	$3,814,719	$—	$12,598,831	$120,513,937	$—

2013	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$1,250,372	$—	$—	$2,251,846	$6,003,335
Capital gain	533,103	18,153,849	—	—	5,092,088

Total	$1,783,475	$18,153,849	$—	$2,251,846	$11,095,423

WASATCH FUNDS — Notes to Financial Statements (continued)

The tax character of distributions paid during the year ended September 30, 2012 was as follows:

2012	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Ordinary income	$—	$82,637	$—	$—	$—
Capital gain	—	—	—	—	18,174,913

Total	$—	$82,637	$—	$—	$18,174,913

2012	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Ordinary income	$—	$—	$—	$21,818,495	$—
Capital gain	1,097,280	—	17,671,323	—	—

Total	$1,097,280	$—	$17,671,323	$21,818,495	$—

2012	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary income	$—	$—	$—	$—	$880,410
Capital gain	—	—	62,046,614	—	—

Total	$—	$—	$62,046,614	$—	$880,410

2012	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$—	$—	$2,775,995	$5,618,367
Capital gain	7,674,675	—	—	9,334,135

Total	$7,674,675	$—	$2,775,995	$14,952,502

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

9. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2014. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the 12 or 24 months commencing January 31, 2013). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, does not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on either January 31, 2014 or January 31, 2015. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. The costs of the Proxy Statement related to the identification and shareholder approval of Trustee Nominees were treated as extraordinary expenses in the 2010 fiscal year. The impact of these payments is reflected in the net expense ratios in the Financial Highlights. Investment advisory fees and fees waived, if any, for the year or period ended September 30, 2013 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.12%	1/31/2014	$17,808
Emerging India Fund	1.50%	1.95%	N/A	1/31/2014	109,158
Emerging Markets Select Fund	1.25%	1.69%	1.50%	1/31/2014	122,196
Emerging Markets Small Cap Fund	1.75%	1.95%	N/A	1/31/2015	1,383,745
Frontier Emerging Small Countries Fund	1.75%	2.25%	N/A	1/31/2014	690,219
Global Opportunities Fund	1.50%	1.95%	N/A	1/31/2014	—

SEPTEMBER 30, 2013

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Heritage Growth Fund	0.70%	0.95%	N/A	1/31/2014	$23,381
International Growth Fund	1.25%	1.75%	N/A	1/31/2014	—
International Opportunities Fund	1.95%	2.25%	N/A	1/31/2014	288,666
Large Cap Value Fund	0.90%	1.10%	0.98%	1/31/2014	445,421
Long/Short Fund	1.10%	N/A	1.17%	1/31/2014	42,622
Micro Cap Fund	1.95%	2.25%	N/A	1/31/2014	—
Micro Cap Value Fund	1.95%	2.25%	N/A	1/31/2014	—
Small Cap Growth Fund	1.00%	1.50%	N/A	1/31/2015	10,485
Small Cap Value Fund	1.00%	1.50%	1.15%	1/31/2015	21,939
Strategic Income Fund	0.70%	0.95%	N/A	1/31/2014	40,951
Ultra Growth Fund	1.00%	1.50%	N/A	1/31/2014	—
World Innovators Fund	1.50%	1.95%	N/A	1/31/2015	33,084
Income Fund	0.55%	N/A	N/A	N/A	N/A
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2014	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the year or period ended September 30, 2013, the Funds had no purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Institutional Class Legal Fees — As disclosed in the annual report dated September 30, 2011, the Board approved a multi-class plan pursuant to which the Board has established and designated two classes for each series known as Institutional Class shares and Investor Class shares. The Advisor paid the legal costs associated with the establishment and designation of the new share classes for existing funds.

Payments by Advisor — During the 2012 fiscal year, the Advisor discovered a trade allocation error involving several of the Wasatch Funds. In August 2012, the Advisor reimbursed the Global Opportunities Fund $1,167, the Micro Cap Fund $1,074, the Micro Cap Value Fund $1,282, the Small Cap Growth Fund $46,199, the Ultra Growth Fund $940 and the World Innovators Fund $437 as reimbursement for the error plus interest.

During the 2013 fiscal year, the Advisor paid audit, legal and printing fees related to Prospectus changes in the Emerging Markets Small Cap, Small Cap Growth, Small Cap Value and World Innovators Funds. In addition, the Advisor paid the 2012 audit fee of $2,000 per Institutional Class for the Core Growth, Large Cap Value and Small Cap Value Funds. The Advisor also paid PricewaterhouseCoopers invoices related to the tax lot matching error in the Strategic Income Fund and the initial legal fees to set up the Long/Short Fund Institutional Class. These payments are reflected in the Statements of Operations as part of reimbursement of expenses by Advisor. The Advisor does not intend to be reimbursed for these amounts.

On February 20, 2013, the Advisor discovered a trade error involving the Frontier Emerging Small Countries Fund. The Advisor reimbursed the Fund $4,421.

10% Shareholders — As of September 30, 2013, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

	Number of Accounts	% of Shares Outstanding
Core Growth Fund	2	59.98%
Emerging India Fund	1	48.28%
Emerging Markets Select Fund	2	81.10%
Emerging Markets Small Cap Fund	2	61.31%
Frontier Emerging Small Countries Fund	2	79.81%
Global Opportunities Fund	2	61.26%
Heritage Growth Fund	2	48.12%
International Growth Fund	2	57.99%
International Opportunities Fund	1	51.23%
Large Cap Value Fund	2	67.49%
Long/Short Fund	2	66.16%
Micro Cap Fund	2	28.45%
Micro Cap Value Fund	2	48.41%
Small Cap Growth Fund	2	54.17%
Small Cap Value Fund	2	36.46%
Strategic Income Fund	4	72.31%
Ultra Growth Fund	2	47.10%
World Innovators Fund	2	44.61%
Income Fund	3	80.37%
U.S. Treasury Fund	3	54.48%

WASATCH FUNDS — Notes to Financial Statements (continued)

Affiliated Interests — As of September 30, 2013, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares which may be redeemed at any time as detailed below:

	Number of Accounts*	% of Shares Outstanding
Core Growth Fund	15	0.37%
Emerging India Fund	19	26.85%
Emerging Markets Select Fund	15	5.09%
Emerging Markets Small Cap Fund	21	0.23%
Frontier Emerging Small Countries Fund	29	0.95%
Global Opportunities Fund	23	1.80%
Heritage Growth Fund	10	3.97%
International Growth Fund	15	0.42%
International Opportunities Fund	21	2.10%
Large Cap Value Fund	13	0.20%
Long/Short Fund	13	0.15%
Micro Cap Fund	11	0.74%
Micro Cap Value Fund	13	1.96%
Small Cap Growth Fund	20	1.34%
Small Cap Value Fund	7	1.67%
Strategic Income Fund	5	17.80%
Ultra Growth Fund	7	1.31%
World Innovators Fund	9	1.38%
Income Fund	2	0.01%
U.S. Treasury Fund	8	0.86%

*	Multiple accounts with the same beneficial owner are treated as one account.

Payments by Former Service Provider — BISYS Fund Services, Inc. (“BISYS”) is a former service provider to the Large Cap Value Fund, Long/Short Fund and Income Fund. In August 2010, these funds received a one-time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS that requires, among other things, a distribution of settlement monies from the Fair Fund to benefit affected mutual funds). The impact of these payments is reflected in the net expense ratios in the Financial Highlights.

10. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2013 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the year ended 9/30/13	Gain (Loss) Realized on Sale of Shares for the year ended 9/30/13
	Balance 9/30/12	Purchases / Additions	Sales / Reductions	Balance 9/30/13
Emerging Markets Small Cap Fund
KONA I Co. Ltd.	—	584,258	—	584,258	$—	$—

Long/Short Fund
Silicon Graphics International Corp.*	2,802,900	251,471	723,862	2,330,509	$—	$(399,818)

Micro Cap Fund
Goldwater Bank, N.A.	154,000	—	—	154,000	$—	$—

Small Cap Growth Fund
Blue Nile, Inc.	654,903	344,736	—	999,639	$—	$—
Cempra, Inc.**	846,015	714,456	—	1,560,471	—	—
Knight Transportation, Inc.	4,655,806	136,592	—	4,792,398	3,546,375	—
NeurogesX, Inc.	3,882,558	—	3,882,558	—	—	(6,414,763)
zooplus AG	275,513	32,789	—	308,302	—	—

*	On September 26, 2013, a Schedule 13D was filed for Silicon Graphics International Corp. (“the Company”) on behalf of the Advisor and the Wasatch Long/Short Fund, including the portfolio managers Michael L. Shinnick and Ralph C. Shive (“Reporting Persons”).

**The	purchases include 446,414 shares of a private investment in a public equity (PIPE) whose registration statement became effective January 25, 2013. This security is also no longer an affiliated company as of September 30, 2013.

SEPTEMBER 30, 2013

11. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2013, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as % of Net Assets
Global Opportunities Fund
Cardica, Inc.	Warrants	9/25/09	$5,000	$2,000	—

Micro Cap Fund
Cardica, Inc.	Warrants	9/25/09	$40,312	$16,125	—
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	63,140	0.02%

			$1,580,312	$79,265	0.02%

Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc., Series B	Preferred Stock	2/3/11 - 5/25/12	$499,999	$1,366,313	0.82%
Cardica, Inc.	Warrants	9/25/09	13,813	5,525	—
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	17,179	0.01%
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	201,530	0.12%

			$1,432,816	$1,590,547	0.95%

Small Cap Growth Fund
Drilling Info Holdings, Inc, Series B	Preferred Stock	9/5/13	$15,350,001	$15,350,001	0.62%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 1/16/13	4,048,655	3,192,431	0.13%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 1/16/13	1,506,210	1,149,822	0.05%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	828,407	0.03%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	184,939	197,360	0.01%

			$23,089,805	$20,718,021	0.84%

Strategic Income Fund
Redcorp Ventures Ltd., 13.00%, 7/11/12	Corporate Bonds	7/5/07	$153,634	$1,030	—
Star Asia Financial Ltd.	Common Stock	2/22/07 - 3/19/10	305,812	231,214	0.35%

			$459,446	$232,244	0.35%

Ultra Growth Fund
Cardica, Inc.	Warrants	9/25/09	$20,625	$8,250	0.01%
Data Sciences International, Inc., Series B	Preferred Stock	1/20/06	475,001	654,348	0.43%
Drilling Info Holdings, Inc., Series B	Preferred Stock	9/5/13	1,150,001	1,150,001	0.76%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 1/16/13	3,643,789	2,873,181	1.89%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 1/16/13	1,506,210	1,149,822	0.76%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	207,102	0.14%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	46,235	49,340	0.03%
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	2,439	—
Xtera Communications, Inc.	Common Stock	9/3/03	99,065	914	—

			$8,440,927	$6,095,397	4.02%

World Innovators Fund
Cardica, Inc.	Warrants	9/25/09	$8,938	$3,575	—
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 1/16/13	404,865	319,242	0.12%
Xtera Communications, Inc.	Common Stock	9/3/03	7,076	65	—

			$420,879	$322,882	0.12%

12. PURCHASE COMMITMENTS

In September 2003, the Small Cap Growth, Ultra Growth and World Innovators Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners II-B, L.P. The remaining commitment amounts at September 30, 2013 were $300,000, $270,000 and $30,000, respectively.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners III-B, L.P. The remaining commitment amounts at September 30, 2013 were $135,000, per Fund.

WASATCH FUNDS — Notes to Financial Statements (continued)

Securities held by the Funds have been designated to meet these purchase commitments as indicated in the Schedules of Investments.

13. LINE OF CREDIT

The Equity Funds opened two lines of credit totaling $75,000,000, one of which is $25,000,000 uncommitted, and the other of which is $50,000,000 committed, with State Street Bank and Trust Company on June 4, 2007 (together, the “Line”). As of May 25, 2012, the Board approved use of the Line by all funds in the Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the Federal Funds rate as in effect on the date of borrowing, plus a margin, or (b) the overnight London Interbank Offered Rate (LIBOR) as in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a fund based upon actual amounts borrowed by the Fund.

For the year or period ended September 30, 2013, the following Funds had borrowings:

	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/13
Emerging India Fund	$450,484	44	646	1.17%	$—
Emerging Markets Select Fund	122,914	4	15	1.12%	—
Emerging Markets Small Cap Fund	2,506,530	5	393	1.13%	—
Frontier Emerging Small Countries Fund	1,504,623	1	49	1.18%	—
Global Opportunities Fund	1,549,068	30	1,477	1.14%	2,250,304
International Opportunities Fund	1,202,803	4	151	1.13%	—
Micro Cap Fund	309,031	2	20	1.18%	—
Small Cap Value Fund	437,497	6	86	1.18%	—
Ultra Growth Fund	620,673	28	570	1.18%	—

14. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Non-Diversification Risk — A non-diversified fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies. The Emerging India, Emerging Markets Select and Frontier Emerging Small Countries Funds are non-diversified.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds invest in the equity and fixed income securities of non-U.S. issuers. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

SEPTEMBER 30, 2013

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund and International Opportunities Fund are owned by a group of shareholders advised by a common investment advisor. If this group of shareholders simultaneously redeems on the advice of their investment advisor, Fund expenses may increase and performance may be materially affected. However, the Advisor has contractually agreed to waive its fees and/or reimburse both the Frontier Emerging Small Countries Fund and the International Opportunities Fund should their operating expenses exceed 2.25% through at least January 31, 2014.

15. SECURITIES VALUATION

Equity Securities (common and preferred stock and listed warrants) —  Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on NASDAQ, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy (see Note 16). Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges and the securities are categorized in level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

Participation Notes — Investments are valued at market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Short-term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

Asset-backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency

WASATCH FUNDS — Notes to Financial Statements (continued)

contracts are valued at market rate provided by the pricing service.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing

Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (“NAV”) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

16. FAIR VALUE MEASUREMENTS

The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/13
Core Growth Fund
Assets
Common Stocks		$862,432,216	$—	$—	$862,432,216
Short-Term Investments		—	92,347,583	—	92,347,583

		$862,432,216	$92,347,583	$—	$954,779,799

Emerging India Fund
Assets
Common Stocks		$12,495,905	$—	$—	$12,495,905
Short-Term Investments		—	3,366,516	—	3,366,516

		$12,495,905	$3,366,516	$—	$15,862,421

Emerging Markets Select Fund
Assets
Common Stocks	Diversified Banks	$7,389,745	$1,442,295	$—	$8,832,040
	Food Retail	2,562,033	2,160,735	—	4,722,768
	Health Care Facilities	1,611,948	1,408,263	—	3,020,211
	Other	35,292,747	—	—	35,292,747
Short-Term Investments		—	5,616,671	—	5,616,671

		$46,856,473	$10,627,964	$—	$57,484,437

SEPTEMBER 30, 2013

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/13
Emerging Markets Small Cap Fund
Assets
Common Stocks	Computer & Electronics Retail	$—	$19,592,773	$—	$19,592,773
	Construction Materials	54,574,920	18,437,020	—	73,011,940
	Diversified Banks	66,549,228	14,653,399	—	81,202,627
	Health Care Facilities	51,389,454	20,174,514	—	$71,563,968
	Home Improvement Retail	13,125,913	30,343,496	—	43,469,409
	Hotels, Resorts & Cruise Lines	17,264,340	40,424,236	—	57,688,576
	Other	1,356,672,587	—	—	1,356,672,587
Preferred Stocks		15,866,569	—	—	15,866,569
Short-Term Investments		—	83,952,965	—	83,952,965

		$1,575,443,011	$227,578,403	$—	$1,803,021,414

Frontier Emerging Small Countries Fund
Assets
Common Stocks	Brewers	$113,470,191	$8,372	$—	$113,478,563
	Other	545,790,469	—	—	545,790,469
Participation Notes		—	50,988,994	—	50,988,994
Short-Term Investments		—	11,215,471	—	11,215,471

		$659,260,660	$62,212,837	$—	$721,473,497

Global Opportunities Fund
Assets
Common Stocks		$215,678,199	$—	$—	$215,678,199
Warrants		—	—	2,000	2,000

		$215,678,199	$—	$2,000	$215,680,199

Heritage Growth Fund
Assets
Common Stocks		$115,673,050	$—	$—	$115,673,050
Short-Term Investments		—	5,023,647	—	5,023,647

		$115,673,050	$5,023,647	$—	$120,696,697

International Growth Fund
Assets
Common Stocks		$1,294,421,979	$—	$—	$1,294,421,979
Short-Term Investments		—	40,121,848	—	40,121,848

		$1,294,421,979	$40,121,848	$—	$1,334,543,827

Liabilities
Foreign Currency Exchange Contracts		$—	$(8,792,817)	$—	$(8,792,817)

		$—	$(8,792,817)	$—	$(8,792,817)

International Opportunities Fund
Assets
Common Stocks	Building Products	$2,594,098	$1,276,566	$—	$3,870,664
	Construction Materials	—	1,180,959	—	1,180,959
	Food Distributors	—	2,352,398	—	2,352,398
	Household Products	8,217,225	2,477,215	—	10,694,440
	Other	254,136,829	—	—	254,136,829
Short-Term Investments		—	6,757,604	—	6,757,604

		$264,948,152	$14,044,742	$—	$278,992,894

Liabilities
Foreign Currency Exchange Contracts		$—	$(335,161)	$—	$(335,161)

		$—	$(335,161)	$—	$(335,161)

Large Cap Value Fund
Assets
Common Stocks		$782,196,476	$—	$—	$782,196,476
Short-Term Investments		—	4,064,176	—	4,064,176

		$782,196,476	$4,064,176	$—	$786,260,652

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/13
Long/Short Fund
Assets
Common Stocks		$1,878,219,246	$—	$—	$1,878,219,246
Short-Term Investments		—	420,047,299	—	420,047,299

		$1,878,219,246	$420,047,299	$—	$2,298,266,545

Liabilities
Equity Contracts		$(2,774,666)	$—	$—	$(2,774,666)
Securities Sold Short		(254,008,386)	—	—	(254,008,386)

		$(256,783,052)	$—	$—	$(256,783,052)

Micro Cap Fund
Assets
Common Stocks	Specialized Finance	$—	$—	$63,140	$63,140
	Other	306,705,025	—	—	306,705,025
Warrants		—	—	16,125	16,125
Short-Term Investments		—	16,582,893	—	16,582,893

		$306,705,025	$16,582,893	$79,265	$323,367,183

Micro Cap Value Fund
Assets
Common Stocks	Construction Materials	$3,151,920	$1,040,601	$—	$4,192,521
	Diversified Banks	1,928,787	—	201,530	2,130,317
	Personal Products	1,084,875	1,558,500	—	2,643,375
	Specialized Finance	—	—	17,179	17,179
	Other	145,463,382	—	—	145,463,382
Preferred Stocks		—	—	1,366,313	1,366,313
Warrants		—	—	5,525	5,525
Short-Term Investments		—	12,393,598	—	12,393,598

		$151,628,964	$14,992,699	$1,590,547	$168,212,210

Liabilities
Equity Contracts		$(95,250)	$—	$—	$(95,250)

		$(95,250)	$—	$—	$(95,250)

Small Cap Growth Fund
Assets
Common Stocks		$2,290,902,379	$—	$—	$2,290,902,379
Preferred Stocks		—	—	16,375,768	16,375,768
Limited Partnership Interest		—	—	4,342,253	4,342,253
Short-Term Investments		—	172,712,553	—	172,712,553

		$2,290,902,379	$172,712,553	$20,718,021	$2,484,332,953

Small Cap Value Fund
Assets
Common Stocks		$197,845,814	$—	$—	$197,845,814
Short-Term Investments		—	14,258,118	—	14,258,118

		$197,845,814	$14,258,118	$—	$212,103,932

Strategic Income Fund
Assets
Common Stocks	Diversified REITs	$—	$231,214	$—	$231,214
	Other	51,949,531	—	—	51,949,531
Exchange-Traded Funds		5,316,823	—	—	5,316,823
Limited Liability Company Membership Interest		2,342,844	—	—	2,342,844
Limited Partnership Interest		1,553,136	—	—	1,553,136
Corporate Bonds		—	—	1,030	1,030
Short-Term Investments		—	5,057,173	—	5,057,173

		$61,162,334	$5,288,387	$1,030	$66,451,751

SEPTEMBER 30, 2013

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/13
Ultra Growth Fund
Assets
Common Stocks	Internet Software & Services	$11,117,788	$—	$914	$11,118,702
	Other	131,394,289	—	—	131,394,289
Preferred Stocks		—	—	2,063,230	2,063,230
Limited Partnership Interest		—	—	4,023,003	4,023,003
Warrants		—	—	8,250	8,250
Short-Term Investments		—	1,569,502	—	1,569,502

		$142,512,077	$1,569,502	$6,095,397	$150,176,976

World Innovators Fund
Assets
Common Stocks	Internet Software & Services	$27,554,693	$—	$65	$27,554,758
	Other	212,561,279	—	—	212,561,279
Preferred Stocks		4,899,869	—	—	4,899,869
Limited Partnership Interest		—	—	319,242	319,242
Warrants		—	—	3,575	3,575
Short-Term Investments		—	19,512,730	—	19,512,730

		$245,015,841	$19,512,730	$322,882	$264,851,453

Wasatch-1st Source Income Fund
Assets
Asset Backed Securities		$—	$6,046,216	$—	$6,046,216
Collateralized Mortgage Obligations		—	24,519,183	—	24,519,183
Corporate Bonds		—	51,576,240	—	51,576,240
Municipal Bonds		—	2,661,810	—	2,661,810
Mutual Funds		843,477	—	—	843,477
Exchange-Traded Funds		2,519,570	—	—	2,519,570
U.S. Government Agency Securities		—	27,933,636	—	27,933,636
U.S. Treasury Inflation Protected Bonds		—	673,964	—	673,964
U.S. Treasury Notes		—	11,253,671	—	11,253,671
Preferred Stocks		879,500	—	—	879,500
Short-Term Investments		—	589,718	—	589,718

		$4,242,547	$125,254,438	$—	$129,496,985

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$191,400,917	$—	$191,400,917
Short-Term Investments		—	1,395,998	—	1,395,998

		$—	$192,796,915	$—	$192,796,915

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the Other category.

The valuation techniques used by the Funds to measure fair value for the year or period ended September 30, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

There was a transfer of $8,372 from level 1 to level 2 in the Frontier Emerging Small Countries Fund because a security price had gone stale since the security had not traded for five days.

WASATCH FUNDS — Notes to Financial Statements (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (level 3) for the Funds during the year ended September 30, 2013:

Fund	Market Value Beginning Balance 9/30/12	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2013	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/13
Global Opportunities Fund
Warrants	$2,400	$—	$—	$—	$—	$(400)	$—	$—	$2,000	$(400)

Micro Cap Fund
Common Stocks	13,860	—	—	—	—	49,280	—	—	63,140	49,280
Warrants	20,803	—	—	—	(18,168)	13,490	—	—	16,125	(3,225)

	34,663	—	—	—	(18,168)	62,770	—	—	79,265	46,055

Micro Cap Value Fund
Common Stocks	186,550	—	—	—	—	32,159	—	—	218,709	32,159
Preferred Stocks	625,263	—	—	—	—	741,050	—	—	1,366,313	741,050
Warrants	7,130	—	—	—	(6,250)	4,645	—	—	5,525	(1,105)

	818,943	—	—	—	(6,250)	777,854		—	1,590,547	772,104

Small Cap Growth Fund
Common Stocks	247	—	—	—	(1,500,000)	1,499,753	—	—	—	—
Preferred Stocks	961,210	15,350,001	—	—	—	64,557	—	—	16,375,768	64,557
Limited Partnership Interest	6,625,910	130,000	3,570,192	—	2,898,576	(1,742,041)	—	—	4,342,253	(1,742,041)
Warrants	19,413	—	—	—	(242,660)	223,247	—	—	—	—

	7,606,780	15,480,001	3,570,192	—	1,155,916	45,516	—	—	20,718,021	(1,677,484)

Strategic Income Fund
Limited Liability Company Membership Interest	99,690	—	120,787	—	(336,529)	357,626	—	—	—	—
Corporate Bonds	4,073	—	2,786	—	765	(1,022)	—	—	1,030	(2,990)

	103,763	—	123,573	—	(335,764)	356,604	—	—	1,030	(2,990)

Ultra Growth Fund
Common Stocks	1,583	—	—	—	(1,499,998)	1,499,329	—	—	914	—
Preferred Stocks	1,062,439	1,150,001	—	—	—	(149,210)	—	—	2,063,230	(149,210)
Limited Partnership Interest	6,126,453	120,000	3,290,020	—	2,673,758	(1,607,188)	—	—	4,023,003	(1,607,188)
Warrants	10,336	—	—	—	(5,450)	3,364	—	—	8,250	(1,650)

	7,200,811	1,270,001	3,290,020	—	1,168,310	(253,705)	—	—	6,095,397	(1,758,048)

World Innovators Fund
Common Stocks	65	—	—	—	—	—	—	—	65	—
Limited Partnership Interest	496,747	10,000	280,181	—	224,827	(132,151)	—	—	319,242	(132,151)
Warrants	4,290	—	—	—	—	(715)	—	—	3,575	(715)

	501,102	10,000	280,181	—	224,827	(132,866)	—	—	322,882	(132,866)

Quantitative Information About Level 3 Fair Value Measurements

Fund	Description	Fair Value at 9/30/13	Valuation Technique	Unobservable Input	Range (Average)
Micro Cap Value	Direct Venture Capital Investments: Pharmaceuticals	$1,366,314	Probability of warrant
			exercise	Exercise price	*
			Probability of no warrant exercise	Remaining value
Micro Cap Value	Direct Venture Capital Investments: Diversified Banks	$201,529	Book value	Book value multiple	1.0
Ultra Growth	Direct Venture Capital Investments: Health Care Technology	$654,348	Market comparable
			companies	EBITDA multiple	2.4 - 18.8(9.4)
				EV/Revenue multiple	0.4 - 5.2(2.2)
				Discount for lack of marketability	20%

*The	exercise price of the warrant will be within a range; the actual price is not set at this time. As such, this valuation is directionally sensitive to the determination of the exercise price within the range.

Changes in book value multiples, EBITDA multiples, and EV/revenue multiples, each in isolation, may change the fair value of the investment. Generally, a decrease in these multiples will result in a decrease in the fair value of the investment.

SEPTEMBER 30, 2013

The Funds’ other Level 3 investments have been valued using unadjusted third-party transactions and quotations, unadjusted historical third party information or the unadjusted NAV of the investment in private investment companies. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

17. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH CORE GROWTH FUND

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options	$—	$—	$—	$150,916	$—	$150,916

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$—	$—	$(38,216)	$—	$(38,216)

WASATCH INTERNATIONAL GROWTH FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Unrealized depreciation on foreign currency exchange contracts	$—	$8,792,817	$—	$—	$—	$8,792,817

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$(8,792,817)	$—	$—	$—	$(8,792,817)

WASATCH INTERNATIONAL OPPORTUNITIES FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Unrealized depreciation on foreign currency exchange contracts	$—	$335,161	$—	$—	$—	$335,161

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$(335,161)	$—	$—	$—	$(335,161)

WASATCH FUNDS — Notes to Financial Statements (continued)

WASATCH LONG/SHORT FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$2,774,666	$—	$2,774,666

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on options	$—	$—	$—	$1,309,436	$—	$1,309,436

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$—	$—	$1,698,839	$—	$1,698,839

WASATCH MICRO CAP VALUE FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$95,250	$—	$95,250

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on investments and foreign currency translations	$—	$(33,150)	$—	$—	$—	$(33,150)
Net realized gain (loss) on options	—	—	—	(392,933)	—	(392,933)

	$—	$(33,150)	$—	$(392,933)	$—	$(426,083)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$15,841	$—	$(123,020)	$—	$(107,179)

SEPTEMBER 30, 2013

WASATCH SMALL CAP VALUE FUND

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on options	$—	$—	$—	$134,261	$—	$134,261

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$—	$—	$(102,761)	$—	$(102,761)

*	See Note 4 — Financial Derivative Instruments for additional information.

For the year ended September 30, 2013, the average monthly balance of derivative financial instruments was as follows:

	Core Growth Fund	International Growth Fund		International Opportunities Fund		Long/Short Fund	Micro Cap Value Fund		Small Cap Value Fund
Forward foreign currency exchange contracts:
Average number of contracts — U.S. dollars purchased	—	0	[1]	0	[1]	—	0	[1]	—
Average U.S. dollar amounts purchased	$—	$85,999,624		$8,341,988		$—	$562,851		$—
Option contracts:
Average number of call contracts written	42	—		—		25,107	714		75
Average value of call contracts written	$9,792	$—		$—		$5,873,583	$174,555		$4,375

[1]	Amount represents less than 0.5.

18. SUBSEQUENT EVENTS

Effective January 31, 2014, the advisory fee and expense limitation will decrease from 1.95% to 1.75% and 2.25% to 1.95%, respectively, for the Micro Cap Fund and Micro Cap Value Fund. The Frontier Emerging Small Countries Fund redemption fee on shares held 90 days or less will change to 60 days or less effective January 31, 2014. The Class Operating Expense Limit with respect to each class of each fund shall remain in effect until January 31, 2015, unless renewed by written agreement of the parties. The Board of Trustees of the Funds is the only party that may terminate the contractual expense limitation prior to the contract’s expiration date.

WASATCH FUNDS — Report of Independent Registered Public Accounting Firm	SEPTEMBER 30, 2013

To the Board of Trustees

and Shareholders of

Wasatch Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wasatch Core Growth Fund, Wasatch Emerging India Fund, Wasatch Emerging Markets Select Fund, Wasatch Emerging Markets Small Cap Fund, Wasatch Frontier Emerging Small Countries Fund, Wasatch Global Opportunities Fund, Wasatch Heritage Growth Fund, Wasatch International Growth Fund, Wasatch International Opportunities Fund, Wasatch Large Cap Value Fund, Wasatch Long/Short Fund, Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Strategic Income Fund, Wasatch Ultra Growth Fund, Wasatch World Innovators Fund, Wasatch-1st Source Income Fund, and Wasatch-Hoisington U.S. Treasury Fund (hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended (except for the Wasatch Emerging Markets Select Fund, which the results of operations and the changes in net assets are for the period December 13, 2012 (commencement of operations) through September 30, 2013, and the Wasatch Frontier Emerging Small Countries Fund, which the changes in net assets are for the periods January 31, 2012 (commencement of operations) through September 30, 2012 and for the year ended September 30, 2013), and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

November 26, 2013

WASATCH FUNDS — Supplemental Information	SEPTEMBER 30, 2013 (UNAUDITED)

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Four of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. One Interested Trustee has been appointed by the elected Independent Trustees to serve until his successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 69	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	20	Director and Board Chairman of Agricon Global Corporation (formerly known as
					Bayhill Capital Corporation (telephone communications) since December 2007; Trustee, Northern Lights Fund Trust III (4 portfolios) since 2012

William R. Swinyard, Ph.D.[3] 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 73	Trustee and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Trustee since 1986	Retired Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University, from 1978 to 2007.	20	None

D. James Croft, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 71	Trustee and Chairman of the Governance & Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	20	None

Miriam M. Allison[3,4] 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 66	Trustee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	20	Director, Northwestern Mutual Series Fund, Inc. (28 portfolios) since 2006.

Heikki Rinne, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 61	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) since 2002	20	Director, Touchfon International, through 2009; Director, Infostar Group, through 2009

Interested Trustee

Samuel S. Stewart, Jr., Ph.D. CFA[5] 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 71	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	20	None

[1]	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

WASATCH FUNDS — Supplemental Information (continued)

[2]	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Effective January 1, 2014, Dr. Swinyard will retire from service as a Trustee at which point Ms. Allison will become Chairman of the Audit Committee.

[4]	Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. Ms. Allison no longer owns such shares.

[5]	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 44	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 45	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Cindy B. Firestone, CPA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 55	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 40	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

ADDITIONAL TAX INFORMATION:

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Global Opportunities Fund	$17,635,551
Heritage Growth Fund	4,533,509
Large Cap Value Fund	108,047,802
Long/Short Fund	3,814,719
Micro Cap Value Fund	12,598,831
Small Cap Growth Fund	120,513,937
Strategic Income Fund	533,103
Ultra Growth Fund	18,153,849
U.S. Treasury Fund	5,092,088

For the fiscal year ended September 30, 2013, certain dividends paid by each Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2013, complete information will be reported on shareholders’ 2013 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2013 will be at the highest amount permitted by law.

Corporate shareholders should note for the year ended September 30, 2013, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions are as follows:

Fund	Percentage
Frontier Emerging Small Countries Fund	1%
Heritage Growth Fund	100%
Large Cap Value Fund	100%
Strategic Income Fund	44%
Income Fund	1%

The Funds may elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. The foreign taxes paid eligible for pass-through on September 30, 2013 are as follows:

Fund	Amount
Emerging Markets Select Fund	$48,406
Frontier Emerging Small Countries Fund	1,085,523

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2013. These shareholders will receive more detailed information along with their 2013 Form 1099-DIV.

SEPTEMBER 30, 2013 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov.

SERVICE PROVIDERS

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Rd.

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

WASATCH FUNDS — Guide to Understanding Financial Statements

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 147. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The Wasatch-1st Source Income Fund invests primarily in fixed income securities. The U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Additional Information about the Funds.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees (payable to Advisor) and other payables. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock Issued and Outstanding. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 149.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and trustees’ fees and other expenses. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in the market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net

SEPTEMBER 30, 2013 (UNAUDITED)

Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to sharehold-ers when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distribu- tions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 148. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on investments is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend date of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Ratios to Average Net Assets and Supplemental Data are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio of expenses to average net assets shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio of net investment income (loss) to average net assets shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

2013 Annual Report
wasatchfunds.com • 801.561.1700

MIX
Paper from responsible sources
FSC® C104537

Item 2: Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3: Audit Committee Financial Expert.

(a) (1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Miriam M. Allison. Ms. Allison is deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees—The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2013 and September 30, 2012 were $425,586 and $391,430, respectively.

(b) Audit Related Fees—During the fiscal years ended September 30, 2013 and September 30, 2012, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2013 and 2012, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(c) Tax Fees—The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2013 and September 30, 2012 were $93,635 and $91,895, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the tax consequences of specific investments.

During the fiscal years ended September 30, 2013 and 2012, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d) All Other Fees—During the fiscal years ended September 30, 2013 and 2012, there were no fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

During the fiscal years ended September 30, 2013 and 2012, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(e) Pre-Approval Policies and Procedures

(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the investment adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the investment adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f) No disclosures are required by this Item 4(f).

(g) The independent registered public accounting firm did not bill the Registrant or the Registrant’s investment adviser for any other ongoing non-audit services for the fiscal years ended September 30, 2013 and 2012 for the Registrant.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Shareholders may submit for the Governance and Nominating Committee’s (the “Committee”) consideration, recommendations regarding potential Trustee nominees. Any shareholder submissions must conform to the policies and procedures governing such nominations as established by the Committee and published on the Investor Education tab of the Registrant’s website www.wasatchfunds.com.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics is attached hereto.

(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(3)	Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	December 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	December 9, 2013

By:	/s/ Cindy B. Firestone
Cindy B. Firestone
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	December 9, 2013